                        ANNUAL REPORT | December 31, 2001

                         The Strong Advisor Equity Funds

                                  [PHOTO HERE]


                        Strong Advisor Common Stock Fund
                       Strong Advisor Mid Cap Growth Fund
                       Strong Advisor Small Cap Value Fund
                         Strong Advisor U.S. Value Fund
                         Strong Advisor Endeavor 20 Fund
                            Strong Advisor Focus Fund
                         Strong Advisor Technology Fund
                     Strong Advisor Endeavor Large Cap Fund
                     Strong Advisor International Core Fund

                                                       STRONG [STRONG LOGO HERE]

                        ANNUAL REPORT | December 31, 2001

                        The Strong Advisor Equity Funds

                               Table of Contents

Investment Reviews

   Strong Advisor Common Stock Fund ....................................      2

   Strong Advisor Mid Cap Growth Fund ..................................      4

   Strong Advisor Small Cap Value Fund .................................      6

   Strong Advisor U.S. Value Fund ......................................      8

   Strong Advisor Endeavor 20 Fund .....................................     10

   Strong Advisor Focus Fund ...........................................     12

   Strong Advisor Technology Fund ......................................     14

   Strong Advisor Endeavor Large Cap Fund ..............................     16

   Strong Advisor International Core Fund ..............................     18

Shareholder Meeting Results ............................................     20

Financial Information

   Schedules of Investments in Securities

     Strong Advisor Common Stock Fund ..................................     22

     Strong Advisor Mid Cap Growth Fund ................................     23

     Strong Advisor Small Cap Value Fund ...............................     25

     Strong Advisor U.S. Value Fund ....................................     30

     Strong Advisor Endeavor 20 Fund ...................................     32

     Strong Advisor Focus Fund .........................................     33

     Strong Advisor Technology Fund ....................................     34

     Strong Advisor Endeavor Large Cap Fund ............................     35

     Strong Advisor International Core Fund ............................     36

   Statements of Assets and Liabilities ................................     38

   Statements of Operations ............................................     43

   Statements of Changes in Net Assets .................................     46

   Notes to Financial Statements .......................................     49

Financial Highlights ...................................................     64

Report of Independent Accountants ......................................     80

Directors and Officers .................................................     81

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO]

Market Update -- January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000 -- an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, "We live in interesting times". There is ample reason for optimism and hope. But there are also storm clouds on the horizon -- a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.

                                                          continued on next page

                             Annual Returns S&P 500

   --------------------------------------------------------------------------
     Year             S&P 500 Returns        Year            S&P 500 Returns
   --------------------------------------------------------------------------
     1926                11.62%              1964                16.48%
     1927                37.49%              1965                12.45%
     1928                43.61%              1966               -10.06%
     1929                -8.42%              1967                23.98%
     1930               -24.90%              1968                11.06%
     1931               -43.34%              1969                -8.50%
     1932                -8.19%              1970                 4.01%
     1933                53.99%              1971                14.31%
     1934                -1.44%              1972                18.98%
     1935                47.67%              1973               -14.66%
     1936                33.92%              1974               -26.47%
     1937               -35.03%              1975                37.20%
     1938                31.12%              1976                23.84%
     1939                -0.41%              1977                -7.18%
     1940                -9.78%              1978                 6.56%
     1941               -11.59%              1979                18.44%
     1942                20.34%              1980                32.42%
     1943                25.90%              1981                -4.91%
     1944                19.75%              1982                21.41%
     1945                36.44%              1983                22.51%
     1946                -8.07%              1984                 6.27%
     1947                 5.71%              1985                32.16%
     1948                 5.50%              1986                18.47%
     1949                18.79%              1987                 5.23%
     1950                31.71%              1988                16.81%
     1951                24.02%              1989                31.49%
     1952                18.37%              1990                -3.17%
     1953                -0.99%              1991                30.55%
     1954                52.62%              1992                 7.67%
     1955                31.56%              1993                 9.99%
     1956                 6.56%              1994                 1.31%
     1957               -10.78%              1995                37.43%
     1958                43.36%              1996                23.07%
     1959                11.96%              1997                33.36%
     1960                 0.05%              1998                28.58%
     1961                26.89%              1999                21.04%
     1962                -8.73%              2000                -9.11%
     1963                22.80%              2001               -11.88%

                      ANNUALIZED COMPOUNDED RATE OF RETURN
                                     10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does not represent the performance of any specific investment. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Source: International Strategy & Investment Portfolio Strategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance -- and a lot of dollars -- between that number and the 20% plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time -- and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

  1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal -- a "reversion to the mean."

  2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best.
     For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

  3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

  4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

  5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

  6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio, and manage it. Please contact us should you need information or advice.

                                                             /s/ Dick

Strong Advisor Common Stock Fund

-------------------------------------------------------------------------------

A meeting of shareholders was held July 20, 2001. See page 20 for information about the results of this meeting. Effective October 1, 2001, Ms. Ann M. Miletti became co-manager of the Fund.

Your Fund's Approach

The Strong Advisor Common Stock Fund seeks capital growth. It invests, under normal conditions, at least 65% of its assets in stocks of small- and medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                           From 12-29-89 to 12-31-01

                                    [GRAPH]

           The Strong Advisor Common Stock Fund   Russell 2000 (R) Index*  Lipper Mid-Cap Core Funds Index*
  Dec 89                 $10,000                        $10,000                  $10,000
  Dec 90                 $10,100                         $8,052                   $8,948
  Dec 91                 $15,864                        $11,760                  $13,741
  Dec 92                 $19,161                        $13,925                  $15,086
  Dec 93                 $23,988                        $16,554                  $17,698
  Dec 94                 $23,872                        $16,252                  $17,578
  Dec 95                 $31,609                        $20,876                  $22,033
  Dec 96                 $38,078                        $24,319                  $25,980
  Dec 97                 $47,223                        $29,757                  $31,753
  Dec 98                 $50,340                        $29,000                  $34,223
  Dec 99                 $70,653                        $35,164                  $43,872
  Dec 00                 $69,804                        $34,102                  $46,617
  Dec 01                 $68,617                        $34,950                  $44,333

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class Z shares only; performance for other classes will vary due to the difference in fee structures./2/

Q: How did the Fund perform?

A: The past year was another very difficult period for the stock market. We are pleased that the Strong Advisor Common Stock Fund was able to remain relatively flat during this extremely volatile year. Not only did the economy fall into recession for the first time in a decade, but the market also had to deal with the horrific attack of September 11, the aftermath of past overspending on technology, and the excesses created during the growth-momentum stock periods.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve Board set the tone for the market at the beginning of the year with a surprise 50-basis-point cut in interest rates. It followed with ten additional rate cuts driving short-term interest rates to their lowest levels in almost two generations. In spite of this, the economy continued to falter. The events of September 11 added yet another significant challengeto the market. We dealt with these challenges by staying focused on our time-tested investment process. The market tested our skills in the weeks following September 11, but we found our discipline of looking for companies with strong competitive positions, high-quality management teams, and attractive valuations, continues to work. We opportunistically added to existing positions, and made selective new investments such as Fairchild Semiconductor and Rockwell Collins. These buys helped us to bounce back from the lows we saw at the end of the third quarter.

Q:   What investment strategies and techniques impacted your Fund's performance?

A. The Fund benefited during the year from its holdings in retail and cyclical stocks -- companies that are sensitive to the state of the economy. As the economy weakened, our valuation discipline led us to buy more economically sensitive names. The valuations of these stocks in many cases reflected fears of a true worst-case scenario, which allowed us to pick up very high-quality companies at heavily discounted prices. Similar concerns played out in the retail area, where a tough 2000 allowed the stocks to be strong performers in 2001. For the Fund, holdings like Office Depot(R) and Abercrombie & Fitch outpaced the market by sizable amounts. Performance was hurt, however, by positions in telecom related names where overcapacity depressed the market. The energy sector was also weak. Despite efforts by OPEC to restrain crude supply and the difficulty in increasing natural-gas production, commodity prices fell. We continue to remain overweighted in the sector, as we feel the valuations reflect an overly pessimistic outlook by investors.

Q:   What is your future outlook?

A: Looking forward, we are encouraged by the steps taken to get the economy moving forward. The aggressive action by the Federal Reserve Board, combined with the tax cuts from Washington, have put a tremendous amount of liquidity into the economic system. Oil prices appear to have bottomed, and inventory levels at most of the companies we look at are in good shape. Finally, consumer confidence continues to be surprisingly strong. We believe a recovery will happen; the only question is its timing. The market is likely to have many fits and starts, but we may also see that some expectations have been set low enough that companies may once again begin to exceed their own projections. We believe it will be a real stock-picker's market, rather than one led by just a single industry group. This should play well to our disciplined, bottom-up approach to investing.

     We will continue to stay focused on what we can control -- our process and our discipline. We strive to maintain our long-term record of superior performance. Thank you again for your trust in us, and may you have a happy, healthy, and prosperous 2002.

     God Bless America.

     Richard T. Weiss
     Portfolio Co-Manager

     Ann M. Miletti
     Portfolio Co-Manager
--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 12-31-01

                                   Class A/1/
--------------------------------------------------------------------------------
                                1-year    -7.64%

                                5-year    10.78%

                               10-year    14.68%

                  Since Fund Inception    16.40%
                            (12-29-89)


                                   Class B/1/
--------------------------------------------------------------------------------
                                1-year    -7.35%

                                5-year    11.32%

                               10-year    14.94%

                  Since Fund Inception    16.62%
                            (12-29-89)


                                   Class C/1/
--------------------------------------------------------------------------------
                                1-year    -3.45%

                                5-year    11.58%

                               10-year    14.83%

                  Since Fund Inception    16.44%
                            (12-29-89)


                                   Class Z/2/
--------------------------------------------------------------------------------
                                1-year    -1.70%

                                5-year    12.50%

                               10-year    15.77%

                  Since Fund Inception    17.41%
                            (12-29-89)

     Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. As of December 27, 2001, the Class L shares were converted into and redesignated as Class A shares.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Common Stock Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Mid Cap Growth Fund

--------------------------------------------------------------------------------
A meeting of shareholders was held July 20, 2001. See page 20 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Mid Cap Growth Fund seeks capital growth. It invests, under normal circumstances, at least 65% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap Index(TM)* at the time of investment. The Fund can invest in futures and options for hedging and risk management purposes. The Fund writes put and call options. To a limited extent, the fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-96 to 12-31-01

                                    [GRAPH]

                  The Strong Advisor Mid           Russell MidCap(TM)       S&P MidCap 400             Lipper Multi-Cap Growth
                      Cap Growth Fund                  Index*                   Index*                      Funds Index*
 Dec 96                   $10,000                     $10,000                   $10,000                        $10,000
 Jun 97                   $10,104                     $11,263                   $11,299                        $11,223
 Dec 97                   $11,385                     $12,900                   $13,225                        $12,295
 Jun 98                   $13,196                     $14,079                   $14,366                        $14,354
 Dec 98                   $13,035                     $14,203                   $15,752                        $15,344
 Jun 99                   $16,577                     $15,671                   $16,834                        $17,537
 Dec 99                   $25,031                     $16,793                   $18,070                        $22,456
 Jun 00                   $27,539                     $17,652                   $19,690                        $24,117
 Dec 00                   $22,911                     $18,178                   $21,232                        $19,750
 Jun 01                   $19,612                     $17,821                   $21,438                        $16,834
 Dec 01                   $15,841                     $17,156                   $21,104                        $14,780


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, the S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index, as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

Q: How did your Fund perform?

A: The past year was difficult for growth stock investors and for the Strong
   Advisor Mid Cap Growth Fund. The terrorist attacks on September 11 hurt the performance of the Fund as the U.S. economy toppled into recession. The Fed cut interest rates throughout the year, but growth stocks (particularly in technology) remained under severe pressure. The Fund and the markets reached a low point on September 21, and both have since recovered dramatically.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: The Fed's aggressive posture in cutting rates led us to position the Fund heavily in cyclical-stocks those areas, such as technology, poised to benefit most from a resurgent economy. Despite eleven rate cuts by the Federal Reserve, heightened uncertainty about the war on terrorism and the fragile economy led consumers and businesses to postpone spending on discretionary items. As a result, stocks in technology and other growth areas underperformed the market for the year, hurting our performance relative to the benchmark.

   The Federal Reserve's move to a more aggressive interest rate policy caused us to shift our weightings in other sectors. For example, we gradually reduced our weighting in defensive healthcare stocks and increased our exposure to consumer cyclicals, especially retailers. The valuations of many leading healthcare companies had become too rich in our view, but the negative economic environment continued to favor more defensive holdings like these for most of the year. Those who, like us, had positioned their portfolios to capitalize on an economic reacceleration were punished. Although our positioning in cyclical stocks caused us to underperform for the year, we believe the rationale for investing in these stocks remains intact.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance in 2001 was hurt by its technology holdings. Although the longer-term prospects for leading technology companies remain bright, the past year represented a period of sharp relative underperformance. The Fund's semiconductor holdings held up well for most of the year, but the negative impact of September 11 on the broader economy and investor psychology led to major disappointment later in the year. Prior to the attacks, the early signs of an impending sector rebound (such as firming order trends and price stability) led us to significantly overweight technology. This decision, more than any other, was responsible for the Fund's underperformance in 2001.

   On the brighter side, our holdings in consumer cyclical issues, most notably retailers Best Buy, Dollar Tree Stores, American Eagle Outfitters, and J.C. Penney, added the most value during the period. Despite widespread corporate layoffs and economic uncertainty, the resilience of U.S. consumer spending has surprised most experts. The Fund also benefited from investments in more stable growth companies like Laboratory Corporation of America, Cerner, and Apollo Group. During the fourth quarter, the Fund appreciated 22%, driven primarily by such technology holdings as Network Appliance and Brocade Communications.

Q: What is your future outlook?

A: Although the magnitude of an economic and a corporate profit recovery is difficult to predict, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. And over the long term, earnings growth is what drives stock prices. Of course, risks still remain. The possibility of another terrorist attack or an economic shock exists. But we believe the recent success in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks tend to lead all other sectors out of a sluggish economic environment. We believe they will do so again.

   We appreciate your patience and support after such a difficult period. Thank you for your investment in the Strong Advisor Mid Cap Growth Fund.

    Ronald C. Ognar
    Portfolio Co-Manager

    Derek V. W. Felske
    Portfolio Co-Manager
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 12-31-01

                 Class A/1/
 -------------------------------------------------------------------------------
                       1-year                        -34.96%
                       3-year                          4.35%
                       5-year                          8.02%
                       Since Fund Inception            8.02%
                       (12-31-96)

                 Class B/1/
--------------------------------------------------------------------------------
                       1-year                        -34.69%
                       3-year                          4.79%
                       5-year                          8.59%
                       Since Fund Inception            8.59%
                       (12-31-96)

                 Class C/1/
--------------------------------------------------------------------------------
                       1-year                        -31.95%
                       3-year                          5.96%
                       5-year                          8.85%
                       Since Fund Inception            8.85%
                       (12-31-96)

                 Class Z/2/
--------------------------------------------------------------------------------
                       1-year                        -30.86%
                       3-year                          6.71%
                       5-year                          9.64%
                       Since Fund Inception            9.64%
                       (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. As of December 27, 2001, the Class L shares were converted into and redesignated as Class A shares.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Mid Cap Growth Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The Russell Midcap Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Small Cap Value Fund

--------------------------------------------------------------------------------
A meeting of shareholders was held July 20, 2001. See page 20 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Funds Approach

The Strong Advisor Small Cap Value Fund seeks capital growth. It invests, under normal circumstances, at least 65% of its assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index* at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 12-31-01

                                    [GRAPH]

             The Strong Advisor Small Cap Value Fund     Russell 2000(R) Index*   Lipper Small-Cap Value Funds Index*
Dec 97               $10,000                                     $10,000                         $10,000
Mar 98               $12,430                                     $10,835                         $10,898
Jun 98               $11,730                                     $10,444                         $10,419
Sep 98               $ 8,850                                     $ 8,577                         $ 8,376
Dec 98               $10,610                                     $ 9,355                         $ 9,329
Mar 99               $ 9,720                                     $ 8,448                         $ 8,346
Jun 99               $12,230                                     $ 9,847                         $ 9,873
Sep 99               $12,460                                     $ 9,076                         $ 9,123
Dec 99               $13,590                                     $ 9,216                         $ 9,505
Mar 00               $16,570                                     $ 9,568                         $ 9,848
Jun 00               $15,860                                     $ 9,755                         $ 9,976
Sep 00               $16,220                                     $10,470                         $10,662
Dec 00               $17,170                                     $11,319                         $11,036
Mar 01               $18,770                                     $11,429                         $11,309
Jun 01               $21,140                                     $12,759                         $12,747
Sep 01               $17,400                                     $11,058                         $10,910
Dec 01               $20,259                                     $12,907                         $12,934

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

Q:   How did your Fund perform?

A: The Strong Advisor Small Cap Value Fund outperformed its benchmarks, the Russell 2000(R) Index and the Russell 2000(R) Value Index, for the fourth consecutive year. In a challenging environment, we were able to post a double-digit gain.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Although investors appeared to enter 2001 with a sense of change and even optimism, in the end, corporate earnings were simply too weak to push most stocks up during 2001 despite 11 interest-rate cuts from the Federal Reserve and stimulus packages from the government. Any hope held during the summer that broad corporate performance might turn up before year-end was dashed on September 11 by the terrorist attacks on the United States.

     In particular, the price of crude oil fell sharply after the attack, as oil demand declined along with the slowdown in the global economy. Natural-gas prices also declined during 2001, caused by the economic recession and by an unfavorable weather pattern a relatively cool summer followed by a mild early winter.

     After initially selling off, U.S. equity markets have rebounded back above their pre-attack levels, and there is currently evidence to suggest that the U.S. economy is shifting from recession to recovery.

Q:   What investment strategies and techniques impacted your Fund's performance?

A:   The years performance was attributable to good stock picking, and also to our holdings in precious-metals stocks. The top contributors to performance also demonstrate the portfolio's diversity: Armor Holdings (provider of law enforcement security products and security services), Earthlink (Internet service provider), Blockbuster (video, DVD, and game rental retailer), Chicago Bridge & Iron (engineering and construction), HS Resources (gas exploration and production; taken over), and Pegasus Solutions (provider of hotel room reservation services). Three gold-mining stocks also helped: Meridian Gold, Goldcorp, and Glamis Gold.

   With the exception of HS Resources, energy stocks, which continued to be our largest weighting, did not help. Energy was our worst performing sector as the economic slowdown cut into demand.

Q: What is your future outlook?

A: The American reaction following September 11 showed the world what this country is truly all about. Americans come together when our freedom and way of life is threatened. America has refocused on principles and values because these are the bedrock of our society.

   We believe that this refocus extends to investment behavior. Capital is flowing into companies that have strong management and a focus on generating profits and shareholder value. This bodes extremely well for value investing, and we continue to believe that we are still in the early stages of a multi-year period where value stocks outperform growth stocks. We also believe that small-cap stocks will continue to outperform large-cap stocks over the next several years.

   Stock leadership is unlikely to come from technology stocks. We believe it will come instead from formerly neglected sectors that have fundamentally improved their supply/demand profile, including basic materials and commodity related areas such as precious and industrial metals, and selected industrial manufacturers and suppliers.

   The biggest arrow in our quiver, energy stocks, never got shot in 2001. As the economy recovers, energy demand should be strong, and we believe there are many factors pointing to potentially exciting performance from our energy holdings in 2002.

   We remain cautious on the outlook for the overall equity market, however. We don't believe that economies swing from bubbles to bust to recovery so quickly without major restructuring and changes in behaviour. It will and should take time.

   Thank you for your investment in the Strong Advisor Small Cap Value Fund.

   I. Charles Rinaldi
   Portfolio Manager
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 12-31-01

                     Class A/1/
--------------------------------------------------------------------------------

                           1-year                  10.92%

                           3-year                  21.29%

                           Since Fund Inception    17.22%
                           (12-31-97)

                     Class B/1/
--------------------------------------------------------------------------------

                           1-year                  12.07%

                           3-year                  22.07%

                           Since Fund Inception    17.99%
                           (12-31-97)

                     Class C/1/
--------------------------------------------------------------------------------

                           1-year                  16.12%

                           3-year                  23.20%

                           Since Fund Inception    18.47%
                           (12-31-97)

                      Class Z/2/
--------------------------------------------------------------------------------

                           1-year                  17.99%

                           3-year                  24.06%

                           since Fund Inception    19.30%
                           (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. As of December 27, 2001, the Class L shares were converted into and redesignated as Class A shares.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Small Cap Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

    Because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2500(TM) Index is an unmanaged index generally representative of the U.S. market for small- to medium-small capitalization stocks. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Value Funds Index is an equally weighted perfomance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Value Fund
--------------------------------------------------------------------------------

A meeting of shareholders was held July 20, 2001. See page 20 for information about the results of this meeting. Effective October 1, 2001, Mr. Robert J. Costomiris became the Fund's Portfolio Manager.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor U.S. Value Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 65% of its assets in stocks of U.S. companies that the Fund's manager believes are undervalued relative to their intrinsic value as determined by discounted cash flows, earnings, and asset value. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial modeling analysis to select those securities with improving returns on capital.

--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 12-31-01

                                     [GRAPH]

         The Strong Advisor U.S. Value Fund        S&P 500 Index *     Lipper Large-Cap Value Funds Index *
Dec 95                  $10,000                       $10,000                    $10,000
Jun 96                  $11,296                       $11,009                    $10,883
Dec 96                  $12,810                       $12,295                    $12,107
Jun 97                  $15,126                       $14,827                    $14,189
Dec 97                  $16,822                       $16,394                    $15,554
Jun 98                  $19,327                       $19,297                    $17,539
Dec 98                  $20,632                       $21,080                    $18,391
Jun 99                  $22,231                       $23,689                    $20,456
Dec 99                  $23,736                       $25,515                    $20,373
Jun 00                  $23,305                       $25,408                    $19,968
Dec 00                  $23,323                       $23,194                    $20,771
Jun 01                  $21,952                       $21,642                    $20,012
Dec 01                  $20,590                       $20,439                    $18,990

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

Q:   How did your Fund perform?

A: The Fund performed in line with its benchmark, the S&P 500 Stock Index, for the year. Our valuation discipline proved helpful. We outperformed during the weak first and third quarters, and underperformed during the strong second and fourth quarters.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The S&P 500 continued its downward trend in 2001, posting back-to-back down years for the first time since 1973 and 1974. The markets began the year on a positive note after the Federal Reserve surprised the market with an inter-meeting interest rate cut. This initial cut was followed by ten more over the course of the year, all of which demonstrated the Fed's willingness to combat difficult economic conditions. Despite the Fed's easing, the market had difficulty sustaining rallies, as high stock valuations coupled with lowered earnings prospects made stocks less attractive to investors.

     Clearly, the most significant event of 2001 was the tragic terrorist attacks on September 11. Although the nation was already in a recession, the attacks exacerbated the economic downturn and added to the market's uncertainty. These conditions culminated in market lows on September 21. Just as quickly as the markets declined, however, they also bounced back to close the year at higher levels than where they stood before the attack. The spark for this late year rally was the market's anticipation of higher corporate earnings in 2002, as the economy begins to pull out of the recession. Indeed, recent positive economic data suggests that the economy will rebound in 2002.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our individual stock selections made a positive contribution to performance during the year. Our selections in the weak-performing technology and utility sectors were most significantly positive, more in terms of what we avoided than in what we owned. Our valuation consciousness and fundamental research helped us to avoid many of the blowups these sectors experienced over the past 12 months. In addition, opportunistic investments in IBM and Veritas Software benefited performance. Individual stocks in the capital goods and cyclical sectors, however, exerted a modest drag on the year's results.

Q:   What is your future outlook?

A: We are cautiously optimistic heading into 2002. On the one hand, many factors suggest a difficult year for stocks. In particular, stocks continue to be highly valued with respect to historic levels. Consumer savings rates are at record lows, while consumer debt is high. This suggests that consumer demand might not be as strong as forecasted. Yet at the same time, low interest rates, benign inflation, and low energy prices suggest a positive year for stocks. Given these conflicting forces, market conditions will likely remain volatile for much of the year. We believe this indicates that strong stock selection will again be the key to performance.

     We appreciate your investment in the Strong Advisor U.S. Value Fund.


     Robert J. Costomiris
     Portfolio Manager

--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS
                                As of 12-31-01

                              Class A/1/
--------------------------------------------------------------------------------
                                 1-year          -17.22%

                                 3-year           -2.42%

                                 5-year            8.24%

                   Since Fund Inception           11.24%
                             (12-29-95)

                              Class B/1/
--------------------------------------------------------------------------------
                                 1-year          -13.41%

                                 3-year           -2.35%

                                 5-year            8.60%

                   Since Fund Inception           11.68%
                             (12-29-95)


                              Class C/1/
--------------------------------------------------------------------------------
                                 1-year          -13.41%

                                 3-year           -1.02%

                                 5-year            8.90%

                   Since Fund Inception           11.69%
                             (12-29-95)


                              Class Z/2/
--------------------------------------------------------------------------------
                                 1-year          -11.72%

                                 3-year           -0.07%

                                 5-year            9.96%

                   Since Fund Inception           12.79%
                             (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. As of December 27, 2001, the Class L shares were converted into and redesignated as Class A shares.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor U.S. Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Endeavor 20 Fund
-----------------------------------------------------------------------------
A meeting of shareholders was held July 20, 2001. See page 20 for information about the results of this meeting.

-----------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Endeavor 20 Fund seeks capital growth. The Fund invests, under normal conditions, in the stocks of 20 to 30 companies of any size that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals(for example, companies showing a growth trend or that are well-positioned in a growth industry). The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity. To a limited extent, the fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

-----------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-00 to 12-31-01

                                     [GRAPH]

                   The Strong Advisor Endeavor 20 Fund    S&P 500 Index*     Lipper Multi-Cap Growth Funds Index*
Dec 00                           $ 9,425                       $ 9,425                     $ 9,425
Jan 01                           $10,104                       $10,355                     $10,203
Feb 01                           $ 8,445                       $ 9,411                     $ 8,709
Mar 01                           $ 7,549                       $ 8,815                     $ 7,776
Apr 01                           $ 8,228                       $ 9,500                     $ 8,725
May 01                           $ 8,341                       $ 9,563                     $ 8,678
Jun 01                           $ 8,454                       $ 9,331                     $ 8,524
Jul 01                           $ 8,002                       $ 9,239                     $ 8,064
Aug 01                           $ 7,418                       $ 8,661                     $ 7,368
Sep 01                           $ 6,635                       $ 7,962                     $ 6,273
Oct 01                           $ 6,975                       $ 8,113                     $ 6,722
Nov 01                           $ 7,493                       $ 8,736                     $ 7,369
Dec 01                           $ 7,531                       $ 8,812                     $ 7,484


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Q: How did your Fund perform?

A: The Strong Advisor Endeavor 20 Fund began the year with a strong January.
   However, performance for the Fund and the overall market quickly deteriorated, as investors absorbed news of the economy's further weakening. In April and May, the Fund experienced a solid recovery, but when June came, the Fund suffered from a market environment that was again quite volatile as investors prepared for and then received news of earnings disappointments in the technology sector.

   The entire third quarter was marked by the growing realization that the economy was likely in recession. While pondering the length and depth of this recession, the major markets, as well as the Fund's investments experienced a selloff that lasted until the end of September. In the fourth quarter, as it began to appear as though the worst of the economy's deterioration was over, the Fund recovered some of the losses incurred during the third quarter.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The major market influence during the first half of 2001 was the slowdown in business activity created by the final deflation of the bubble economies in the Internet and telecommunication sectors. New financings in these sectors were essentially frozen until there was evidence that these investments could generate an economic return. Without access to capital, many companies quickly froze their spending budgets.

   This abrupt slowdown caught suppliers and distributors largely unprepared. By the end of the first quarter, most of these companies were forced to reduce their earnings projections and had to scramble to align their cost structures with a lower level of demand. Despite some early signs of stabilization in the first weeks of September, it was clear that we were not yet at a bottom. The hope that the U.S. consumer would continue to spend freely during this corporate profit recession was beginning to fade even before the tragic events of September 11.

   The Federal Reserve was accommodative with interest rates all year, starting with surprise cuts in January and continuing with aggressive rate reductions in subsequent months. After the events of September 11, the Fed was joined in cutting rates by other central banks worldwide. During November and December, investors tried to anticipate the positive impact of these rate cuts by positioning their portfolios for an economic recovery. While we believe it is clear that a recovery is in store some time in the future, its exact timing and magnitude remained quite uncertain at year-end.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The Fund was underweighted --- at times significantly --- in technology stocks for much of the year. Only during the fourth quarter, when it appeared that technology fundamentals were reaching the bottom and valuations for select stocks were reasonable, did we increase the Fund's technology exposure to a market weighting.

   Because both the Federal Reserve and the Federal government were directing their efforts toward keeping the U.S. consumer strong, we overweighted consumer cyclicals for much of the year. When layoff announcements accelerated in the fourth quarter --- and consumer confidence slumped in response --- we reduced our exposure to this sector. We ended the year with a slightly more aggressive posture than we had held at the end of the third quarter. As more data to support a recovery mounts, we will continue to adjust the portfolio accordingly.

Q: What is your future outlook?

A: The worst of the deceleration of this economy appears to be behind us. We are certainly seeing signs of stabilization and, in some cases, early signs of recovery. Excess capacity is still apparent throughout the economy, though, and U.S. consumers remain very selective about their purchases. Therefore, we believe it is important for us to stay focused on identifying companies with good businesses and management teams that can navigate the turbulent recovery.

   We believe our grass-roots research process is exceptionally well-suited for identifying investments in this challenging environment, and remain committed to seeking opportunities with the best near - and long-term prospects.

   Thank you for investing in the Strong Advisor Endeavor 20 Fund.

   Thomas J. Pence
   Portfolio Co-Manager

   Erik J. Voss
   Portfolio Co-Manager
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS/1/

                                 As of 12-31-01

                      Class A/2/
--------------------------------------------------------------------------------

                 1-year                        -24.69%

                 Since Fund Inception          -24.69%
                            (12-29-00)

                      Class B/2/
--------------------------------------------------------------------------------

                 1-year                        -24.57%

                 Since Fund Inception          -24.57%
                            (12-29-00)

                      Class C/2/
--------------------------------------------------------------------------------

                 1-year                        -21.49%

                 Since Fund Inception          -21.49%
                            (12-29-00)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Load adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

    As of December 27, 2001, the Class L shares were converted into and redesignated as Class A shares.

    The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The S&P 500 Index ("S&P 500") is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. Source of the S&P index is Standard & Poor's Micropal, and source of the Lipper index data is Lipper Inc.

Strong Advisor Focus Fund

A meeting of shareholders was held July 20, 2001. See page 20 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Focus Fund seeks capital growth. The Fund focuses on stocks of 30 to 40 companies that its managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-30-00 to 12-31-01

                                    [GRAPH]

                   The Strong Advisor Focus Fund      S&P 500 Index*       Lipper Large-Cap Growth Funds Index*

Nov 00                      $9,425                      $ 9,425                        $9,425
Dec 00                      $9,670                      $10,049                        $9,938
Mar 01                      $7,191                      $ 8,858                        $7,746
Jun 01                      $7,342                      $ 9,376                        $8,267
Sep 01                      $5,580                      $ 8,001                        $6,624
Dec 01                      $6,239                      $ 8,856                        $7,566

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Q:   How did your Fund perform?

A: The year 2001 was a difficult one for growth stock investors and for the Strong Advisor Focus Fund. The Fund, managed as a concentrated growth-stock portfolio, declined sharply during the first ten months of the year as the bear market that began in 2000 continued into 2001. Despite an accommodative Fed, growth stocks (particularly those in the technology sector) remained under severe pressure throughout the year as negative capital spending trends and an absence of earnings visibility continued.

     Unfortunately, the events of September 11 settled the question of whether the economy was in a slowdown or a recession -- in favor of the latter. The Fund reached its low point on September 21, coinciding with the lows for the Nasdaq Composite and the S&P 500. From those levels, the Fund recovered dramatically in the fourth quarter.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: The Fund's poor relative performance was due almost entirely to the tug of war between an aggressive Federal Reserve policy and economic uncertainty exacerbated by the events of September 11. During 2001, the Federal Reserve moved extremely aggressively, lowering the Federal Funds rate from 6.5% at the start of the year to 1.75%. The Fed's initial surprise decision to cut rates in early January led us to increase the weightings of more economically sensitive stocks in the portfolio, particularly in the technology sector, as we were optimistic that the slowdown would be a brief hiccup.

    Unfortunately, despite eleven rate cuts by the Federal Reserve, consumers and businesses both fell into a state of uncertainty and postponed spending on discretionary items. This classic recession caused the combined earnings of the companies in the S&P 500 to fall by more than 25 percent over the previous year. On the positive side, the Fed's pumping massive amounts of liquidity into the system, along with the apparent military success in Afghanistan, restored some confidence in the U.S. markets in the fourth quarter.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance in 2001 was severely hampered by its technology holdings. Although the longer-term prospects for leading technology companies remains bright, the cyclical nature of the business and the hangover from the internet and Y2K spending bubbles contributed to a period of sharp relative underperformance. Prior to the attacks, we saw the early signs of an impending sector rebound (firming order trends, price stability, stronger unit trends) and elected to overweight the technology sector. This decision, more than any other, was responsible for the Fund's underperformance in 2001.

    On a more positive note, our holdings in consumer cyclical issues, most notably Best Buy and Kohl's Department Stores, added the most value during the period. Despite widespread corporate layoffs and economic uncertainty, the resilience of U.S. consumer spending has surprised most experts. The Fund also benefited from investments in more stable growth companies, such as Concord EFS and Guidant. Finally, in the last two months of the year, we saw a sharp rebound in many of the Fund's technology holdings as the market began to anticipate economic recovery.

Q:  What is your future outlook?

A: Although the magnitude of an economic and a corporate profit recovery is difficult to ascertain, at this point earnings comparisons are easier, valuations are more reasonable, and inflation is well-contained. With this as a backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. And over the long-term, it is the trajectory of earnings growth that drives stock prices.

    The possibility of another terrorist attack or an economic shock still exists. But risks never disappear; what changes is investors appreciation of them. The recent successes in the war against terrorism and signs of an economic recovery point to better times ahead -- and historically, growth stocks have tended to lead all other sectors out of a sluggish economic environment. We believe they will do so again.

    We appreciate your patience and support after such a difficult period and look for better times in the coming months. Thank you for your investment in the Strong Advisor Focus Fund.

    Ronald C. Ognar
    Portfolio Co-Manager

    Bruce C. Olson
    Portfolio Co-Manager
--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                TOTAL RETURNS/1/

                                 As of 12-31-01

                      Class A/2/
--------------------------------------------------------------------------------

                  1-year                           -39.21%

                  Since Fund Inception             -35.26%
                             (11-30-00)

                      Class B/2/
--------------------------------------------------------------------------------

                  1-year                           -39.17%

                  Since Fund Inception             -34.79%
                             (11-30-00)

                      Class C/2/
-------------------------------------------------------------------------------

                  1-year                           -36.61

                 Since Fund Inception              -32.29
                             (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

/1/ A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Load adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

      As of December 27, 2001, the Class L shares were converted into and redesignated as Class A shares.

      *The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal, Source of the Lipper index data is Lipper Inc.

Strong Advisor Technology Fund

--------------------------------------------------------------------------------
A meeting of shareholders was held July 20, 2001. See page 20 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Technology Fund seeks capital growth. The Fund invests in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. To select stocks for the Fund, the managers generally look for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The portfolio can invest in futures and options transactions for hedging and risk-management purposes. Also, the Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 11-30-00 to 12-31-01

                                    [GRAPH]

          The Strong Advisor Technology Fund         S&P 500 Index*          Lipper Science & Technology Funds Index*
Nov 00         $9,425                                  $ 9,425                              $9,425
Dec 00         $8,737                                  $10,049                              $9,895
Mar 01         $6,664                                  $ 8,858                              $6,878
Jun 01         $8,162                                  $ 9,376                              $7,708
Sep 01         $4,694                                  $ 8,001                              $4,873
Dec 01         $6,816                                  $ 8,856                              $6,459

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Q: How did your Fund perform?

A: The Strong Advisor Technology Fund underperformed its broad-based index, the
   S&P 500, for the year, however, the Fund did well relative to its peer group during a poor year for the technology sector.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: After a dismal third quarter, technology stocks rebounded strongly in the fourth quarter, driven largely by brighter earnings prospects. Tech stock valuations became more attractive after the market decline that followed the events of September 11, setting the stage for a rebound.

   Most tech companies saw increased sales activity in the fourth quarter compared with levels earlier in the year due to a seasonal pickup in demand. We believe this will result in fewer negative earnings surprises for the fourth quarter, which should have a positive impact on tech stocks. In our assessment, the bear market for technology stocks, which began in March 2000, probably ended with the lows in September 2001.

Q: What investment strategies and techniques impacted your Fund's performance?

A: We maintained a cautious stance for most of the year -- an approach that led us to carry above-average cash levels as we entered the fourth quarter. At that point, we became more aggressive in anticipation of a fourth-quarter rebound.

   During the year, we sought out subsectors of the technology field that had been able to withstand the downturn better than others. These stronger areas included storage, PCs, security, selected software companies, and some biotech stocks. Our reliance on fundamental research helped us avoid many of the more speculative companies, which contributed to our above-average performance.

Q: What is your future outlook?

A: The consensus forecast is that a global economic recovery should emerge in the second half of 2002. If this assessment is correct, we believe stocks in the technology sector will gain market favor. Valuation levels for these stocks are now reasonable, even if they are not at the lows seen last September. Unless the recovery proves to be stronger than is now anticipated, we expect that superior stock selection will be the key to success. Such an environment favors our research-driven approach.

Q: Given the poor performance of the technology sector over the past couple of years, why bother investing in technology stocks?

A: In a low-inflation environment, investors will pay a premium for growth. We believe technology stocks should benefit strongly from that trend, as the innovation these companies provide will continue to be the primary driver of growth in the future.

   We appreciate your investment in the Strong Advisor Technology Fund.


   James B. Burkart
   Portfolio Co-Manager

   Deborah L. Koch
   Portfolio Co-Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURN/1/

                                 As of 12-31-01

                           Class A/2/
--------------------------------------------------------------------------------

                                 1-year     -26.50%

                   Since Fund Inception     -29.76%
                             (11-30-00)

                           Class B/2/
--------------------------------------------------------------------------------

                                 1-year     -26.72%

                   Since Fund Inception     -29.37%
                             (11-30-00)

                           Class C/2/
--------------------------------------------------------------------------------

                                 1-year     -23.85%

                   Since Fund Inception     -26.86%
                             (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

/1/ A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. As of December 27, 2001, the Class L shares were converted into and redesignated as Class A shares.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data Lipper Inc.

   Strong Advisor Endeavor Large Cap Fund

--------------------------------------------------------------------------------

   Your Fund's Approach

   The Strong Advisor Endeavor Large Cap Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund's managers seek to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Fund may invest up to 25% of its assets in foreign securities.

--------------------------------------------------------------------------------



                                TOP FIVE SECTORS

                                 As of 12-31-01
--------------------------------------------------------------------------------

             Sector                                      % of Net Assets

             Technology                                       29.0%

             Healthcare                                       18.5%

             Capital Equipment                                14.0%

             Financial                                         9.3%

             Retail                                            9.0%


                              TOP FIVE INDUSTRIES

                                 As of 12-31-01
--------------------------------------------------------------------------------

             Industry                                   % of Net Assets

             Medical -- Ethical Drugs                         10.4%

             Electronics -- Semiconductor Manufacturing        7.1%

             Diversified Operations                            6.8%

             Electrical -- Equipment                           4.4%

             Computer Software -- Desktop                      3.8%

Q: How did your Fund perform?

A: The Strong Advisor Endeavor Large Cap Fund launched operations in late
   September. The Fund did not fully participate in the market rally that took place in the fourth quarter. Although equities bounced back from the lows they reached following September's terrorist attacks, there is also the possibility that the market advanced somewhat beyond levels justified by the present economic climate.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: The year was characterized by dramatic price swings in most indices.
   Following the broad stock selloff that took place in the aftermath of the September 11 attacks, perceptions of an oversold stock market, combined with aggressive fiscal and monetary stimulus, led to a year-end rally on the S&P
   500. The fight between weak economic reality and the anticipation of an economic recovery produced a level of volatility that most investors had never experienced before. The uncertainty made it very difficult to invest profitably while maintaining a long-term orientation.

Q: What investment strategies and techniques impacted your Fund's performance?

A: We added to and subtracted from our positions selectively as opportunities arose. For example, late in September we increased our position in property and casualty insurers to take advantage of the dramatic (and excessive) selloff many of these companies experienced following the September 11 attacks. We believed that fundamentals for many companies in the group actually improved following the attacks. This theme also played well in our large cap universe, as well-established companies with the strongest balance sheets were positioned to gain market share over the next several quarters.

   We increased our technology holdings early in the fourth quarter, as we believed the markets overreacted to the decline in corporate profits that followed the terrorist attacks. We later trimmed these positions, however, as these companies became fully valued. As a result, the Fund did not fully participate in the later portion of the rally, as momentum investors pushed stock prices well beyond our comfort level.


Q: What is your future outlook?

A: As we look forward, we are considering the possibility that current stock prices may reflect overly optimistic expectations for the rate of economic recovery. We are hopeful, however, that the Federal Reserve's monetary stimulus, along with fiscal stimulus from the President and Congress, will eventually lead to a resumption of healthy growth in corporate profitability. Our strategy going into 2002, therefore, is to seek to turn volatility to the Fund's benefit by taking advantage of opportunities to establish positions in high-quality companies when they trade at compelling valuations.

   We appreciate your investment in the Strong Advisor Endeavor Large Cap Fund and look forward to working with you in the years to come.

   Thomas J. Pence
   Portfolio Co-Manager

   D. Paul Berg
   Portfolio Co-Manager
--------------------------------------------------------------------------------
                              TOTAL RETURNS/1/

                               As of 12-31-01

                      Class A/2/
--------------------------------------------------------------------------------

                 Since Fund Inception            2.22%
                            (9-28-01)

                      Class B/2/
--------------------------------------------------------------------------------

                 Since Fund Inception            3.25%
                            (9-28-01)

                      Class C/2/
--------------------------------------------------------------------------------

                 Since Fund Inception            7.25%
                            (9-28-01)


Equity funds are volatile investments and should only be considered for long-term goals.

-----------------------------------------------------------------------------

/1/ Performance is historical and does not represent future results.
    Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
    A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Strong Advisor International Core Fund
--------------------------------------------------------------------------------

Your Fund's Approach


The Strong Advisor International Core Fund seeks capital growth. The Fund selects, under normal conditions, stocks of any size from any country, including emerging markets, that appear to have strong growth potential or that may be a good value based on valuation measures such as earnings, cash flow, or asset value. The managers identify companies with above-average potential for long-term growth by examining a company's historical performance and projected future earnings. They also consider a company's management history, including during a changing business environment, and financial and accounting policies.

--------------------------------------------------------------------------------

                                Top Five Sectors
                                 As of 12-31-01
--------------------------------------------------------------------------------

         Sector                                    % of Net Assets

         Financial                                           25.0%

         Consumer Cyclical                                   11.7%

         Consumer Staple                                     11.0%

         Technology                                          10.0%

         Energy                                               6.9%


                               Top Five Industries
                                 As of 12-31-01
--------------------------------------------------------------------------------

         Industry                                  % of Net Assets

         Oil & Gas International Integrated                   6.9%

         Food - Miscellaneous Preparation                     6.5%

         Diversified Operations                               5.1%

         Banks - Money Center                                 4.8%

         Insurance - Diversified                              4.8%


Q: How did the Fund perform?


A: The Strong Advisor International Core Fund was launched September 28,
   2001, but was not fully invested until mid-October. The excess cash held in the Fund as prices surged in October had a negative impact on relative performance for the month and quarter. The Fund did, however, outperform the benchmark in the last two months of the year.

   For global investors, 2001 proved to be one of the worst years in more than a decade. The terrorist attacks on the United States had a tremendous impact on the world's financial markets, economies, and people, demonstrating how globalization affects business, investments, and even life itself. Although a global economic slowdown was already well in place and stock markets were weak before the tragedy, the downward trends were accelerated. All major world equity markets fell over the one-year period, in U.S. dollar terms. Nevertheless, a strong fourth quarter helped to end the difficult year on a positive note.


Q: What market conditions, events, and other factors impacted your Fund's performance?


A: The Fund was invested in October 2001 in the midst of a global stock market recovery. The Fund was not fully invested in the first weeks of this powerful upward move, but the global stock market rally continued through the remainder of the year.

   The events of September 11 and their immediate impact on global commerce, travel, and finance further dampened an already soft outlook for corporate earnings, consumer spending, and government budgets. The world's central banks launched a coordinated effort to counter the negative economic effects, however, by easing monetary conditions. The subsequent flood of liquidity helped to fuel the fourth-quarter rally in most of the world's stock markets. Japan was a notable exception.

     Currency was a negative factor in the fourth quarter. Key currencies such as the euro, yen, and British pound all fell in value relative to the dollar. For U.S. investors in foreign markets, such declines have a negative impact on performance, while stable or stronger foreign currencies relative to the dollar can improve returns.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's initial investments were made in a core international portfolio, focused on large-capitalization companies based primarily in the developed markets of the world. The portfolio does, however, include a modest 5% exposure to emerging-market stocks.

     We underweighted Japan-based stocks relative to their position in the MSCI EAFE benchmark index. As that country's economic woes deepened, the holes in new Prime Minister Junichiro Koizumi's reform proposals grew more visible. In Europe, our country allocation was largely a function of our individual stock selection. The result was greater investments in France and the smaller markets such as Belgium and Ireland.

     On a sector basis, we emphasized consumer staples in the portfolio, as we found the defensive nature of the sector attractive in an uncertain economic climate. Energy stocks also merited an overweighting, despite falling oil prices due to the weak global economy. We believe these companies offer such attractive characteristics as strong cash flow. Other sectors occupying significant positions in the Fund included consumer discretionary stocks and financials. The final three months of the year saw positive returns for all global sectors except health care.

     In selecting stocks for the portfolio, we focused on the issues of risk and valuation. Simply put, we sought out companies we believed had the ability to meet realistic earnings expectations in the difficult economic environment and that had reasonable valuations. At the same time, we looked for such other positive characteristics such as industry leadership, strong balance sheets, and low execution risk. Among the companies meeting these criteria were Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair.

Q:   What is your future outlook?

A: We anticipate a muted global economic recovery in 2002, due to continued deflationary pressures from over capacity and subdued consumer and corporate spending levels worldwide. In the uncertain market environment, companies that have relative pricing power and room to cut costs are attractive to us.

     We appreciate your investment in the Strong Advisor International Core Fund and thank you for placing your confidence in us.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager
--------------------------------------------------------------------------------

                                TOTAL RETURNS/1/
                                 As of 12-31-01

                       Class A/2/
--------------------------------------------------------------------------------

                          Since Fund Inception      -1.89%
                          (9-27-01)

                       Class B/2/
--------------------------------------------------------------------------------
                          Since Fund Inception      -1.00%
                          (9-27-01)

                       Class C/2/
--------------------------------------------------------------------------------
                          Since Fund Inception       3.00%
                          (9-27-01)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

     A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Common Stock Fund, Inc., Strong Equity Funds, Inc., Strong Conservative Equity Funds, Inc., and Strong Opportunity Fund, Inc. on behalf of:

                                                   For              Against          Abstain         Broker non-votes
                                                   ---              -------          -------         ----------------
     Strong Advisor Common Stock Fund         34,741,644.031     4,410,529.446     903,533.550        5,271,302.000
     Strong Advisor Mid Cap Growth Fund        4,032,945.011       458,395.070     106,148.715          824,690.000
     Strong Advisor Small Cap Value Fund       9,663,384.885       901,840.488     252,590.756        2,286,041.310
     Strong Advisor U.S. Value Fund            4,342,837.760       440,002.790     109,861.198        1,133,842.000
     Strong Advisor Endeavor 20 Fund              67,899.000             0.000         282.000           15,210.000
     Strong Advisor Focus Fund                   418,128.091         5,292.000       6,023.000          115,638.000
     Strong Advisor Technology Fund               59,014.035             0.000           0.000           18,629.000

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                                                   For              Against          Abstain
                                                   ---              -------          -------
     Strong Advisor Common Stock Fund         44,254,935.744       496,781.580     575,291.703
     Strong Advisor Mid Cap Growth Fund        5,303,029.739        56,046.649      63,102.408
     Strong Advisor Small Cap Value Fund      12,804,542.293       129,477.301     169,837.845
     Strong Advisor U.S. Value Fund            5,863,404.878        99,842.616      63,296.254
     Strong Advisor Endeavor 20 Fund              83,109.000             0.000         282.000
     Strong Advisor Focus Fund                   539,058.091             0.000       6,023.000
     Strong Advisor Technology Fund               77,643.035             0.000           0.000

To elect members to the Board of Directors of Strong Common Stock Fund, Inc. (Strong Advisor Common Stock Fund, Strong Advisor Focus Fund, and Strong Advisor Technology Fund):

                              Director         Affirmative       Withhold
                              --------         -----------       --------
                         Richard S. Strong    44,071,820.281   1,877,912.872
                          Willie D. Davis     44,906,119.914   1,043,613.239
                          William F. Vogt     44,986,603.125     963,130.028
                         Marvin E. Nevins     44,805,723.675   1,144,009.478
                          Stanley Kritzik     44,938,094.847   1,011,638.306
                            Neal Malicky      44,969,816.965     979,916.188


To elect members to the Board of Directors of Strong Equity Funds, Inc. (Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Internet Fund, Strong Large Cap Core Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund):

                              Director         Affirmative       Withhold
                              --------         -----------       --------
                         Richard S. Strong   158,632,363.369   4,338,287.136
                          Willie D. Davis    159,350,797.294   3,619,853.211
                          William F. Vogt    159,553,410.765   3,417,239.740
                         Marvin E. Nevins    159,213,881.331   3,756,769.174
                          Stanley Kritzik    159,356,112.695   3,614,537.810
                            Neal Malicky     159,442,447.758   3,528,202.747

To elect members to the Board of Directors of Strong Conservative Equity Funds, Inc. (Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund, Strong Growth and Income Fund, and Strong Advisor U.S. Value Fund):

                              Director         Affirmative       Withhold
                              --------         -----------       --------

                         Richard S. Strong    61,981,524.142   1,270,262.720
                          Willie D. Davis     61,942,935.555   1,308,851.307
                          William F. Vogt     62,051,405.723   1,200,381.139
                         Marvin E. Nevins     61,850,754.950   1,401,031.912
                          Stanley Kritzik     61,965,512.745   1,286,274.117
                            Neal Malicky      62,007,952.150   1,243,834.712

--------------------------------------------------------------------------------


To elect members to the Board of Directors of Strong Opportunity Fund, Inc. (Strong Opportunity Fund, Strong Endeavor Fund, and Strong Advisor Endeavor 20
Fund):

                      Director              Affirmative              Withhold
                      --------              -----------              --------

                   Richard S. Strong        45,995,369.998         1,659,601.426
                   Willie D. Davis          46,864,708.496           790,262.928
                   William F. Vogt          46,919,945.544           735,025.880
                   Marvin E. Nevins         46,791,782.641           863,188.783
                   Stanley Kritzik          46,856,691.601           798,279.823
                   Neal Malicky             46,883,611.670           771,359.754

SCHEDULES OF INVESTMENTS IN SECURITIES                        December 31, 2001
-------------------------------------------------------------------------------

                       STRONG ADVISOR COMMON STOCK FUND

                                                 Shares or
                                                 Principal           Value
                                                   Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 85.2%
Auto Manufacturers - Domestic 1.2%
General Motors Corporation                        425,000         $20,655,000

Banks - Super Regional 2.7%
Fifth Third Bancorp                               410,000          25,247,800
FleetBoston Financial Corporation                 610,000          22,265,000
                                                                   ----------
                                                                   47,512,800

Banks - West/Southwest 1.1%
City National Corporation                         430,000          20,145,500


Beverages - Alcoholic 1.1%
Adolph Coors Company Class B                      375,000          20,025,000

Building - Cement/Concrete/
 Aggregate 1.3%
Martin Marietta Materials                         505,000          23,533,000

Building - Heavy Construction 1.4%
Jacobs Engineering Group, Inc. (b)                360,000          23,760,000

Chemicals - Fertilizers 1.3%
IMC Global, Inc.                                1,700,000          22,100,000

Chemicals - Speciality 0.6%
Cytec Industries, Inc. (b)                        375,000          10,125,000

Commercial Services - Miscellaneous 1.5%
KPMG Consulting, Inc. (b)                       1,600,000          26,512,000

Commercial Services - Staffing 0.6%
TMP Worldwide, Inc. (b)                           250,000          10,725,000

Computer - Graphics 1.9%
Mentor Graphics Corporation (b)                 1,400,000          32,998,000

Computer - Memory Devices 2.6%
Microchip Technology, Inc. (b)                    560,000          21,694,400
SanDisk Corporation (b)                         1,695,000          24,408,000
                                                                   ----------
                                                                   46,102,400

Computer - Optical Recognition 1.5%
Symbol Technologies, Inc.                       1,630,000          25,884,400

Computer - Services 1.3%
IMS Health, Inc.                                1,185,000          23,119,350

Computer Software - Desktop 1.0%
Red Hat, Inc. (b)                               2,459,600          17,463,160

Computer Software - Education/
 Entertainment 1.0%
Electronic Arts, Inc. (b)                         280,000          16,786,000


Computer Software - Enterprise 1.2%
Business Objects SA Sponsored ADR (b)             625,000          21,125,000

Diversified Operations 1.5%
Carlisle Companies, Inc.                          688,700          25,468,126

Electronics - Semiconductor
 Manufacturing 2.9%
Agere Systems, Inc. Class A (b)                 2,000,000          11,380,000

Fairchild Semiconductor Corporation
   Class A (b)                                  1,090,000         $30,738,000
Maxim Integrated Products, Inc. (b)               170,000           8,926,700
                                                                   ----------
                                                                   51,044,700

Electronics Products - Miscellaneous 2.6%
Rockwell Collins, Inc.                          1,155,000          22,522,500
Rockwell International Corporation              1,280,000          22,860,800
                                                                   ----------
                                                                   45,383,300

Finance - Equity REIT 1.2%
Apartment Investment & Management
   Company Class A                                475,000          21,721,750

Finance - Investment Brokers 1.4%
Merrill Lynch & Company, Inc.                     460,000          23,975,200



Finance - Publicly Traded investment
 Funds - Equity 1.8%
iShares Trust S&P SmallCap 600 Index Fund         115,000          13,202,000
Standard & Poors MidCap 400
 Depository Receipts                              205,000          19,003,500
                                                                   ----------
                                                                   32,205,500

Funeral Services & Related 1.2%
Hillenbrand Industries, Inc.                      375,000          20,726,250

Insurance - Life 1.2%
Lincoln National Corporation                      451,200          21,914,784

Insurance - Property/Casualty/Title 1.2%
SAFECO Corporation                                662,500          20,636,875

Internet - E*Commerce 1.1%
DoubleClick, Inc. (b)                           1,705,000          19,334,700

Internet - Software 0.9%
Interwoven, Inc. (b)                            1,595,000          15,535,300

Leisure - Hotels & Motels 1.3%
Starwood Hotels & Resorts Worldwide, Inc.         745,000          22,238,250

Leisure - Products 1.1%
Nintendo Company, Ltd.                            115,000          20,050,521

Machine - Tools & Related Products 0.7%
Pactiv Corporation (b)                            710,000          12,602,500


Media - Cable TV 4.6%
Cox Communications, Inc. Class A (b)              565,000          23,679,150
General Motors Corporation Class H (b)          1,305,000          20,162,250
Liberty Media Corporation Series A (b)          1,775,000          24,850,000
NTL, Inc. (b)                                   1,500,000           1,410,000
UnitedGlobalCom, Inc. Class A (b)               2,075,000          10,375,000
                                                                   ----------
                                                                   80,476,400

Media - Newspapers 1.3%
Dow Jones & Company, Inc.                         425,000          23,260,250

Medical - Biomedical/Genetics 2.4%
Celgene Corporation (b)                           840,000          26,812,800
Millennium Pharmaceuticals, Inc. (b)              640,000          15,686,400
                                                                   ----------
                                                                   42,499,200

Medical - Health Maintenance
 Organizations 2.8%
CIGNA Corporation                                 280,000          25,942,000
WellPoint Health Networks, Inc. (b)               200,000          23,370,000
                                                                   ----------
                                                                   49,312,000

---------------------------------------------------------------------------------
                   STRONG ADVISOR COMMON STOCK FUND (continued)

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
---------------------------------------------------------------------------------
Medical/Dental - Services 1.4%
Omnicare, Inc.                                        995,000      $   24,755,600

Oil & Gas - Drilling 2.7%
Nabors Industries, Inc. (b)                           665,000          22,829,450
Noble Drilling Corporation (b)                        720,000          24,508,800
                                                                   --------------
                                                                       47,338,250
Oil & Gas - Machinery/Equipment 1.4%
Smith International, Inc. (b)                         451,300          24,198,706

Oil & Gas - Refining/Marketing 1.2%
Valero Energy Corporation                             575,000          21,919,000

Oil & Gas - United States Exploration &
  Production 5.1%
Anadarko Petroleum Corporation                        335,000          19,044,750
Apache Corporation                                    528,000          26,336,640
Devon Energy Corporation                              550,000          21,257,500
EOG Resources, Inc.                                   585,000          22,879,350
                                                                   --------------
                                                                       89,518,240
Pollution Control - Services 1.2%
Republic Services, Inc. (b)                         1,035,000          20,668,950

Real Estate operations 1.6%
Security Capital Group, Inc. Class B (b)            1,124,100          28,518,417

Retail - Apparel/Shoe 1.5%
Abercrombie & Fitch Company Class A (b)               995,000          26,397,350

Retail - Department Stores 1.2%
Saks, Inc. (b)                                      2,250,000          21,015,000

Retail - Miscellaneous/Diversified 1.1%
Toys 'R' Us, Inc. (b)                                 960,000          19,910,400

Retail - Restaurants 1.3%
Outback Steakhouse, Inc. (b)                          680,000          23,290,000

Retail/Wholesale - Computer/Cellular 1.1%
Tech Data Corporation (b)                             452,700          19,592,856

Retail/Wholesale - Office Supplies 2.0%
Office Depot, Inc. (b)                              1,900,000          35,226,000

Steel - Producers 1.3%
Nucor Corporation                                     426,500          22,587,440

Telecommunications - Cellular 3.6%
AT&T Wireless Services, Inc.                        1,630,000          23,423,100
Nextel Communications, Inc. Class A (b)               988,000          10,828,480
Sprint Corporation - PCS Group (b)                    655,000          15,988,550
United States Cellular Corporation (b)                309,000          13,982,250
                                                                   --------------
                                                                       64,222,380
Telecommunications - Equipment 0.8%
Advanced Fibre Communications, Inc. (b)               835,000          14,754,450

Telecommunications - Services 2.2%
Allegiance Telecom, Inc. (b)                        1,350,000          11,191,500
Cablevision Systems New York Group
   Class A (b)                                        588,100          27,905,345
                                                                   --------------
                                                                       39,096,845
---------------------------------------------------------------------------------
Total Common Stocks (Cost $1,222,418,562)                           1,499,967,100
---------------------------------------------------------------------------------
Corporate Bonds 0.7%
UnitedGlobalCom, Inc. Senior Secured
 Discount Notes, Series B, Zero %,
 Due 2/15/08 (Rate Reset Effective
 2/15/03)                                        $ 13,400,000      $    3,953,000
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings
  Corporation
  Senior Notes, 10.375%, Due 11/15/09               6,984,900           7,962,786
---------------------------------------------------------------------------------
Total Corporate Bonds (Cost $9,347,327)                                11,915,786
---------------------------------------------------------------------------------
Short-Term Investments (a) 14.2%
Money Market Funds 0.8%
Strong Heritage Money Fund -
  Institutional  Class (d)                         15,000,000          15,000,000

Repurchase Agreements 13.4%
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase Proceeds
 $233,320,738); Collateralized by: United
 States Government Issues (c)                    $233,300,000         233,300,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $2,242,987); Collateralized by: United
 States Government Issues (c)                       2,242,800           2,242,800
                                                                   --------------
                                                                      235,542,800
---------------------------------------------------------------------------------
Total Short-Term Investments (Cost $250,542,800)                      250,542,800
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Investments In Securities (Cost $1,482,308,689) 100.1%        1,762,425,686
Other Assets and Liabilities, Net (0.1%)                               (1,942,623)
---------------------------------------------------------------------------------
Net Assets 100.0%                                                  $1,760,483,063
=================================================================================


-------------------------------------------------------------------------------
                       STRONG ADVISOR MID CAP GROWTH FUND

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.5%
Commercial Services - Schools 0.5%
Apollo Group, Inc. Class A (b)                        16,100       $     724,661

Commercial Services - Security/Safety 0.9%
Corrections Corporation America (b)                   65,600           1,217,536

Computer - Local Networks 2.1%
Brocade Communications Systems Inc. (b)               41,600           1,377,792
Juniper Networks, Inc.(b)                             40,200             761,790
QLogic Corporation (b)                                17,000             756,670
                                                                    ------------
                                                                       2,896,252
Computer - Manufacturers 1.8%
Apple Computer, Inc. (b)                              65,300           1,430,070
Handspring, Inc. (b)                                 154,000           1,037,960
                                                                    ------------
                                                                       2,468,030
Computer - Memory Devices 2.6%
Network Appliance, Inc. (b)                          118,700           2,595,969
Storage Technology Corporation (b)                    53,200           1,099,644
                                                                    ------------
                                                                       3,695,613
Computer - Optical Recognition 0.5%
Symbol Technologies, Inc.                             45,800             727,304

Computer - Services 0.8%
Affiliated Computer Services, Inc. Class A (b)        10,100           1,071,913

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------
               STRONG ADVISOR MID CAP GROWTH FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Computer Software - Desktop 0.3%
Red Hat, Inc. (b)                                         65,500    $    465,050

Computer Software - Education/
 Entertainment 0.3%
Electronic Arts, Inc. (b)                                  7,000         419,650

Computer Software - Enterprise 4.5%
Citrix Systems, Inc. (b)                                  44,700       1,012,902
Mercury Interactive Corporation (b)                       12,000         407,760
Micromuse, Inc. (b)                                       45,000         675,000
NetIQ Corporation (b)                                     21,600         761,616
Rational Software Corporation (b)                         35,400         690,300
Siebel Systems, Inc. (b)                                  40,500       1,133,190
VERITAS Software Corporation (b)                          34,800       1,559,736
                                                                    ------------
                                                                       6,240,504

Computer Software - Financial 0.8%
Intuit, Inc. (b)                                          26,900       1,150,244

Computer Software - Medical 1.0%
Cerner Corporation (b)                                    27,800       1,388,054

Computer Software - Security 2.5%
Check Point Software Technologies, Ltd. (b)               13,800         550,482
Internet Security Systems, Inc. (b)                       68,200       2,186,492
Symantec Corporation (b)                                  10,700         709,731
                                                                    ------------
                                                                       3,446,705
Electrical - Equipment 0.6%
Capstone Turbine Corporation (b)                         167,000         903,470

Electronics - Measuring Instruments 1.8%
Waters Corporation (b)                                    64,500       2,499,375

Electronics - Military Systems 0.5%
L-3 Communications Corporation (b)                         8,500         765,000

Electronics - Scientific Instruments 2.6%
Applera Corporation-Applied Biosystems Group              72,600       2,851,002
PerkinElmer, Inc.                                         22,400         784,448
                                                                    ------------
                                                                       3,635,450

Electronics - Semiconductor Equipment 1.4%
KLA-Tencor Corporation (b)                                19,300         956,508
Novellus Systems, Inc. (b)                                27,000       1,065,150
                                                                    ------------
                                                                       2,021,658
Electronics - Semiconductor Manufacturing 11.1%
Advanced Micro Devices, Inc. (b)                          26,000         412,360
Altera Corporation (b)                                    61,900       1,313,518
Analog Devices, Inc. (b)                                  16,000         710,240
Broadcom Corporation Class A (b)                          40,300       1,651,494
Fairchild Semiconductor Corporation Class A (b)           57,600       1,624,320
GlobespanVirata, Inc. (b)                                 54,000         699,300
Integrated Device Technology, Inc. (b)                    76,900       2,044,771
International Rectifier Corporation (b)                   32,400       1,130,112
Maxim Integrated Products, Inc. (b)                       13,900         729,889
Micron Technology, Inc. (b)                               68,400       2,120,400
Transwitch Corporation (b)                               388,800       1,749,600
Vitesse Semiconductor Corporation (b)                     47,100         586,866
Xilinx, Inc. (b)                                          19,500         761,475
                                                                    ------------
                                                                      15,534,345

Electronics Products - Miscellaneous 2.9%
Celestica, Inc. (b)                                       33,400       1,349,026
Flextronics International, Ltd. (b)                       44,000       1,055,560

Jabil Circuit, Inc. (b)                                   32,000         727,040
Sanmina-SCI Corporation (b)                               44,800         891,520
                                                                    ------------
                                                                       4,023,146

Finance - Consumer/Commercial Loans 0.3
USA Education, Inc.                                        5,000         420,100

Finance - Investment Management 0.5%
Stilwell Financial, Inc.                                  26,500         721,330


Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 5.4%
Biotech Holders Trust                                     10,600       1,400,260
Oil Service Holders Trust                                 28,100       1,714,100
Semiconductor Holders Trust                               36,000       1,506,600
Software Holders Trust                                    30,000       1,356,000
Wireless Holders Trust                                    26,500       1,559,525
                                                                    ------------
                                                                       7,536,485

Finance - Savings & Loan 0.7%
Washington Mutual, Inc.                                   28,700         938,490

Funeral Services & Related 1.1%
Service Corporation International (b)                    305,300       1,523,447

Internet - E*Commerce 0.6%
Ariba, Inc. (b)                                          128,500         791,560

Internet - Internet Service Provider/Content 2.4%
EarthLink, Inc. (b)                                      127,900       1,556,543
HomeStore.com, Inc. (b)                                  344,600         740,890
Yahoo! Inc. (b)                                           62,300       1,105,202
                                                                    ------------
                                                                       3,402,635
Internet - Software 2.4%
BEA Systems, Inc. (b)                                     71,700       1,104,897
Interwoven, Inc. (b)                                     118,400       1,153,216
Vignette Corporation (b)                                 218,600       1,173,882
                                                                    ------------
                                                                       3,431,995
Leisure - Gaming 0.8%
MGM Mirage, Inc. (b)                                      37,500       1,082,625

Medical - Biomedical/Genetics 6.1%
Abgenix, Inc. (b)                                         22,500         756,900
Chiron Corporation (b)                                    27,000       1,183,680
Genzyme Corporation (b)                                   14,000         838,040
Gilead Sciences, Inc. (b)                                 10,500         690,060
Human Genome Sciences, Inc. (b)                           24,400         822,768
Immunex Corporation (b)                                   46,600       1,291,286
Medimmune, Inc. (b)                                       22,800       1,056,780
Millennium Pharmaceuticals, Inc. (b)                      41,600       1,019,616
Protein Design Labs, Inc. (b)                             27,600         908,868
                                                                    ------------
                                                                       8,567,998
Medical - Ethical Drugs 2.4%
Biovail Corporation International (b)                     19,900       1,119,375
King Pharmaceuticals, Inc. (b)                            36,200       1,525,106
Medicis Pharmaceutical Corporation Class A (b)            10,100         652,359
                                                                    ------------
                                                                       3,296,840
Medical - Generic Drugs 1.4%
Andrx Group (b)                                           14,700       1,035,027
IVAX Corporation (b)                                      47,500         956,650
                                                                    ------------
                                                                       1,991,677
Medical - Hospitals 1.0%
Tenet Healthcare Corporation (b)                          24,000       1,409,280

-------------------------------------------------------------------------------------------
                       STRONG ADVISOR MID CAP GROWTH FUND (continued)

                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
-------------------------------------------------------------------------------------------
Medical - Instruments 1.0%
Biomet, Inc.                                                        46,800    $   1,446,120

Medical - Products 2.1%
Allergan, Inc.                                                       9,000          675,450
Boston Scientific Corporation (b)                                   60,100        1,449,612
Zimmer Holdings, Inc. (b)                                           29,100          888,714
                                                                              -------------
                                                                                  3,013,776

Medical - Wholesale Drugs/Sundries 2.6%
AmerisourceBergen Corporation                                       27,600        1,753,980
McKesson HBOC, Inc.                                                 50,000        1,870,000
                                                                              -------------
                                                                                  3,623,980

Medical/Dental - Services 2.7%
Caremark Rx, Inc. (b)                                               49,100          800,821
Laboratory Corporation of America Holdings (b)                      17,100        1,382,535
Quest Diagnostics, Inc. (b)                                         22,200        1,591,962
                                                                              -------------
                                                                                  3,775,318

Metal Ores - Gold/Silver 0.8%
Newmont Mining Company                                              58,100        1,110,291

Oil & Gas - Drilling 3.4%
ENSCO International, Inc.                                           42,500        1,056,125
GlobalSantaFe Corporation                                           39,102        1,115,189
Nabors Industries, Inc. (b)                                         73,900        2,536,987
                                                                              -------------
                                                                                  4,708,301

Oil & Gas - Field Services 2.0%
BJ Services Company (b)                                             38,400        1,246,080
Veritas DGC, Inc. (b)                                               87,400        1,616,900
                                                                              -------------
                                                                                  2,862,980

Oil & Gas - International Specialty 1.1%
Murphy Oil Corporation                                              18,200        1,529,528

Oil & Gas - Machinery/Equipment 3.1%
Hanover Compressor Company (b)                                      35,900          906,834
National-Oilwell, Inc. (b)                                          50,700        1,044,927
Smith International, Inc. (b)                                       17,500          938,350
Weatherford International, Inc. (b)                                 37,600        1,400,976
                                                                              -------------
                                                                                  4,291,087

Oil & Gas - Refining/Marketing 0.5%
Valero Energy Corporation                                           19,800          754,776

Retail - Apparel/Shoe 1.5%
Abercrombie & Fitch Company Class A (b)                             80,500        2,135,665

Retail - Department Stores 1.7%
J.C. Penney Company, Inc.                                           87,100        2,342,990

Retail - Discount & Variety 1.3%
Dollar Tree Stores, Inc. (b)                                        58,000        1,792,780

Retail - Major Discount Chains 1.5%
BJ's Wholesale Club, Inc. (b)                                       47,900        2,112,390

Retail - Miscellaneous/Diversified 2.0%
Barnes & Noble, Inc. (b)                                            95,000        2,812,000

Retail/Wholesale - Computer/Cellular 0.7%
RadioShack Corporation                                              34,200        1,029,420

Retail/Wholesale - Office Supplies 1.0%
Staples, Inc. (b)                                                   72,300        1,352,010

Telecommunications - Equipment 4.8%
Comverse Technology, Inc. (b)                                       39,000          872,430
JDS Uniphase Corporation (b)                                       215,400        1,880,442
Next Level Communications, Inc. (b)                                188,500          631,475
ONI Systems Corporation (b)                                         82,000          514,140
Polycom, Inc. (b)                                                   30,000        1,032,000
Scientific-Atlanta, Inc.                                            36,100          864,234
Sonus Networks, Inc. (b)                                            98,700          455,994
Terayon Communication Systems, Inc. (b)                             55,000          454,905
                                                                              -------------
                                                                                  6,705,620

Tobacco 1.1%
Vector Group, Ltd.                                                  47,275        1,552,984
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $128,918,854)                                         139,360,438
-------------------------------------------------------------------------------------------
Short-Term Investments (a) 1.4%
Repurchase Agreements 0.5%
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
   $721,860); Collateralized by: United States
   Government Issues (c)                                     $     721,800          721,800

United States Government Issues 0.9%
United States Treasury Bills,
   Due 1/17/02 thru 2/21/02                                      1,280,000        1,278,205
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,999,842)                                    2,000,005
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $130,918,696) 100.9%                      141,360,443
Other Assets and Liabilities, Net (0.9%)                                         (1,201,221)
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $ 140,159,222
===========================================================================================

-------------------------------------------------------------------------------------------
                            STRONG ADVISOR SMALL CAP VALUE FUND

                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
-------------------------------------------------------------------------------------------
Common Stocks 93.3%
Auto/Truck - Original Equipment 2.0%
Dura Automotive Systems, Inc. (b)                                  626,870    $   6,895,570
Tower Automotive, Inc. (b) (e)                                     969,500        8,754,585
                                                                              -------------
                                                                                 15,650,155

Banks - Southeast 1.5%
Hibernia Corporation Class A (e)                                   650,500       11,572,395

Building - Air Conditioning & Heating Products 0.5%
York International Corporation (e)                                  97,700        3,725,301

Building - Cement/Concrete/Aggregate 0.8%
U.S. Concrete, Inc. (b)                                            957,950        6,322,470

Building - Heavy Construction 2.5%
Chicago Bridge & Iron Company NV                                   630,100       16,823,670
Pitt-Des Moines, Inc.                                              101,500        3,146,500
                                                                              -------------
                                                                                 19,970,170

Building - Maintenance & Services 1.7%
ABM Industries, Inc.                                               244,100        7,652,535
Healthcare Services Group, Inc. (b) (d)                            549,850        5,663,455
                                                                              -------------
                                                                                 13,315,990

Building - Paint & Allied Products 0.6%
H.B. Fuller Company (e)                                            175,480        5,048,560

Building - Resident/Commercial 0.4%
Newmark Homes Corporation                                          220,760        3,187,774

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 2001
--------------------------------------------------------------------------------
                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                Shares or
                                                Principal           Value
                                                 Amount            (Note 2)
--------------------------------------------------------------------------------
Chemicals - Basic 0.7%
FMC Corporation (b)(e)                             99,300      $  5,908,350

Chemicals - Plastics 1.8%
Intertape Polymer Group, Inc.(b)                  754,100         6,259,030
PolyOne Corporation                               845,000         8,281,000
                                                               ------------
                                                                 14,540,030
Chemicals - Specialty 0.9%
Solutia, Inc.                                     524,310         7,350,826

Commercial Services - Advertising 1.3%
R.H. Donnelley Corporation (b)                    354,700        10,304,035

Commercial Services - Business
 Services 0.2%
US Oncology, Inc. (b)                             261,620         1,972,615

Commercial Services - Miscellaneous 1.9%
Navigant Consulting, Inc.(b)                    1,016,200         5,589,100
Pegasus Solutions, Inc.(b)                        674,400         9,576,480
                                                               ------------
                                                                 15,165,580

Commercial Services - Security/
 Safety 2.8%
Armor Holdings, Inc.(b)(e)                        454,500        12,266,955
The Wackenhut Corporation Class B (b)             241,300         4,594,352
Wackenhut Corrections Corporation (b)             378,500         5,246,010
                                                               ------------
                                                                 22,107,317

Commercial Services - Staffing 1.3%
kforce.com, Inc.(b)                               792,500         4,984,825
Modis Professional Services, Inc. (b)             541,100         3,863,454
Staff Leasing, Inc.(b)                            443,350         1,126,109
                                                               ------------
                                                                  9,974,388

Computer - Graphics 0.4%
Evans & Sutherland Computer Corporation (b)       285,500         1,892,865
Pinnacle Systems, Inc. (b)                        121,300           963,122
                                                               ------------
                                                                  2,855,987

Computer - Memory Devices 0.6%
Iomega Corporation (b)                            546,080         4,559,768

Computer - Optical Recognition 0.8%
UNOVA, Inc. (b)                                 1,045,020         6,061,116

Computer Software - Enterprise 1.7%
JDA Software Group, Inc. (b) (e)                   90,000         2,011,500
Lightbridge, Inc. (b) (e)                         943,700        11,465,955
                                                               ------------
                                                                 13,477,455

Computer Software - Medical 1.3%
IDX Systems Corporation (b) (e)                   777,920        10,120,739

Electrical - Equipment 0.8%
Encore Wire Corporation (b) (e)                   493,350         5,969,535

Electronics - Laser Systems/Component 2.5%
Coherent, Inc. (b) (e)                            516,000        15,954,720
Rofin-Sinar Technologies, Inc. (b)                339,430         3,394,300
                                                               ------------
                                                                 19,349,020
Electronics - Parts Distributors 0.5%
Richardson Electronics, Ltd.                      296,000         3,581,600

Eletronics - Scientific Instruments 1.5%
Applera Corporation-Applied Biosystems
 Group (e)                                        306,000        12,016,620

Electronics - Semiconductor
 Manufacturing 0.6%
Cirrus Logic, Inc. (b) (e)                        349,000      $  4,617,746

Energy - Other 1.1%
Headwaters, Inc. (b) (e)                          779,500         8,933,070

Finance - Consumer/Commercial
 Loans 0.9%
World Acceptance Corporation (b) (d)              969,000         7,073,700

Finance - Publicly Traded Investment
 Funds - Equity 1.9%
iShares Trust Russell 2000 Index Fund              54,500         5,268,515
ishares Trust Russell 2000 value Index Fund        75,000         9,630,000
                                                               ------------
                                                                 14,898,515

Food - Miscellaneous Preparation 0.1%
M&F Worldwide Corporation (b)                     252,500         1,085,750

Insurance - Property/Casualty/Title 4.3%
Mercury General Corporation (e)                   523,000        22,834,180
ProAssurance Corporation (b)                      346,940         6,099,205
Vesta Insurance Group, Inc                        612,040         4,896,320
                                                               ------------
                                                                 33,829,705

Internet - Internet Service Provider/
 Content 2.4%
EarthLink, Inc. (b)                             1,576,630        19,187,587

Internet - Software 1.0%
Net2Phone, Inc. (b)(d)(e)                       1,183,700         7,989,975

Medical - Health Maintenance
 Organizations 0.4%
AMERIGROUP Corporation (b)                        126,800         2,764,240

Medical - Instruments 0.5%
Discovery Partners International, Inc.(b)         532,500         3,940,500

Medical - Nursing Homes 1.4%
Manor Care,Inc. (b)                               455,300        10,795,163

Medical-Outpatient/Home Care 1.8%                 658,700        14,458,465
Gentiva Health Services, Inc. (b)

Medical - Products 0.3%
Allied Healthcare Products, Inc. (b)              366,700         1,356,790
Pall Corporation                                   58,100         1,397,886
                                                               ------------
                                                                  2,754,676

Metal Ores - Gold/Silver 7.2%
Apex Silver Mines, Ltd. (b)                     1,169,200        11,692,000
Glamis Golds, Ltd. (b)                          2,493,200         9,000,452
Goldcorp Inc.                                     738,900         8,992,413
Harmony Gold Mining Company, Ltd.
 Sponsored ADR                                  1,954,100        12,721,191
Meridian Gold, Inc. (b)                         1,392,900        14,388,657
                                                               ------------
                                                                 56,794,713

Oil & Gas - Drilling 2.7%
Helmerich & Payne, Inc. (e)                       375,760        12,542,869
Pride International, Inc. (b) (e)                 580,060         8,758,906
                                                               ------------
                                                                 21,301,775
Oil & Gas - Field Services 7.4%
BJ Services Company (b) (e)                       155,000         5,029,750
Global Industries, Ltd. (b) (e)                 1,893,200        16,849,480

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

--------------------------------------------------------------------------------
                                                  Shares or
                                                  Principal           Value
                                                    Amount           (Note 2)
--------------------------------------------------------------------------------
Key Energy Services, Inc. (b)                         1,750,500  $   16,104,600
Oceaneering International, Inc. (b) (e)                 290,900       6,434,708
Petroleum Geo-Services ASA Sponsored
  ADR (b) (e)                                         1,207,290       9,610,028
Petroleum Helicopters, Inc. (b)                          69,200       1,384,000
Petroleum Helicopters, Inc. (non-voting) (b)            142,780       2,805,627
                                                                 --------------
                                                                     58,218,193

Oil & Gas - Machinery/Equipment 1.2%
Matrix Service Company (b) (d)                          425,200       2,848,840
Smith International, Inc. (b) (e)                       129,000       6,916,980
                                                                 --------------
                                                                      9,765,820

Oil & Gas - United States Exploration &
  Production 12.2%
Forest Oil Corporation (b) (e)                        1,027,200      28,977,312
Greka Energy Corporation (b) (d)                        299,400       2,589,810
McMoRan Exploration Company (b) (e)                     717,500       4,154,325
Meridian Gold, Inc. (b) (e)                           1,097,440       4,378,786
Newfield Exploration Company (b) (e)                    158,370       5,623,719
Noble Affiliates, Inc. (e)                              313,200      11,052,828
Patina Oil & Gas Corporation                            310,700       8,544,250
Pure Resources, Inc. (b)                                335,390       6,741,339
Range Resources Corporation (b)                       2,601,500      11,836,825
Remington Oil & Gas Corporation (b)                     101,700       1,759,410
Stone Energy Corporation (b) (e)                        265,500      10,487,250
                                                                 --------------
                                                                     96,145,854

Paper & Paper Products 1.2%
Chesapeake Corporation (e)                              199,720       5,554,213
Wausau-Mosinee Paper Corporation                        293,000       3,545,300
                                                                 --------------
                                                                      9,099,513

Pollution Control - Equipment 1.4%
Calgon Carbon Corporation                             1,366,000      11,406,100

Pollution Control - Services 1.3%
Newpark Resources, Inc. (b) (e)                       1,284,790      10,149,841

Retail - Apparel/Shoe 0.5%
Too, Inc. (b) (e)                                       155,900       4,287,250

Retail - Mail Order & Direct 0.7%
dELiA*s Corporation Class A (b)                         215,700       1,337,340
J. Jill Group, Inc. (b) (e)                             186,380       4,012,761
                                                                 --------------
                                                                      5,350,101

Retail - Major Discount Chains 0.8%
Shopko Stores, Inc. (b)                                 677,100       6,432,450

Retail- Miscellaneous/Diversified 1.9%
Blockbuster, Inc. Class A (e)                           215,000       5,418,000
Sharper Image Corporation (b) (d)                       796,700       9,361,225
                                                                 --------------
                                                                     14,779,225

Shoes & Related Apparel 0.5%
Wolverine World Wide, Inc. (e)                          280,600       4,223,030


Steel - Producers 1.4%
Roanoke Electric Steel Corporation                       61,470         848,286
USX-US Steel Group (e)                                  548,000       9,924,280
                                                                 --------------
                                                                     10,772,566

Steel - Specialty Alloys 0.3%
Carpenter Technology Corporation                         71,020       1,890,553
UCAR International, Inc. (b)                             75,630         809,241
                                                                 --------------
                                                                      2,699,794
Telecommunications - Services 2.5%
Broadwing, Inc. (b)                                   1,357,000      12,891,500
Montana Power Company (b)                             1,204,200       6,924,150
                                                                 --------------
                                                                     19,815,650

Transportation - Air Freight 0.3%
Aramex International,  Ltd. (b)                         199,800       2,017,980

Transportation - Airline 0.8%
Linea Aerea Nacional Chile SA Sponsored ADR             825,000       6,245,250

Transportation - Truck 0.5%
Covenant Transport, Inc. Class A (b)                    253,200       4,041,072

Utility - Electric Power 0.8%
ALLETE, Inc. (e)                                        238,700       6,015,240
-------------------------------------------------------------------------------
Total Common Stocks (Cost $627,413,416)                             735,998,305
-------------------------------------------------------------------------------
Warrants 0.0%
Harmony Gold Mining Company, Ltd.
   Expire 6/29/03                                         9,000          27,360
-------------------------------------------------------------------------------
Total Warrants (Cost $0)                                                 27,360
-------------------------------------------------------------------------------
Short-Term Investments (a) 9.3%
Repurchase Agreemenets
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02, (Repurchase proceeds
   $71,306,338); Collateralized by: United
   States Government Issues (c)                    $ 71,300,000      71,300,000
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02, (Repurchase proceeds
   $2,311,993); Collateralized by: United
   States Government Issues (c)                       2,311,800       2,311,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $73,611,800)                      73,611,800
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $701,025,216) 102.6%          809,637,465
Other Assets and Liabilities, Net (2.6%)                            (20,560,083)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  789,077,382
===============================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                      Contracts       Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                  6,200  $    1,972,914
Options written during the year                         143,025      32,335,783
Options closed                                         (105,445)    (24,305,104)
Options expired                                         (13,441)     (2,417,956)
Options exercised                                        (5,224)     (1,130,677)
                                                 --------------  --------------
Options outstanding at end of year                       25,115  $    6,454,960
                                                 ==============  ==============


Closed, expired and exercised options resulted in $ 193,774 a capital loss of for the year ended December 31, 2001.

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                       Contracts
                                                      (100 shares        Value
                                                     per contract)      (Note 2)
--------------------------------------------------------------------------------
ALLETE, Inc.
   Calls: (Strike Price is $25.00. Expiration date
   is 4/19/02. Premium received is $13,441.)             150          ($ 18,375)

Applera Corporation-Applied Biosystems Group
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $39,849.)              50            (71,250)
   Calls: (Strike Price is $30.00. Expiration date
   is 1/18/02. Premium received is $76,397.)             200           (187,000)
   Calls: (Strike Price is $35.00. Expiration date
   is 1/18/02. Premium received is $153,495.)            500           (235,000)
   Calls: (Strike Price is $40.00. Expiration date
   is 1/18/02. Premium received is $7,350.)               50             (7,250)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              December 31, 2001
--------------------------------------------------------------------------------
                STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                       Contracts
                                                      (100 shares        Value
                                                     per contract)      (Note 2)
--------------------------------------------------------------------------------
   Calls: (Strike Price is $30.00. Expiration date
   is 3/15/02. Premium received is $104,546.)              150        ($150,000)
   Calls: (Strike Price is $35.00. Expiration date
   is 3/15/02. Premium received is $114,246.)              250         (155,000)
   Calls: (Strike Price is $40.00. Expiration date
   is 3/15/02. Premium received is $48,398.)               200          (68,000)
   Calls: (Strike Price is $45.00. Expiration date
   is 3/15/02. Premium received is $18,199.)               100          (17,000)

Armor Holngs, Inc.
   Calls: (Strike Price is $22.50. Expiration date
   is 1/18/02. Premium received is $14,699.)               100          (43,000)
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $41,499.)               250          (53,125)
   Calls: (Strike Price is $20.00. Expiration date
   is 2/15/02. Premium received is $388,537.)              650         (445,250)
   Calls: (Strike Price is $25.00. Expiration date
   is 2/15/02. Premium received is $50,885.)               250          (68,750)
   Calls: (Strike Price is $30.00. Expiration date
   is 2/15/02. Premium received is $3,700.)                 50           (3,125)
   Calls: (Strike Price is $20.00. Expiration date
   is 5/17/02. Premium received is $26,849.)                50          (37,250)
   Calls: (Strike Price is $22.50. Expiration date
   is 5/17/02. Premium received is $19,849.)                50          (28,250)
   Calls: (Strike Price is $30.00. Expiration date
   is 5/17/02. Premium received is $8,350.)                 50           (9,375)

BJ Services Company
   Calls: (Strike Price is $22.50. Expiration date
   is 1/18/02. Premium received is $57,798.)               150         (150,000)
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $18,849.)                50          (37,500)
   Calls: (Strike Price is $27.50. Expiration date
   is 1/18/02. Premium received is $84,897.)               200         (106,000)
   Calls: (Strike Price is $30.00. Expiration date
   is 1/18/02. Premium received is $127,905.)              500         (162,500)
   Calls: (Strike Price is $32.50. Expiration date
   is 1/18/02. Premium received is $8,100.)                 50           (9,125)
   Calls: (Strike Price is $27.50. Expiration date
   is 4/19/02. Premium received is $68,548.)               150         (103,500)

Blockbuster, Inc. Class A
   Calls: (Strike Price is $20.00. Expiration date
   is 1/18/02. Premium received is $111,896.)              200         (109,000)
   Calls: (Strike Price is $22.50. Expiration date
   is 1/18/02. Premium received is $148,945.)              350         (106,750)
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $284,863.)            1,600         (184,000)

Chesapeake Corporation
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $86,097.)               300          (93,750)
   Calls: (Strike Price is $25.00. Expiration date
   is 2/15/02. Premium received is $117,946.)              350         (119,000)
   Calls: (Strike Price is $30.00. Expiration date
   is 2/15/02. Premium received is $57,172.)               430          (37,625)
   Calls: (Strike Price is $30.00. Expiration date
   is 5/17/02. Premium received is $13,700.)               100          (15,750)

Cirrus Logic, Inc.
   Calls: (Strike Price is $10.00. Expiration date
   is 1/18/02. Premium received is $54,398.)               200          (68,000)
   Calls: (Strike Price is $12.50. Expiration date
   is 1/18/02. Premium received is $105,546.)              400          (59,000)
   Calls: (Strike Price is $15.00. Expiration date
   is 1/18/02. Premium received is $81,974.)               500         ($22,500)
   Calls: (Strike Price is $17.50. Expiration date
   is 1/18/02. Premium received is $14,100.)               150           (1,875)
   Calls: (Strike Price is $10.00. Expiration date
   is 3/15/02. Premium received is $93,397.)               200          (78,000)
   Calls: (Strike Price is $12.50. Expiration date
   is 3/15/02. Premium received is $75,497.)               250          (60,000)
   Calls: (Strike Price is $15.00. Expiration date
   is 3/15/02. Premium received is $63,948.)               350          (48,125)

Coherent, Inc.
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $83,547.)               150          (92,250)
   Calls: (Strike Price is $30.00. Expiration date
   is 1/18/02. Premium received is $76,986.)               250          (51,875)
   Calls: (Strike Price is $35.00. Expiration date
   is 1/18/02. Premium received is $8,400.)                100           (2,750)
   Calls: (Strike Price is $25.00. Expiration date
   is 2/15/02. Premium received is $48,698.)               100          (66,500)
   Calls: (Strike Price is $30.00. Expiration date
   is 2/15/02. Premium received is $40,549.)               150          (43,875)

Encore Wire Corporation
   Calls: (Strike Price is $10.00. Expiration date
   is 2/15/02. Premium received is $50,512.)               200          (48,000)
   Calls: (Strike Price is $12.50. Expiration date
   is 2/15/02. Premium received is $34,302.)               300          (27,750)

FMC Corporation
   Calls: (Strike Price is $55.00. Expiration date
   is 1/18/02. Premium received is $146,945.)              350         (182,000)
   Calls: (Strike Price is $60.00. Expiration date
   is 1/18/02. Premium received is $27,299.)               150          (25,875)
   Calls: (Strike Price is $60.00. Expiration date
   is 2/15/02. Premium received is $39,724.)               175          (45,062)
   Calls: (Strike Price is $65.00. Expiration date
   is 4/19/02. Premium received is $32,724.)               175          (34,563)

Forest Oil Corporation
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $20,730.)               100          (35,000)
   Calls: (Strike Price is $30.00. Expiration date
   is 2/15/02. Premium received is $7,350.)                 50           (5,875)

H.B. Fuller Company
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $336,535.)              600         (246,000)
   Calls: (Strike Price is $30.00. Expiration date
   is 1/18/02. Premium received is $15,699.)               100           (6,000)
   Calls: (Strike Price is $25.00. Expiration date
   is 2/15/02. Premium received  is $82,747.)              500         (205,000)
   Calls: (Strike Price is $27.50. Expiration date
   is 2/15/02. Premium received is $56,123.)               250          (55,000)
   Calls: (Strike Price is $22.50. Expiration date
   is 5/17/02. Premium received is $62,848.)               100          (69,000)
   Calls: (Strike Price is $25.00. Expiration date
   is 5/17/02. Premium received is $47,348.)               100          (51,000)
   Calls: (Strike Price is $30.00. Expiration date
   is 5/17/02. Premium received is $12,350.)                50          (11,500)

Global Industries, Ltd.
   Calls: (Strike Price is $7.50. Expiration date
   is 1/18/02. Premium received is $25,399.)               200          (31,500)

--------------------------------------------------------------------------------
                STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                       Contracts
                                                     (100 shares          Value
                                                     per contract)      (Note 2)
--------------------------------------------------------------------------------
   Calls: (Strike Price is $7.50. Expiration date
   is 3/15/02. Premium received is $69,948.)             550          ($108,625)
   Calls: (Strike Price is $10.00. Expiration date
   is 3/15/02. Premium received is $4,450.)               50             (3,875)
   Calls: (Strike Price is $7.50. Expiration date
   is 6/21/02. Premium received is $24,699.)             100            (25,000)
   Calls: (Strike Price is $10.00. Expiration date
   is 6/21/02. Premium received is $14,699.)             100            (13,750)

Headwaters, Inc.
   Calls: (Strike Price is $10.00. Expiration date
   is 2/15/02. Premium received is $26,199.)             100            (19,000)

Helmerich & Payne, Inc.
   Calls: (Strike Price is $30.00. Expiration date
   is 1/18/02. Premium received is $12,700.)             100            (37,000)
   Calls: (Strike Price is $30.00. Expiration date
   is 3/15/02. Premium received is $20,199.)             100            (47,000)

Hibernia Corporation Class A
   Calls: (Strike Price is $15.00. Expiration date
   is 1/18/02. Premium received is $48,523.)             325            (89,375)
   Calls: (Strike Price is $15.00. Expiration date
   is 4/19/02. Premium received is $17,699.)             100            (29,000)
   Calls: (Strike Price is $17.50. Expiration date
   is 4/19/02. Premium received is $8,400.)              100            (11,500)

IDX Systems Corporation
   Calls: (Strike Price is $12.50.Expiration date
   is 1/18/02. Premium received is $4,850.)               50             (4,875)
   Calls: (Strike Price is $10.00. Expiration date
   is 2/15/02. Premium received is $15,199.)             100            (32,000)
   Calls: (Strike Price is $12.50. Expiration date
   is 2/15/02. Premium received is $4,700.)               50             (6,875)
   Calls: (Strike Price is $12.50. Expiration date
   is 5/17/02. Premium received is $3,880.)               40             (8,500)

JDA Software Group, Inc.
   Calls: (Strike Price is $15.00. Expiration date
   is 1/18/02. Premium received is $28,399.)             200           (147,000)
   Calls: (Strike Price is $17.50. Expiration date
   is 1/18/02. Premium received is $65,898.)             200           (100,000)
   Calls: (Strike Price is $20.00. Expiration date
   is 1/18/02. Premium received is $95,797.)             400           (112,000)
   Calls: (Strike Price is $22.50. Expiration date
   is 1/18/02. Premium received is  $11,200.)            100            (12,250)

J. Jill Group, Inc.
   Calls: (Strike Price is $17.50. Expiration date
   is 1/18/02. Premium received is $14,349.)              50            (21,000)
   Calls: (Strike Price is $20.00. Expiration date
   is 1/18/02. Premium received is $13,200.)             100            (21,250)
   Calls: (Strike Price is $17.50. Expiration date
   is 3/15/02. Premium received is $9,350.)               50            (25,000)
   Calls: (Strike Price is $20.00. Expiration date
   is 3/15/02. Premium received is $22,199.)             100            (31,250)

Lightbridge, Inc.
   Calls: (Strike Price is $7.50. Expiration date
   is 1/18/02. Premium received is $33,299.)             150            (70,500)
   Calls: (Strike Price is $10.00. Expiration date
   is 1/18/02. Premium received is $35,399.)             200            (46,000)
   Calls: (Strike Price is $12.50. Expiration date
   is 1/18/02. Premium received is $13,349.)             150             (9,375)
   Calls: (Strike Price is $10.00. Expiration date
   is 4/19/02. Premium received is $39,049.)             150           ($46,500)
   Calls: (Strike Price is $12.50. Expiration date
   is 4/19/02. Premium received is $24,049.)             150            (28,125)

McMoRan Exploration Company
   Calls: (Strike Price is $5.00. Expiration date
   is 2/15/02. Premium received is $21,399.)             200            (19,500)

Mercury General Corporation
   Calls: (Strike Price is $40.00. Expiration date
   is 1/18/02. Premium received is $61,780.)             300           (111,000)
   Calls: (Strike Price is $40.00. Expiration date
   is 3/15/02. Premium received is $39,699.)             100            (43,000)
   Calls: (Strike Price is $45.00. Expiration date
   is 3/15/02. Premium received is $14,700.)             100            (12,750)
   Calls: (Strike Price is $45.00. Expiration date
   is 6/21/02. Premium received is $3,940.)               20             (4,350)

Meridian Gold, Inc.
   Calls: (Strike Price is $10.00. Expiration date
   is 1/18/02. Premium received is $16,799.)             200            (12,500)

Net2Phone, Inc.
   Calls: (Strike Price is $5.00. Expiration date
   is 4/19/02. Premium received is $33,008.)             300            (60,750)

Newfield Exploration Company
   Calls: (Strike Price is $30.00. Expiration date
   is 1/18/02. Premium received is $27,699.)             100            (55,000)
   Calls: (Strike Price is $30.00. Expiration date
   is 3/15/02. Premium received is $35,699.)             100            (61,000)
   Calls: (Strike Price is $35.00. Expiration date
   is 3/15/02. Premium received is $25,199.)             100            (28,250)

Newpark Resources, Inc.
   Calls: (Strike Price is $7.50. Expiration date
   is 1/18/02. Premium received is $8,900.)              100             (6,250)

Noble Affiliates, Inc.
   Calls: (Strike Price is $35.00. Expiration date
   is 1/18/02. Premium received is $6,100.)               50             (7,500)
   Puts: (Strike Price is $35.00. Expiration date
   is 2/15/02. Premium received is $14,850.)              50            (10,750)

Oceaneering International, Inc.
   Calls: (Strike Price is $17.50. Expiration date
   is 1/18/02. Premium received is $82,979.)             400           (192,000)
   Calls: (Strike Price is $20.00. Expiration date
   is 1/18/02. Premium received is $46,980.)             300            (70,500)
   Calls: (Strike Price is $17.50. Expiration date
   is 4/19/02. Premium received is $28,349.)              50            (26,750)
   Calls: (Strike Price is $20.00. Expiration date
   is 4/19/02. Premium received is $15,349.)              50            (17,500)
   Calls: (Strike Price is $22.50. Expiration date
   is 4/19/02. Premium received is $9,350.)               50            (11,000)

Petroleum Geo-Services ASA Sponsored ADR
   Calls: (Strike Price is $5.00. Expiration date
   is 2/15/02. Premium received is $19,799.)             150            (45,375)
   Calls: (Strike Price is $7.50. Expiration date
   is 5/17/02. Premium received is $19,399.)             200            (28,500)

SCEHDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------

                STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                        Contracts
                                                       (100 shares       Value
                                                       per contract)    (Note 2)
--------------------------------------------------------------------------------
Pride International, Inc.
   Calls: (Strike Price is $12.50. Expiration date
   is 1/18/02. Premium received is $23,777.)                  150      ($39,000)

Smith International, Inc.
   Calls: (Strike Price is $40.00. Expiration date
   is 1/18/02. Premium received is $54,198.)                  100      (136,500)
   Calls: (Strike Price is $45.00. Expiration date
   is 1/18/02. Premium received is $55,426.)                  100       (89,500)
   Calls: (Strike Price is $50.00. Expiration date
   is 1/18/02. Premium received is $39,449.)                  100       (47,500)
   Calls: (Strike Price is $55.00. Expiration date
   is 1/18/02. Premium received is $28,199.)                  100       (17,500)
   Calls: (Strike Price is $40.00. Expiration date
   is 4/19/02. Premium received is $49,848.)                   50       (75,750)
   Calls: (Strike Price is $45.00. Expiration date
   is 4/19/02. Premium received is $49,098.)                   50       (56,750)

Stone Energy Corporation
   Calls: (Strike Price is $35.00. Expiration date
   is 1/18/02. Premium received is $72,852.)                  200       (94,000)
   Calls: (Strike Price is $40.00. Expiration date
   is 1/18/02. Premium received is $20,095.)                  150       (18,375)
   Calls: (Strike Price is $30.00. Expiration date
   is 3/15/02. Premium received is $40,849.)                   50       (49,750)
   Calls: (Strike Price is $35.00. Expiration date
   is 3/15/02. Premium received is $89,397.)                  200      (115,000)
   Calls: (Strike Price is $40.00. Expiration date
   is 3/15/02. Premium received is $55,648.)                  200       (56,500)

Too, Inc.
   Calls: (Strike Price is $22.50. Expiration date
   is 1/18/02. Premium received is $36,699.)                  100       (50,500)
   Calls: (Strike Price is $25.00. Expiration date
   is 1/18/02. Premium received is $75,947.)                  350       (98,000)
   Calls: (Strike Price is $25.00. Expiration date
   is 2/15/02. Premium received is $83,997.)                  250       (83,750)
   Calls: (Strike Price is $30.00. Expiration date
   is 2/15/02. Premium received is $34,949.)                  250       (23,125)
   Calls: (Strike Price is $25.00. Expiration date
   is 5/17/02. Premium received is $22,849.)                   50       (22,750)
   Calls: (Strike Price is $30.00. Expiration date
   is 5/17/02. Premium received is $20,699.)                  100       (21,500)

Tower Automotive, Inc.
   Calls: (Strike Price is $7.50. Expiration date
   is 1/18/02. Premium received is $11,850.)                  150       (24,375)
   Calls: (Strike Price is $7.50. Expiration date
   is 2/15/02. Premium received is $25,199.)                  300       (53,250)
   Calls: (Strike Price is $10.00. Expiration date
   is 5/17/02. Premium received is $12,700.)                  100        (9,750)

USX-US Steel Group
   Calls: (Strike Price is $15.00. Expiration date
   is 1/18/02. Premium received is $28,277.)                  150       (46,500)
   Calls: (Strike Price is $17.50. Expiration date
   is 1/18/02. Premium  received is $8,127.)                  100       (10,500)
   Calls: (Strike Price is $17.50. Expiration date
   is 4/19/02. Premium received is $10,700.)                  100       (19,750)

Wolverine World Wide, Inc.
   Calls: (Strike Price is $15.00. Expiration date
   is 3/15/02. Premium received is $44,798.)                  400       (47,000)


York International Corporation
   Calls: (Strike Price is $35.00. Expiration date
   is 1/18/02. Premium received is $30,799.)                  150      ($49,500)
   Calls: (Strike Price is $30.00. Expiration date
   is 2/15/02. Premium received is $58,548.)                  150      (123,750)
   Calls: (Strike Price is $35.00. Expiration date
   is 2/15/02. Premium received is $36,899.)                  200       (74,000)
   Calls: (Strike Price is $40.00. Expiration date
   is 2/15/02. Premium received is $17,549.)                  150       (13,125)
   Calls: (Strike Price is $35.00. Expiration date
   is 5/17/02. Premium received is $26,849.)                   50       (24,500)
   Calls: (Strike Price is $40.00. Expiration date
   is 5/17/02. Premium received is $12,350.)                   50       (11,000)
                                                       ----------  ------------
                                                           25,115   ($8,038,975)
                                                       ==========  ============


--------------------------------------------------------------------------------
                         STRONG ADVISOR U.S. VALUE FUND


                                                         Shares or
                                                         Principal     Value
                                                           Amount     Note(2)
--------------------------------------------------------------------------------
Common Stocks 96.6%
Aerospace - Defense 1.2%
General Dynamics Corporation                               15,700  $  1,250,348
Lockheed Martin Corporation                                24,400     1,138,748
                                                                   ------------
                                                                      2,389,096

Auto Manufacturers - Domestic 1.5%
Ford Motor Company                                         96,500     1,516,980
General Motors Corporation                                 27,300     1,326,780
                                                                   ------------
                                                                      2,843,760

Banks - Money Center 6.8%
Bank of America Corporation                                49,500     3,116,025
Citigroup, Inc.                                           153,769     7,762,259
J.P. Morgan Chase & Company                                58,747     2,135,454
                                                                   ------------
                                                                     13,013,738

Banks - Northeast 0.6%
Banknorth Group, Inc.                                      55,000     1,238,600

Banks - Southeast 1.6%
Compass Bancshares, Inc.                                   57,700     1,632,910
First Virginia Banks, Inc.                                 28,300     1,436,508
                                                                   ------------
                                                                      3,069,418

Banks - Super Regional 7.8%
Bank One Corporation                                       44,606     1,741,864
FleetBoston Financial Corporation                          40,900     1,492,850
KeyCorp                                                    41,600     1,012,544
Mellon Financial Corporation                               28,000     1,053,360
National City Corporation                                  36,500     1,067,260
Regions Financial Corporation                              46,000     1,381,840
SouthTrust Corporation                                     53,800     1,327,246
U.S. Bancorp                                               92,800     1,942,304
Wachovia Corporation                                       52,700     1,652,672
Wells Fargo Company                                        52,500     2,281,125
                                                                   ------------
                                                                     14,953,065

Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.                             20,302       917,854

Building Products - Wood 1.4%
Weyerhaeuser Company                                       25,200     1,362,816
Willamette Industries, Inc.                                24,900     1,297,788
                                                                   ------------
                                                                      2,660,604

Chemicals - Basic 0.9%
The Dow Chemical Company                                   50,400     1,702,512

--------------------------------------------------------------------------------
                   STRONG ADVISOR U.S. VALUE FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Chemicals - Specialty 1.0%
Ashland, Inc.                                            40,600      $ 1,870,848

Commercial Services - Miscellaneous 1.2%
ARAMARK Corporation Class B (b)                          83,700        2,251,530

Computer - Local Networks 0.3%
Auspex Systems, Inc. (b)                                370,000          666,000

Computer - Manufacturers 3.0%
Compaq Computer Corporation                             111,042        1,083,770
Hewlett-Packard Company                                  82,311        1,690,668
International Business Machines Corporation              20,664        2,499,518
Palm, Inc. (b)                                          120,700          468,316
                                                                     -----------
                                                                       5,742,272

Computer - Services 0.4%
Unisys Corporation (b)                                   56,100          703,494

Computer Software - Enterprise 0.3%
Compuware Corporation (b)                                52,300          616,617

Diversified Operations 4.9%
Agilent Technologies, Inc. (b)                           66,000        1,881,660
E.I. Du Pont de Nemours & Company                        50,631        2,152,324
Honeywell International, Inc.                            40,000        1,352,800
ITT Industries, Inc.                                     24,400        1,232,200
Loews Corporation                                        19,500        1,079,910
Minnesota Mining & Manufacturing Company                 14,000        1,654,940
                                                                     -----------
                                                                       9,353,834

Electronics - Semiconductor
   Manufacturing 0.3%
Micron Technology, Inc. (b)                              19,800          613,800

Finance - Consumer/Commercial Loans 0.7%
Household International, Inc.                            22,179        1,285,051

Finance - Equity REIT 1.7%
Equity Office Properties Trust                           50,676        1,524,334
Equity Residential Properties Trust                      63,015        1,809,161
                                                                     -----------
                                                                       3,333,495

Finance - Investment Brokers 3.6%
The Goldman Sachs Group, Inc.                            13,756        1,275,869
Lehman Brothers Holdings, Inc.                           19,459        1,299,861
Merrill Lynch & Company, Inc.                            35,800        1,865,896
Morgan Stanley, Dean Witter & Company                    45,900        2,567,646
                                                                     -----------
                                                                       7,009,272

Finance - Mortgage & Related Services 1.2%
Federal National Mortgage Association                    29,267        2,326,727

Finance - Savings & Loan 1.4%
Charter One Financial, Inc.                              42,300        1,148,445
Washington Mutual, Inc.                                  45,800        1,497,660
                                                                     -----------
                                                                       2,646,105
Financial Services - Miscellaneous 0.9%
American Express Company                                 50,046        1,786,142

Insurance - Brokers 0.6%
Marsh & McLennan Companies, Inc.                         10,900        1,171,205


Insurance - Property/Casualty/Title 4.0%
The Allstate Corporation                                 41,800        1,408,660
American International Group, Inc.                       27,386        2,174,448
Chubb Corporation                                        16,500        1,138,500

Hartford Financial Services Group, Inc.                  21,800        1,369,694
Prudential Financial, Inc. (b)                           48,200        1,599,758
                                                                     -----------
                                                                       7,691,060

Internet - Software 0.3%
Vignette Corporation (b)                                 93,600          502,632

Leisure - Services 1.0%
The Walt Disney Company                                  95,700        1,982,904

Machinery - Construction/Mining 0.8%
Caterpillar, Inc.                                        30,100        1,572,725

Media - Books 0.8%
McGraw-Hill, Inc.                                        26,600        1,622,068

Media - Cable TV 1.7%
Comcast Corporation Class A (b)                          35,531        1,279,116
Liberty Media Corporation Series A (b)                  145,500        2,037,000
                                                                     -----------
                                                                       3,316,116

Media - Newspapers 0.9%
Gannett Company, Inc.                                    26,200        1,761,426

Media - Radio/TV 0.8%
Viacom, Inc. Class B (b)                                 36,000        1,589,400

Medical - Drug/Diversified 1.7%
Abbott Laboratories                                      29,459        1,642,339
Johnson & Johnson                                        28,200        1,666,620
                                                                     -----------
                                                                       3,308,959

Medical - Ethical Drugs 1.1%
Merck & Company, Inc.                                    36,265        2,132,382


Medical - Health Maintenance
   Organizations 0.7%
CIGNA Corporation                                        15,000        1,389,750

Medical - Hospitals 1.4%
HCA-The Healthcare Company                               34,100        1,314,214
Tenet Healthcare Corporation (b)                         23,345        1,370,818
                                                                     -----------
                                                                       2,685,032

Metal Ores - Miscellaneous 0.9%
Alcoa, Inc.                                              46,900        1,667,295


Oil & Gas - International Integrated 6.5%
ChevronTexaco Corporation                                31,324        2,806,943
Conoco, Inc.                                             48,700        1,378,210
Exxon Mobil Corporation                                 210,176        8,259,917
                                                                     -----------
                                                                      12,445,070

Oil & Gas - Production/Pipeline 0.6%
El Paso Corporation                                      25,700        1,146,477


Oil & Gas - United States Integrated 2.8%
Kerr McGee Corporation                                   19,000        1,041,200
Occidental Petroleum Corporation                         59,700        1,583,841
Phillips Petroleum Company                               24,700        1,488,422
Unocal Corporation                                       34,900        1,258,843
                                                                     -----------
                                                                       5,372,306

Paper & Paper Products 1.5%
International Paper Company                              32,300        1,303,305
Kimberly-Clark Corporation                               27,400        1,638,520
                                                                     -----------
                                                                       2,941,825

Pollution Control - Services 0.7%
Waste Management, Inc.                                   44,000        1,404,040

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)               December 31, 2001
----------------------------------------------------------------------------------
                    STRONG ADVISOR U.S. VALUE FUND (continued)

                                                           Shares or
                                                           Principal      Value
                                                            Amount       (Note 2)
----------------------------------------------------------------------------------
Retail - Department Stores 0.9%
May Department Stores Company                                44,793   $  1,656,445

Retail - Major Discount Chains 1.6%
Costco Wholesale Corporation (b)                             34,487      1,530,533
Target Corporation                                           37,819      1,552,470
                                                                      ------------
                                                                         3,083,003
Retail - Restaurants 1.1%
McDonald's Corporation                                       81,700      2,162,599

Retail/Wholesale - Food 1.0%
SUPERVALU, Inc.                                              84,400      1,866,928

Soap & Cleaning Preparations 1.6%
The Procter & Gamble Company                                 38,000      3,006,940

Telecommunications - Equipment 3.8%
Lucent Technologies, Inc.                                   441,370      2,776,217
Motorola, Inc.                                              303,900      4,564,578
                                                                      ------------
                                                                         7,340,795
Telecommunications - Services 8.0%
ALLTEL Corporation                                           19,000      1,172,870
AT&T Corporation                                            127,800      2,318,292
BellSouth Corporation                                        63,255      2,413,178
SBC Communications, Inc.                                     89,029      3,487,266
Verizon Communications, Inc.                                 89,153      4,231,202
WorldCom, Inc.- WorldCom Group (b)                          124,400      1,751,552
                                                                      ------------
                                                                        15,374,360
Tobacco 1.7%
Philip Morris Companies, Inc.                                46,699      2,141,149
RJ Reynolds Tobacco Holdings, Inc.                           19,700      1,109,110
                                                                      ------------
                                                                         3,250,259
Transportation - Air Freight 0.9%
FedEx Corporation (b)                                        31,400      1,629,032

Utility - Electric Power 3.3%
Duke Energy Corporation                                      39,300      1,542,918
Exelon Corporation                                           24,775      1,186,227
IDACORP, Inc.                                                28,732      1,166,519
The Southern Company                                         46,100      1,168,635
TXU Corporation                                              25,200      1,188,180
                                                                      ------------
                                                                         6,252,479
Utility - Gas Distribution 0.7%
Vectren Corporation                                          56,700      1,359,666
----------------------------------------------------------------------------------
Total Common Stocks (Cost $164,547,050)                                185,679,012
----------------------------------------------------------------------------------
Short-Term Investments (a) 3.0%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase  proceeds
   $4,000,356); Collateralized by: United
   States Government Issues (c)                          $4,000,000      4,000,000

State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
   $1,744,845); Collateralized by: United
   States Government Issues (c)                           1,744,700      1,744,700
----------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,744,700)                           5,744,700
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Investments in Securities (Cost $170,291,750) 99.6%              191,423,712
Other Assets and Liabilities, Net 0.4%                                     728,483
----------------------------------------------------------------------------------
Net Assets 100.0%                                                     $192,152,195
==================================================================================


--------------------------------------------------------------------------------
                        STRONG ADVISOR ENDEAVOR 20 FUND

                                                           Shares or
                                                           Principal     Value
                                                            Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 100.1%
Computer Software - Desktop 5.4%
Microsoft Corporation (b)                                    46,780   $  3,100,111

Computer Software - Enterprise 1.9%
Citrix Systems, Inc. (b)                                     49,100      1,112,606

Diversified Operations 4.0%
AOL Time Warner, Inc. (b)                                    71,185      2,285,039

Electrical - Equipment 3.8%
General Electric Company                                     55,100      2,208,408

Electronics - Measuring Instruments 1.5%
Mettler-Toledo International, Inc. (b)                       17,040        883,524

Electronics - Scientific Instruments 4.0%
PerkinElmer, Inc.                                            65,100      2,279,802

Electronics - Semiconductor Manufacturing 4.4%
Intel Corporation                                            79,495      2,500,118

Electronics Products - Miscellaneous 3.0%
Celestica, Inc. (b)                                          42,665      1,723,239

Finance - Investment Brokers 3.4%
Lehman Brothers Holdings, Inc.                               28,860      1,927,848

Finance - Publicly Traded Investment Funds - Equity 6.4%
Nasdaq-100 Shares (b)                                        46,100      1,802,510
Standard & Poors Depositary Receipt Trust Unit Series 1      16,600      1,898,044
                                                                      ------------
                                                                         3,700,554
Funeral Services & Related 5.2%
Hillenbrand Industries, Inc.                                 53,700      2,967,999

Insurance - Property/Casualty/Title 3.2%
American International Group, Inc.                           23,110      1,834,934

Leisure - Services 5.6%
Cendant Corporation (b)                                     162,870      3,193,881

Media - Cable TV 11.5%
EchoStar Communications Corporation Class A                 127,690      3,507,644
Liberty Media Corporation Series A                          222,630      3,116,820
                                                                      ------------
                                                                         6,624,464
Medical - Drug/Diversified 4.2%
Johnson & Johnson                                            40,870      2,415,417

Medical - Ethical Drugs 5.5%
Eli Lilly & Company                                          40,055      3,145,920

Medical - Hospitals 4.8%
HCA-The Healthcare Company                                   72,100      2,778,734

Oil & Gas - Drilling 5.3%
GlobalSantaFe Corporation                                    48,910      1,394,913
Nabors Industries, Inc. (b)                                  48,430      1,662,602
                                                                      ------------
                                                                         3,057,515

--------------------------------------------------------------------------------

                                                                      Shares or
                                                                      Principal       Value
                                                                       Amount        (Note 2)
----------------------------------------------------------------------------------------------------
Retail - Major Discount Chains 3.1%
Target Corporation                                                     43,690      $ 1,793,475

Retail - Miscellaneous/Diversified 5.6%
Hollywood Entertainment Corporation (b)                               224,325        3,205,604

Retail/Wholesale - Building Products 3.5%
Lowe's Companies, Inc.                                                 43,305        2,009,785

Telecommunications - Cellular 3.3%
Sprint Corporation - PCS Group (b)                                     76,715        1,872,612

Telecommunications - Equipment 1.5%
Qualcomm, Inc. (b)                                                     16,980          857,490
----------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $56,762,488)                                              57,479,079
----------------------------------------------------------------------------------------------------
Short-Term Investments (a) 5.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase proceeds
 $1,700,151); Collateralized by: United
 States Government Issues (c)                                      $1,700,000        1,700,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $1,295,808); Collateralized by: United
 States Government Issues (c)                                       1,295,700        1,295,700
----------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,995,700)                                       2,995,700
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $59,758,188) 105.3%                           60,474,779
Other Assets and Liabilities, Net (5.3%)                                            (3,080,336)
----------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                  $57,394,443
====================================================================================================

                            STRONG ADVISOR FOCUS FUND

                                                                      Shares or
                                                                      Principal        Value
                                                                       Amount         (Note 2)
----------------------------------------------------------------------------------------------------
Common Stocks 99.3%
Banks - Money Center 6.2%
Citigroup, Inc.                                                         9,000      $   454,320

Computer - Local Networks 5.8%
Brocade Communications Systems, Inc. (b)                                4,000          132,480
Cisco Systems, Inc. (b)                                                16,000          289,760
                                                                                   -----------
                                                                                       422,240

Computer Software - Desktop 6.4%
Microsoft Corporation (b)                                               7,000          463,890

Computer Software -
 Education/Entertainment 3.4%
Electronic Arts, Inc. (b)                                               4,100          245,795

Computer Software - Enterprise 8.1%
Siebel Systems, Inc. (b)                                                5,000          139,900
VERITAS Software Corporation (b)                                       10,000          448,200
                                                                                   -----------
                                                                                       588,100
Diversified Operations 3.2%
Tyco International, Ltd.                                                4,000          235,600

Electronics - Military Systems 2.5%
L-3 Communications Corporation (b)                                      2,000          180,000

Electronics - Semiconductor
 Manufacturing 7.3%
Broadcom Corporation Class A (b)                                        3,000      $   122,940
Intel Corporation                                                      13,000          408,850
                                                                                   -----------
                                                                                       531,790
Finance - Investment Brokers 2.5%
The Goldman Sachs Group, Inc.                                           2,000          185,500

Financial Services - Miscellaneous 6.7%
Concord EFS, Inc. (b)                                                  15,000          491,700

Insurance - Brokers 2.3%
Willis Group Holdings, Ltd. (b)                                         7,000          164,850

Internet - Internet Service
 Provider/Content 1.2%
Yahoo! Inc. (b)                                                         5,000           88,700

Leisure - Products 2.2%
Harley-Davidson, Inc.                                                   3,000          162,930

Media - Radio/TV 2.1%
Clear Channel Communications, Inc. (b)                                  3,000          152,730

Medical - Biomedical/Genetics 3.7%
Genzyme Corporation (b)                                                 3,000          179,580
Medimmune, Inc. (b)                                                     2,000           92,700
                                                                                   -----------
                                                                                       272,280
Medical - Ethical Drugs 4.4%
Forest Laboratories, Inc. (b)                                           2,500          204,875
Eli Lilly & Company                                                     1,500          117,810
                                                                                   -----------
                                                                                       322,685
Medical - Instruments 2.8%
Medtronic, Inc.                                                         4,000          204,840

Medical - Products 4.6%
Allergan, Inc.                                                          2,000          150,100
Baxter International, Inc.                                              3,500          187,705
                                                                                   -----------
                                                                                       337,805
Medical/Dental - Services 3.3%
Laboratory Corporation of America Holdings (b)                          3,000          242,550

Retail - Consumer Electronics 3.6%
Best Buy Company, Inc. (b)                                              3,500          260,680

Retail - Department Stores 5.8%
Kohl's Corporation (b)                                                  6,000          422,640

Retail - Major Discount Chains 1.1%
Target Corporation                                                      2,000           82,100

Retail - Miscellaneous/Diversified 1.2%
AutoNation, Inc. (b)                                                    7,000           86,310

Retail/Wholesale - Building Products 2.6%
Lowe's Companies, Inc.                                                  4,000          185,640

Retail/Wholesale - Office Supplies 2.5%
Office Depot, Inc. (b)                                                 10,000          185,400

Telecommunications - Equipment 3.8%
Polycom, Inc. (b)                                                       8,000          275,200
----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $6,321,573)                                                7,246,275
----------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
-------------------------------------------------------------------------------
                      STRONG ADVISOR FOCUS FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                          Amount     (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.6%
Repurchase Agreements
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds $47,404);
   Collateralized by: United
   States Government Issues (c)                          $ 47,400    $   47,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $47,400)                              47,400
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,368,973) 99.9%               7,293,675
Other Assets and Liabilities, Net 0.1%                                    7,089
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $7,300,764
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                        Contracts     Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of year                        2    $    1,744
Options written during the year                                60        49,297
Options closed                                                (62)      (51,041)
Options expired                                                --            --
Options exercised                                              --            --
                                                        ---------    ----------
Options outstanding at end of year                             --    $       --
                                                        =========    ==========

Closed options resulted in a capital gain of $12,500 for the year ended December 31, 2001.

--------------------------------------------------------------------------------
                         STRONG ADVISOR TECHNOLOGY FUND

                                                         Shares or
                                                         Principal      Value
                                                           Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 88.6%
Commercial Services - Security/Safety 2.1%
Mine Safety Appliances Company                              1,500    $   60,225

Computer - Graphics 0.5%
NVIDIA Corporation (b)                                        200        13,380

Computer - Local Networks 2.8%
Brocade Communications Systems, Inc. (b)                    2,500        82,800

Computer - Manufacturers 4.0%
Dell Computer Corporation (b)                               4,300       116,874

Computer - Memory Devices 5.2%
Network Appliance, Inc. (b)                                 1,600        34,992
Read-Rite Corporation (b)                                  11,000        72,710
Western Digital Corporation (b)                             7,000        43,890
                                                                     ----------
                                                                        151,592
Computer Software - Desktop 4.3%
Magma Design Automation (b)                                   200         6,056
Microsoft Corporation (b)                                   1,800       119,286
                                                                     ----------
                                                                        125,342
Computer Software - Enterprise 15.8%
Business Objects SA Sponsored ADR (b)                       1,700        57,460
Lawson Software, Inc. (b)                                   1,900        29,925
Mercury Interactive Corporation (b)                         2,650        90,047
Micromuse, Inc. (b)                                         3,000        45,000
National Instruments Corporation (b)                        1,900        71,174
Nuance Communications, Inc. (b)                             4,000        36,400
Precise Software Solutions, Ltd. (b)                        3,100        64,046
SAP AG Sponsored ADR                                        1,000        31,930
Siebel Systems, Inc. (b)                                    1,250        34,975
                                                                     ----------
                                                                        460,957
Electrical - Connectors 4.4%
Methode Electronics, Inc. Class A                           9,250    $   74,000
Molex, Inc. Class A                                         2,000        54,100
                                                                     ----------
                                                                        128,100
Electrical - Control Instruments 1.7%
DDi Corp. (b)                                               5,100        50,184

Electronics - Miscellaneous Components 2.1%
Applied Films Corporation (b)                               2,000        62,500

Electronics - Semiconductor Equipment 10.5%
DuPont Photomasks, Inc. (b)                                 1,450        63,003
KLA-Tencor Corporation (b)                                  2,650       131,334
LogicVision, Inc. (b)                                       2,000        25,500
Nassda Corporation (b)                                      3,800        85,462
                                                                     ----------
                                                                        305,299
Electronics - Semiconductor Manufacturing 7.0%
Exar Corporation (b)                                        2,300        47,955
Intel Corporation                                           1,200        37,740
Linear Technology Corporation                               3,050       119,072
                                                                     ----------
                                                                        204,767
Electronics Products - Miscellaneous 3.9%
Rockwell Collins, Inc.                                      1,800        35,100
Sanmina-SCI Corporation (b)                                 4,000        79,600
                                                                     ----------
                                                                        114,700
Internet - E*Commerce 2.3%
eBay, Inc. (b)                                              1,000        66,900

Internet - Network Security/Solutions 4.7%
Netscreen Technologies, Inc. (b)                            1,300        28,769
SonicWALL, Inc. (b)                                         3,000        58,320
WebEx Communications, Inc. (b)                              2,000        49,700
                                                                     ----------
                                                                        136,789
Internet - Software 4.0%
Interwoven, Inc. (b)                                        7,200        70,128
Vignette Corporation (b)                                    8,400        45,108
                                                                     ----------
                                                                        115,236
Medical - Biomedical/Genetics 6.8%
Affymetrix, Inc. (b)                                        1,100        41,525
Digene Corporation (b)                                      1,000        29,500
Diversa Corporation (b)                                     3,700        52,355
Genencor International, Inc. (b)                            2,000        31,920
Invitrogen Corporation (b)                                    700        43,351
                                                                     ----------
                                                                        198,651
Telecommunications - Equipment 6.5%
Datum, Inc. (b)                                             4,050        56,133
Motorola, Inc.                                              1,900        28,538
Qualcomm, Inc. (b)                                          1,100        55,550
Sonus Networks, Inc. (b)                                    5,100        23,562
Tellium, Inc. (b)                                           4,000        24,920
                                                                     ----------
                                                                        188,703
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,639,300)                                 2,582,999
-------------------------------------------------------------------------------
Short-Term Investments (a) 11.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase Proceeds $200,018);
   Collateralized by: United
   States Government Issues (c)                          $200,000       200,000

-----------------------------------------------------------------------------
                   STRONG ADVISOR TECHNOLOGY FUND (continued)

                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
-----------------------------------------------------------------------------
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds $143,312);
   Collateralized by: United States
   Government Issues (c)                             $143,300      $  143,300
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $343,300)                          343,300
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities (Cost $2,982,600) 100.4%            2,926,299
Other Assets and Liabilities, Net (0.4%)                              (10,848)
-----------------------------------------------------------------------------
Net Assets 100.0%                                                  $2,915,451
=============================================================================

WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------
                                                       Contracts    Premiums
-----------------------------------------------------------------------------
Options outstanding at Beginning of year                   --      $       --
Options written during the year                             4           1,023
Options closed                                             (4)         (1,023)
Options expired                                            --              --
Options exercised                                          --              --
Options outstanding at end of year                      -----      ----------
                                                           --      $       --
                                                        =====      ==========

Closed options resulted in a capital gain of $115 for the year ended December 31, 2001.


-----------------------------------------------------------------------------
                     STRONG ADVISOR ENDEAVOR LARGE CAP FUND

                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
-----------------------------------------------------------------------------
Common Stocks 95.5%
Aerospace - Defense 0.5%
Raytheon Company                                        4,375      $  142,056

Banks - Money Center 1.0%
Citigroup, Inc.                                         2,911         146,947
J.P. Morgan Chase & Company                             3,765         136,858
                                                                   ----------
                                                                      283,805

Banks - Super Regional 1.7%
Wells Fargo Company                                    11,034         479,427

Beverages - Alcoholic 0.6%
Anheuser-Busch Companies, Inc.                          3,710         167,729

Beverages - Soft Drinks 2.5%
The Coca-Cola Company                                   7,644         360,415
PepsiCo, Inc.                                           6,999         340,781
                                                                   ----------
                                                                      701,196

Building - Construction Products/
Miscellaneous 0.5%
Masco Corporation                                       5,660         138,670

Commercial Services - Advertising 1.3%
The Interpublic Group of Companies Inc.                 7,060         208,552
Lamar Advertising Company (b)                           3,565         150,942
                                                                   ----------
                                                                      359,494

Computer - Local Networks 3.7%
Brocade Communications Systems, Inc.(b)                 8,280         274,234
Cisco Systems, Inc. (b)                                42,811         775,307
                                                                   ----------
                                                                    1,049,541
Computer - Manufacturers 0.9%
Sun Microsystems, Inc. (b)                             20,465         252,538

Computer - Memory Devices 0.8%
EMC Corporation (b)                                    16,925      $  227,472

Computer Software - Desktop 3.8%
Microsoft Corporation (b)                              16,205       1,073,905

Computer Software - Education/
Entertainment 0.7%
Electronic Arts, Inc. (b)                               3,110         186,445

Computer Software - Enterprise 3.2%
Citrix Systems, Inc. (b)                               21,080         477,673
Oracle Systems Corporation (b)                         30,780         425,072
                                                                   ----------
                                                                      902,745

Diversified Operations 6.8%
AOL Time Warner, Inc. (b)                              27,113         870,327
Agilent Technologies, Inc. (b)                          7,500         213,825
Tyco International, Ltd.                               14,319         843,389
                                                                   ----------
                                                                    1,927,541
Electrical - Control Instruments 1.0%
Danaher Corporation                                     4,850         292,504

Electrical - Equipment 4.4%
General Electric Company                               30,889       1,238,031

Electronics - Scientific Instruments 0.6%
PerkinElmer, Inc.                                       5,160         180,703

Electronics - Semiconductor
Manufacturing 7.1%
Intel Corporation                                      37,046       1,165,097
Maxim Integrated Products, Inc. (b)                     4,730         248,372
RF Micro Devices, Inc. (b)                              6,100         117,303
Texas Instruments, Inc.                                10,118         283,304
Xilinx, Inc. (b)                                        4,940         192,907
                                                                   ----------
                                                                    2,006,983
Electronics Products - Miscellaneous 2.4%
Celestica, Inc. (b)                                    16,914         683,156

Finance - Investment Brokers 1.0%
Lehman Brothers Holdings, Inc.                          4,256         284,301

Finance - Investment Management 1.5%
Berkshire Hathaway, Inc. Class B (b)                      173         436,825

Finance - Mortgage & Related Services 1.5%

Federal Home Loan Mortgage Corporation                  6,680         436,872

Financial Services - Miscellaneous 0.7%
American Express Company                                5,590         199,507

Funeral Services & Related 0.7%
Hillenbrand Industries, Inc.                            3,650         201,736

Insurance - Property/Casualty/Title 1.8%
American International Group, Inc.                      6,496         515,782

Internet - Network Security/Solutions 0.8%
VeriSign, Inc. (b)                                      5,760         219,110

Internet - Software 0.4%
BEA Systems, Inc. (b)                                   8,240         126,978

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------
               STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

                                                         Shares or
                                                         Principal     Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Leisure - Services 2.0%
Cendant Corporation (b)                                    14,546   $   285,247
The Walt Disney Company                                    13,780       285,522
                                                                    -----------
                                                                        570,769
Media - Cable TV 3.4%
EchoStar Communications Corporation
 Class A (b)                                               14,700       403,809
Liberty Media Corporation Series A (b)                     39,359       551,026
                                                                    -----------
                                                                        954,835
Medical - Biomedical/Genetics 2.5%
Amgen, Inc. (b)                                             3,439       194,097
Genzyme Corporation (b)                                     2,837       169,823
Medimmune, Inc. (b)                                         7,592       351,889
                                                                    -----------
                                                                        715,809
Medical - Drug/Diversified 2.9%
Johnson & Johnson                                          13,819       816,703

Medical - Ethical Drugs 10.4%
American Home Products Corporation                          4,700       288,392
Bristol-Myers Squibb Company                                3,046       155,346
King Pharmaceuticals, Inc. (b)                              6,290       264,998
Eli Lilly & Company                                        11,099       871,715
Merck & Company, Inc.                                       6,785       398,958
Pfizer, Inc.                                               18,626       742,246
Pharmacia Corporation                                       5,077       216,534
                                                                    -----------
                                                                      2,938,189
Medical - Hospitals 2.0%
HCA-The Healthcare Company                                  8,710       335,683
Triad Hospitals, Inc. (b)                                   7,796       228,813
                                                                    -----------
                                                                        564,496
Medical - Wholesale Drugs/Sundries 0.8%
Cardinal Health, Inc.                                       3,443       222,624

Oil & Gas - Canadian Exploration &
 Production 0.5%
Talisman Energy, Inc.                                       3,856       145,950

Oil & Gas - Drilling 0.7%
GlobalSantaFe Corporation                                   6,840       195,077

Oil & Gas - International Integrated 1.5%
Exxon Mobil Corporation                                    10,748       422,396

Oil & Gas - Machinery/Equipment 0.5%
Baker Hughes, Inc.                                          4,050       147,704

Oil & Gas - Production/Pipeline 0.8%
El Paso Corporation                                         4,860       216,805

Paper & Paper Products 1.3%
Kimberly-Clark Corporation                                  6,276       375,305

Retail - Consumer Electronics 0.8%
Best Buy Company, Inc. (b)                                  2,930       218,226

Retail - Major Discount Chains 3.7%
Target Corporation                                          5,570       228,649
Wal-Mart Stores, Inc.                                      14,186       816,404
                                                                    -----------
                                                                      1,045,053

Retail - Miscellaneous/Diversified 1.7%
Hollywood Entertainment Corporation (b)                    33,290       475,714

Retail/Wholesale - Auto Parts 1.0%
AutoZone, Inc. (b)                                          3,890       279,302

Retail/Wholesale - BuildingProducts 1.9%
The Home Depot, Inc.                                        7,697   $   392,624
Lowe's Companies, Inc.                                      3,040       141,086
                                                                    -----------
                                                                        533,710

Telecommunications - Cellular 0.8%
Sprint Corporation - PCS Group (b)                          9,398       229,406

Telecommunications - Equipment 2.0%
Lucent Technologies, Inc.                                  24,520       154,231
Qualcomm, Inc. (b)                                          8,410       424,705
                                                                    -----------
                                                                        578,936

Telecommunications - Services 1.7%
SBC Communications, Inc.                                    7,185       281,436
WorldComInc.-WorldCom Group (b)                            14,670       206,554
                                                                    -----------
                                                                        487,990

Tobacco 0.7%
Philip Morris Companies, Inc.                               4,450       204,033
--------------------------------------------------------------------------------
Total Common Stocks (Cost $27,200,056)                               27,054,084
--------------------------------------------------------------------------------
Short-Term Investments (a) 8.6%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01),
  1.60%, Due 1/02/02 (Repurchase
  proceeds $2,200,196); Collateralized by:
  United States Government Issues (c)                 $ 2,200,000     2,200,000
State Street Bank (Dated 12/31/01),
  1.50%, Due 1/02/02 (Repurchase proceeds
  $251,621; Collateralized by: United States
  Government Issues (c)                                   251,600       251,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,451,600)                        2,451,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $29,651,656) 104.1%            29,505,684
Other Assets and Liabilities, Net (4.1%)                             (1,175,018)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $28,330,666
================================================================================

                     STRONG ADVISOR INTERNATIONAL CORE FUND

                                                         Shares or
                                                         Principal     Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 91.4%
Australia 3.0%
BHP Billiton Ltd.                                             600   $      3,216
Foster' s Group, Ltd.                                       1,200          2,977
News Corporation, Ltd.                                        400          3,189
                                                                    ------------
                                                                           9,382

Belgium 3.4%
Fortis                                                        200          5,197
Interbrew                                                     200          5,483
                                                                    ------------
                                                                          10,680

Canada 1.2%
Alberta Energy Company, Ltd.                                  100          3,802


Denmark 1.3%
Novo Nordisk A/S `B Shares'                                   100          4,092

France 11.3%
Accor SA                                                      200          7,280
Axa                                                           100          2,092
Groupe Danone Sponsored ADR                                   300          7,185
Suez SA                                                       200          6,062
TotalFinElf SA Sponsored ADR                                  100          7,024
Vivendi Universal SA                                          100          5,483
                                                                    ------------
                                                                          35,126

--------------------------------------------------------------------------------
               STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

                                                        Shares or
                                                        Principal     Value
                                                          Amount     (Note 2)
--------------------------------------------------------------------------------
Germany 7.7%
Adidas-Salomon AG                                            100       $   7,444
Allianz AG Sponsored ADR                                     200           4,720
E.On AG                                                      100           5,187
Siemens AG                                                   100           6,673
                                                                       ---------
                                                                          24,024

Hong Kong 4.5%
Cheung Kong Holdings, Ltd.                                   400           4,155
China Mobile, Ltd. Sponsored ADR (b)                         200           3,496
HSBC Holdings PLC                                            200           2,340
Hutchison Whampoa, Ltd.                                      400           3,860
                                                                       ---------
                                                                          13,851

Ireland 3.5%
Elan Corporation PLC Sponsored ADR (b)                       100           4,506
Ryanair Holdings PLC ADR (b)                                 200           6,410
                                                                       ---------
                                                                          10,916

Italy 2.6%
ENI Spa                                                      400           5,011
San Paolo - IMI Spa                                          300           3,220
                                                                       ---------
                                                                           8,231

Japan 11.2%
Canon, Inc. ADR                                              100           3,506
iShares, Inc. MSCI Japan Index Fund                        1,600          12,336
Lawson, Inc.                                                 100           2,849
Mitsubishi Heavy Industries, Ltd.                          1,000           2,659
Shimachu Company, Ltd.                                       100           1,367
TOTO, Ltd.                                                 1,000           4,748
Toyota Motor Corporation                                     300           7,567
                                                                       ---------
                                                                          35,032

Mexico 2.3%
Telefonos de Mexico SA ADR Series L                          100           3,502
Wal-Mart de Mexico SA de CV                                1,300           3,561
                                                                       ---------
                                                                           7,063

Netherlands 6.2%
Koninklijke Ahold NV                                         200           5,827
Royal Dutch Petroleum Company                                100           4,902
STMicroelectronics NV                                        200           6,428
Wolters Kluwer NV                                            100           2,282
                                                                       ---------
                                                                          19,439

Singapore 2.4%
DBS Group Holdings, Ltd.                                   1,000           7,476

South Korea 0.7%
Korea Telecom Corporation Sponsored ADR                      100           2,033

Spain 2.6%
Banco Santander Central Hispano SA                           500           4,195
Telefonica SA Sponsored ADR (b)                              100           4,008
                                                                       ---------
                                                                           8,203

Sweden 2.6%
Autoliv, Inc.                                                200           4,022
Ericsson (LM) Telephone Company ADR Class B                  800           4,176
                                                                       ---------
                                                                           8,198

Switzerland 8.8%
Julius Baer Holding, Ltd.                                     15           5,068
Nestle SA                                                     40           8,544
Novartis AG Sponsored ADR                                    100           3,650
Swiss Reinsurance                                            100          10,077
                                                                       ---------
                                                                          27,339

Taiwan 1.3%
ASE Test, Ltd. (b)                                           300           4,179

United Kingdom 14.8%
Amvescap PLC                                                 300       $   4,326
BP Amoco PLC Sponsored ADR                                   100           4,651
Boots Company PLC                                            700           5,956
Compass Group PLC                                            600           4,498
Diageo PLC                                                   500           5,713
GlaxoSmithKline PLC Sponsored ADR                            100           4,982
Lloyds TSB Group PLC                                         500           5,429
Royal Bank of Scotland PLC                                   300           7,301
Vodafone Group PLC                                         1,300           3,401
                                                                       ---------
                                                                          46,257
--------------------------------------------------------------------------------
Total Common Stocks (Cost $273,120)                                      285,322
--------------------------------------------------------------------------------
Short-Term Investments (a) 7.9%
Repurchase Agreements
United States
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds $24,502);
  Collateralized by: United States
  Government Issues (c)                                 $ 24,500          24,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $24,500)                               24,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $297,620) 99.3%                    309,825
Other Assets and Liabilities, Net 0.7%                                     2,157
--------------------------------------------------------------------------------
Net Assets 100.0%                                                      $ 311,982
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.
(d) Affiliated Issuer (See Note 6 of Notes to Financial Statements.)
(e) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                                       (In Thousands)

                                                              Strong Advisor    Strong Advisor   Strong Advisor    Strong Advisor
                                                               Common Stock     Mid Cap Growth   Small Cap Value     U.S. Value
                                                                   Fund              Fund             Fund              Fund
                                                              --------------    --------------   ---------------   --------------
Assets:
  Investments in Secuirities, at Value
    (Including Repurchase Agreements of
    $235,543, $722, $73,612 and $5,745 respectively)
    Unaffiliated Issuers (Cost of $1,467,309, $130,919,
    $671,159 and $170,292, respectively)                      $    1,747,426    $     141,360    $     774,110     $    191,424
    Affiliated Issuers (Cost $15,000, $0,
    $29,866 and $0, respectively)                                     15,000               --           35,527               --
  Receivable for Securities and Forward Foreign Currency
    Contracts Sold                                                       453            3,768            1,311              531
  Receivable for Fund Share Sold                                         542               38            2,243               26
  Dividends and Interest Receivable                                      722               11               32              331
  Other Assets                                                            67               16               55               21
                                                              --------------    -------------    -------------     ------------
  Total Assets                                                     1,764,210          145,193          813,278          192,333

Liabilities:
  Payable for Securities and Forward Foreign Currency
    Contracts Purchased                                                2,826            4,754           15,510               --
  Written Options, at Value
    (Premiums Received $0, $0, $6,455 and $0, respectively)               --               --            8,039               --
  Payable for Fund Shares Redeemed                                       283              155              392              107
  Accrued Operating Expenses and Other Liabilities                       618              125              260               74
                                                              --------------    -------------    -------------     ------------
  Total Liabilities                                                    3,727            5,034           24,201              181
                                                              --------------    -------------    -------------     ------------
Net Assets                                                    $    1,760,483    $     140,159    $     789,077     $    192,152
                                                              ==============    =============    =============     ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)               $    1,593,315    $     221,618    $     689,167     $    159,128
  Accumulated Net Investment Income (Loss)                                (3)              --               --               11
  Accumulated Net Realized Gain (Loss)                              (112,946)         (91,901)          (7,118)          11,881
  Net Unrealized Appreciation                                        280,117           10,442          107,028           21,132
                                                              --------------    -------------    -------------     ------------
  Net Assets                                                  $    1,760,483    $     140,159    $     789,077     $    192,152
                                                              ==============    =============    =============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                                                  (In Thousands)

                                                          Strong Advisor   Strong Advisor   Strong Advisor     Strong Advisor
                                                          Common Stock     Mid Cap Growth   Small Cap Value       U.S. Value
                                                              Fund             Fund              Fund               Fund
                                                        ---------------   ---------------  ----------------   ----------------
Class A ($ and shares in full)
   Net Assets                                            $   27,616,528    $   7,443,328   $    168,999,542    $    2 ,621,612
   Capital Shares Outstanding
     (Unlimited Number Authorized)                            1,401,417          533,475          8,376,941            147,004
   Net Asset Value Per Share                             $        19.71    $       13.95   $          20.17    $         17.83
                                                         ==============    =============   ================    ===============
   Public Offering Price Per Share
   ($19.71 divided by .9425, $13.95 divided by .9425,
   $20.17 divided by .9425 and $17.83 divided by .9425,
   respectively)                                         $        20.91    $       14.80   $          21.40    $         18.92
                                                         ==============    =============   ================    ===============
Class B ($ and shares in full)
   Net Assets                                            $   15,634,996    $   3,163,962   $     40,446,442    $     2,495,600
   Capital Shares Outstanding
     (Unlimited Number Authorized)                              797,059          227,787          2,017,212            140,136
   Net Asset Value Per Share                             $        19.62    $       13.89   $          20.05    $         17.81
                                                         ==============    =============   ================    ===============
Class C ($ and shares in full)
   Net Assets                                            $   14,603,188    $   1,277,978   $     38,247,505    $       612,123
   Capital Shares Outstanding
     (Unlimited Number Authorized)                              744,344           92,065          1,905,248             34,343
   Net Asset Value Per Share                             $        19.62    $       13.88   $          20.07    $         17.82
                                                         ==============    =============   ================    ===============
Class Z ($ and shares in full)
   Net Assets                                            $1,702,628,351    $ 128,273,954   $    541,383,893    $   186,422,860
   Capital Shares Outstanding
     (Unlimited Number Authorized)                           86,060,085        9,183,380         26,768,311         10,430,096
   Net Asset Value Per Share                             $        19.78    $       13.97   $          20.22    $         17.87
                                                         ==============    =============   ================    ===============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                                                (In Thousands)

                                                             Strong Advisor     Strong Advisor    Strong Advisor
                                                               Endeavor 20          Focus           Technology
                                                                  Fund              Fund               Fund
                                                             ---------------    --------------    --------------
Assets:
   Investments in Securities, at Value
     (Including Repurchase Agreements of
     $2,996, $47 and $343, respectively)
     (Cost $59,758,$6,369 and
     $2,983, respectively)                                      $60,475            $ 7,294           $2,926
   Receivable for Securities and Forward Foreign
     Currency Contracts Sold                                      7,097                 --               --
   Receivable for Fund Shares Sold                                   14                 25                8
   Dividends and Interest Receivable                                 24                  2               --
   Other Assets                                                      --                 11                7
                                                                -------            -------           ------
   Total Assets                                                  67,610              7,332            2,941

Liabilities:
   Payable for Securities and Forward Foreign
     Currency Contracts Purchased                                10,195                 --                5
   Payable for Fund Shares Redeemed                                  --                 17               18
   Accrued Operating Expenses and Other Liabilities                  21                 14                3
                                                                -------            -------           ------
   Total Liabilities                                             10,216                 31               26
                                                                -------            -------           ------
Net Assets                                                      $57,394            $ 7,301           $2,915
                                                                =======            =======           ======

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                $56,885            $10,304           $3,455
   Accumulated Net Realized Gain (Loss)                            (208)            (3,928)            (484)
   Net Unrealized Appreciation (Depreciation)                       717                925              (56)
                                                                -------            -------           ------
   Net Assets                                                   $57,394            $ 7,301           $2,915
                                                                =======            =======           ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001


                                                                           (In Thousands)

                                                          Strong Advisor                     Strong Advisor
                                                           Endeavor 20     Strong Advisor      Technology
                                                              Fund           Focus Fund           Fund
                                                          --------------   --------------    --------------
Class A ($ and shares in full)
   Net Assets                                             $ 56,699,891       $ 4,686,425      $  2,153,369
   Capital Shares Outstanding
     (Unlimited Number Authorized)                           7,099,348           707,684           298,078
   Net Asset Value Per Share                              $       7.99       $      6.62      $       7.22
                                                          ============       ===========      ============

   Public Offering Price Per Share
   ($7.99 divided by .9425, $6.62 divided by .9425
   and $7.22 divided by .9425, respectively)              $       8.48       $      7.02      $       7.66
                                                          ============       ===========      ============

Class B ($ and shares in full)
   Net Assets                                             $    455,166       $ 1,893,567      $    243,356
   Capital Shares Outstanding
     (Unlimited Number Authorized)                              57,361           289,112            34,140
   Net Asset Value Per Share                              $       7.94       $      6.55      $       7.13
                                                          ============       ===========      ============

Class C ($ and shares in full)
   Net Assets                                             $    239,386       $   720,772      $    518,726
   Capital Shares Outstanding
     (Unlimited Number Authorized)                              30,172           110,042            72,922
   Net Asset Value Per Share                              $       7.93       $      6.55      $       7.11
                                                          ============       ===========      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                                                           (In Thousands)
                                                                                 Strong Advisor      Strong Advisor
                                                                                 Endeavor Large      International
                                                                                    Cap Fund           Core Fund
                                                                                 --------------      --------------
                                                                                    (Note 1)           (Note 1)
Assets:
   Investments in Securities, at Value
   (Cost $29,652 and $298, respectively)                                         $     29,506          $      310
   Receivable for Securities and Forward Foreign Currency Contracts Sold                  476                   2
   Dividends and Interest Receivable                                                       11                  --
   Other Assets                                                                            77                 140
                                                                                 ------------          ----------
   Total Assets                                                                        30,070                 452

Liabilities:
   Payable for Securities and Forward Foreign Currency Contracts Purchased              1,647                  --
   Accrued Operating Expenses and Other Liabilities                                        92                 140
                                                                                 ------------          ----------
   Total Liabilities                                                                    1,739                 140
                                                                                 ------------          ----------
Net Assets                                                                       $     28,331          $      312
                                                                                 ============          ==========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                 $     28,538          $      300
   Accumulated Net Realized Gain (Loss)                                                   (61)                 --
   Net Unrealized Appreciation (Depreciation)                                            (146)                 12
                                                                                 ------------          ----------
   Net Assets                                                                    $     28,331          $      312
                                                                                 ============          ==========


Class A ($ and shares in full)
   Net Assets                                                                    $ 28,102,324          $  104,078
   Capital Shares Outstanding (Unlimited Number Authorized)                         2,652,473              10,000
   Net Asset Value Per Share                                                     $      10.59          $    10.41
                                                                                 ============          ==========

   Public Offering Price Per Share
   ($10.59 divided by .9425 and $10.41 divided by .9425, respectively)           $      11.24          $    11.05
                                                                                 ============          ==========

Class B ($ and shares in full)
   Net Assets                                                                    $    120,042          $  103,952
   Capital Shares Outstanding (Unlimited Number Authorized)                            11,352              10,000
   Net Asset Value Per Share                                                     $      10.57          $    10.40
                                                                                 ============          ==========

Class C ($ and shares in full)
   Net Assets                                                                    $    108,300          $  103,952
   Capital Shares Outstanding (Unlimited Number Authorized)                            10,241              10,000
   Net Asset Value Per Share                                                     $      10.57          $    10.40
                                                                                 ============          ==========

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                              (In Thousands)

                                                                   Strong Advisor   Strong Advisor   Strong Advisor   Strong Advisor
                                                                    Common Stock    Mid Cap Growth  Small Cap Value     U.S. Value
                                                                        Fund            Fund             Fund             Fund
                                                                   -------------    --------------  ----------------  --------------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding
     taxes of $27, $1, $66 and $17, respectively)                      $ 9,547         $   398          $ 3,175          $ 3,491
   Dividends - Affiliated Issuers                                          621              --               --               --
   Interest                                                              9,947             306            1,754              379
                                                                       -------         -------          -------          -------
   Total Income                                                         20,115             704            4,929            3,870

Expenses:
   Investment Advisory Fees                                             12,718           1,173            4,117            1,192
   Administrative Fees - Class A                                            34              14              249                4
   Administrative Fees - Class B                                            19               6               54                4
   Administrative Fees - Class C                                            19               2               45                1
   Administrative Fees - Class L                                             2              --                4               --
   Administrative Fees - Class Z                                         4,543             400            1,182              582
   Custodian Fees                                                           62              30               60               11
   Shareholder Servicing Costs - Class A                                    23              10              168                3
   Shareholder Servicing Costs - Class B                                    13               4               36                3
   Shareholder Servicing Costs - Class C                                    13               2               30                1
   Shareholder Servicing Costs - Class L                                     1              --                2               --
   Shareholder Servicing Costs - Class Z                                 3,540             569            1,240              515
   Reports to Shareholders - Class A                                        13               8               29                6
   Reports to Shareholders - Class B                                        17              10               34               11
   Reports to Shareholders - Class C                                         8               4               11                1
   Reports to Shareholders - Class L                                         2               1                2                1
   Reports to Shareholders - Class Z                                       576             156              125              110
   Transfer Agency Banking Charges - Class A                                 1              --               --               --
   Transfer Agency Banking Charges - Class Z                                --              --                8               20
   12b-1 Fees - Class A                                                     29              12              208                4
   12b-1 Fees - Class B                                                     64              19              179               14
   12b-1 Fees - Class C                                                     64               8              149                4
   12b-1 Fees - Class L                                                      4               1                9                1
   Other                                                                   360             185              238              171
                                                                       -------         -------          -------          -------
   Total Expenses                                                       22,125           2,614            8,179            2,659
   Expense Waivers and Absorptions                                         (29)            (16)             (64)             (10)
   Directed Brokerage                                                      (19)             --              (15)              (1)
   Fees Paid Indirectly by Advisor - Class Z                               (10)             (1)              --               --
   Earnings Credits                                                         (7)             (1)              (2)              --
                                                                       -------         -------          -------          -------
   Expenses, Net                                                        22,060           2,596            8,098            2,648
                                                                       -------         -------          -------          -------
Net Investment Income (Loss)                                            (1,945)         (1,892)          (3,169)           1,222

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                       (95,320)        (63,346)          (5,076)          11,219
     Futures Contracts, Options and Forward
        Foreign Currency Contracts                                          --          (1,034)            (268)              --
     Foreign Currencies                                                     (4)             --               --               --
                                                                       -------         -------          -------          -------
     Net Realized Gain (Loss)                                          (95,324)        (64,380)          (5,344)          11,219
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                        65,304           3,117           74,882          (40,687)
     Futures Contracts, Options and Forward
        Foreign Currency Contracts                                          --             667             (944)              --
     Foreign Currencies                                                     (1)             --               --               --
                                                                       -------         -------          -------          -------
     Net Change in Unrealized Appreciation/Depreciation                 65,303           3,784           73,938          (40,687)
                                                                       -------         -------          -------          -------
Net Gain (Loss) on Investments                                         (30,021)        (60,596)          68,594          (29,468)
                                                                       -------         -------          -------          -------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                          ($31,966)       ($62,488)         $65,425         ($28,246)
                                                                       =======         =======          =======          =======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                             (In Thousands)

                                                                            Strong Advisor       Strong      Strong Advisor
                                                                              Endeavor 20        Advisor       Technology
                                                                                 Fund          Focus Fund         Fund
                                                                            --------------     ----------    --------------
Income:
   Dividends                                                                    $  28           $    27          $   3
   Interest                                                                        26                25              9
                                                                                -----           -------          -----
   Total Income                                                                    54                52             12

Expenses:
   Investment Advisory Fees                                                        45                56             14
   Administrative Fees - Class A                                                   16                16              4
   Administrative Fees - Class B                                                    1                 4              1
   Administrative Fees - Class C                                                   --                 2              1
   Administrative Fees - Class L                                                   --                 1             --
   Custodian Fees                                                                  17                14              4
   Shareholder Servicing Costs - Class A                                           11                11              3
   Shareholder Servicing Costs - Class B                                            1                 3             --
   Shareholder Servicing Costs - Class C                                           --                 1              1
   Reports to Shareholders - Class A                                                5                11             11
   Reports to Shareholders - Class B                                                1                10              1
   Reports to Shareholders - Class C                                                1                 2              1
   Reports to Shareholders - Class L                                               --                 3             --
   12b-1 Fees - Class A                                                            14                13              3
   12b-1 Fees - Class B                                                             3                14              2
   12b-1 Fees - Class C                                                             2                 6              4
   12b-1 Fees - Class L                                                             1                 2              1
   Professional Fees                                                               32                --             --
   Federal and State Registration Fees                                            161                97             94
   Other                                                                            1                14              5
                                                                                -----           -------          -----
   Total Expenses                                                                 312               280            150
   Expense Waivers and Absorptions                                               (204)             (141)          (111)
   Earnings Credits                                                                --                --             (1)
                                                                                -----           -------          -----
   Expenses, Net                                                                  108               139             38
                                                                                -----           -------          -----
Net Investment Loss                                                               (54)              (87)           (26)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                 (172)           (3,893)          (484)
     Futures Contracts, Options and Forward
        Foreign Currency Contracts                                                 --                12             --
                                                                                -----           -------          -----
     Net Realized Loss                                                           (172)           (3,881)          (484)
   Net Change in Unrealized Appreciation/Depreciation on Investments              717               880            (22)
                                                                                -----           -------          -----
Net Gain (Loss) on Investments                                                    545            (3,001)          (506)
                                                                                -----           -------          -----
Net Increase (Decrease) in Net Assets Resulting from Operations                 $ 491           ($3,088)         ($532)
                                                                                =====           =======          =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                  (In Thousands)

                                                                         Strong Advisor   Strong Advisor
                                                                         Endeavor Large   International
                                                                            Cap Fund        Core Fund
                                                                         --------------   --------------
                                                                            (Note 1)         (Note 1)
Income:
   Dividends                                                                   $    12          $    --
   Interest                                                                          9                1
                                                                               -------          -------
   Total Income                                                                     21                1

Expenses:
   Investment Advisory Fees                                                         13                1
   Administrative Fees - Class A                                                     5               --
   Custodian Fees                                                                    1               --
   Shareholder Servicing Costs - Class A                                             3               --
   12b-1 Fees - Class A                                                              4               --
   12b-1 Fees - Class B                                                             --                1
   Professional Fees                                                                 8               --
   Federal and State Registration Fees                                               4               --
   Other                                                                             1               --
                                                                               -------          -------
   Total Expenses                                                                   39                2
                                                                               -------          -------

Net Investment Loss                                                                (18)              (1)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on Investments                                         (51)               1
   Net Change in Unrealized Appreciation/Depreciation on Investments              (146)              12
                                                                               -------          -------
Net Gain (Loss) on Investments                                                    (197)              13
                                                                               -------          -------

Net Increase (Decrease) in Net Assets
   Resulting from Operations                                                     ($215)         $    12
                                                                               =======          =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                               Strong Advisor Common                 Strong Advisor
                                                                    Stock Fund                    Mid Cap Growth Fund
                                                           -----------------------------    -------------------------------
                                                             Year Ended      Year Ended       Year Ended       Year Ended
                                                           Dec. 31, 2001   Dec. 31, 2000    Dec. 31, 2001     Dec. 31, 2000
                                                           -------------   -------------    -------------     -------------
Operations:
   Net Investment Income (Loss)                             ($    1,945)    $    3,752         ($  1,892)        ($  1,407)
   Net Realized Gain (Loss)                                     (95,324)       212,459           (64,380)          (18,754)
   Net Change in Unrealized Appreciation/Depreciation            65,303       (238,089)            3,784           (16,841)
                                                             ----------     ----------          --------          --------
   Net Decrease in Net Assets Resulting
     from Operations                                            (31,966)       (21,878)          (62,488)          (37,002)
Distributions:
   From Net Investment Income - Class Z                              --         (3,606)               --                --
   From Net Realized Gains:
     Class A                                                        (46)            --                (2)               --
     Class B                                                        (28)            --                (1)               --
     Class C                                                        (25)            --                --                --
     Class L                                                         (3)            --                --                --
     Class Z                                                     (3,164)      (308,135)              (34)           (8,543)
                                                             ----------     ----------          --------          --------
   Total Distributions                                           (3,266)      (311,741)              (37)           (8,543)
Capital Share Transactions (Note 7):
   Net Increase in Net Assets from
     Capital Share Transactions                                  76,009        320,244            16,696           166,103
                                                             ----------     ----------          --------          --------
Total Increase (Decrease) in Net Assets                          40,777        (13,375)          (45,829)          120,558
Net Assets:
   Beginning of Year                                          1,719,706      1,733,081           185,988            65,430
                                                             ----------     ----------          --------          --------
   End of Year                                               $1,760,483     $1,719,706          $140,159          $185,988
                                                             ==========     ==========          ========          ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                        (In Thousands)

                                                                Strong Advisor
                                                             Small Cap Value Fund             Strong Advisor U.S. Value Fund
                                                          ----------------------------  --------------------------------------------
                                                            Year Ended    Year Ended      Year Ended   Period Ended     Year Ended
                                                          Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 2001  Dec. 31, 2000   Oct. 31, 2000
                                                          -------------  -------------  -------------  -------------   -------------
                                                                                                          (Note 1)
Operations:
   Net Investment Income (Loss)                              ($  3,169)     $      9       $  1,222       $    319       $    564
   Net Realized Gain (Loss)                                     (5,344)        1,757         11,219          6,145          4,782
   Net Change in Unrealized Appreciation/Depreciation           73,938        26,292        (40,687)       (11,834)        10,740
                                                             ---------      --------       --------       --------       --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                            65,425        28,058        (28,246)        (5,370)        16,086
Distributions:
   From Net Investment Income:
     Class A                                                        --            --             (7)            --             --
     Class Z                                                        --            --         (1,203)          (346)          (532)
   From Net Realized Gains:
     Class A                                                      (280)           --            (33)            --             --
     Class B                                                       (71)           --            (34)            --             --
     Class C                                                       (62)           --             (8)            --             --
     Class L                                                        (5)           --             (3)            --             --
     Class Z                                                      (995)           --         (2,972)        (5,453)        (4,182)
                                                             ---------      --------       --------       --------       --------
   Total Distributions                                          (1,413)           --         (4,260)        (5,799)        (4,714)
Capital Share Transactions (Note 7):
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions                           474,465       177,309        (26,767)        10,208         59,236
                                                             ---------      --------       --------       --------       --------
Total Increase (Decrease) in Net Assets                        538,477       205,367        (59,273)          (961)        70,608
Net Assets:
   Beginning of Year                                           250,600        45,233        251,425        252,386        181,778
                                                             ---------      --------       --------       --------       --------
   End of Year                                                $789,077      $250,600       $192,152       $251,425       $252,386
                                                             =========      ========       ========       ========       ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         Strong Advisor
                                                          Endeavor 20             Strong Advisor                Strong Advisor
                                                             Fund                   Focus Fund                 Technology Fund
                                                        ----------------  ----------------------------  ---------------------------
                                                           Year Ended      Year Ended      Year Ended    Year Ended     Year Ended
                                                          Dec. 31, 2001   Dec. 31, 2001  Dec. 31, 2000  Dec. 31, 2001  Dec. 31, 2000
                                                        ----------------  -------------  -------------  -------------  -------------
Operations:
   Net Investment Loss                                     ($    54)         ($    87)     ($     1)      ($    26)      ($     3)
   Net Realized Gain (Loss)                                    (172)           (3,881)          (47)          (484)             8
   Net Change in Unrealized Appreciation/Depreciation           717               880            44            (22)           (35)
                                                            -------           -------       -------        -------        -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                            491            (3,088)           (4)          (532)           (30)
Distributions:
   From Net Realized Gains:
     Class A                                                     --                --            --             (4)            --
     Class C                                                     --                --            --             (1)            --
                                                            -------           -------       -------        -------        -------
   Total Distributions                                           --                --            --             (5)            --
Capital Share Transactions (Note 7):
   Net Increase in Net Assets from

     Capital Share Transactions                              56,903             8,766         1,627          2,978            504
                                                            -------           -------       -------        -------        -------
Total Increase in Net Assets                                 57,394             5,678         1,623          2,441            474
Net Assets:
   Beginning of Year                                             --             1,623            --            474             --
                                                            -------           -------       -------        -------        -------
   End of Year                                              $57,394           $ 7,301       $ 1,623        $ 2,915        $   474
                                                            =======           =======       =======        =======        =======

                                                                                              Strong Advisor     Strong Advisor
                                                                                              Endeavor Large     International
                                                                                                Cap Fund           Core Fund
                                                                                             ----------------   ----------------
                                                                                               Period Ended       Period Ended
                                                                                               Dec. 31, 2001      Dec. 31, 2001
                                                                                             ----------------   ----------------
                                                                                                (Note 1)           (Note 1)
Operations:
   Net Investment Loss                                                                         ($     18)          $    (1)
   Net Realized Gain (Loss)                                                                          (51)                1
   Net Change in Unrealized Appreciation/Depreciation                                               (146)               12
                                                                                                --------            ------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                                                (215)               12
Distributions:
   From Net Realized Gains:
     Class A                                                                                          (3)               --
     Class B                                                                                          (3)               --
     Class C                                                                                          (3)               --
                                                                                                --------            ------
   Total Distributions                                                                                (9)               --
Capital Share Transactions (Note 7):
   Net Increase in Net Assets from
     Capital Share Transactions                                                                    28,555               300
                                                                                                 --------            ------
Total Increase in Net Assets                                                                       28,331               312
Net Assets:
   Beginning of Year                                                                                   --                --
                                                                                                 --------            ------
   End of Year                                                                                 $   28,331          $    312
                                                                                                 ========            ======

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization
     The accompanying financial statements represent the Strong Advisor Equity Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advisor Common Stock Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/)
     - Strong Advisor Mid Cap Growth Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     - Strong Advisor Small Cap Value Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     - Strong Advisor U.S. Value Fund/(2)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)
     - Strong Advisor Endeavor 20 Fund/(3)/ (a series of Strong Opportunity Fund, Inc./(1)/)
     - Strong Advisor Focus Fund/(3)/ (a series of Strong Common Stock Funds, Inc./(1)/)
     - Strong Advisor Technology Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/)
     - Strong Advisor Endeavor Large Cap Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/)
     - Strong Advisor International Core Fund/(2)/ (a series of Strong International Equity Funds, Inc./(1)/)

       /(1)/ An open-end management investment company registered under the
             Investment Company Act of 1940, as amended.
       /(2)/ Diversified Fund.
       /(3)/ Non-diversified Fund.

     After the close of business on December 29, 2000, Strong Advisor Endeavor 20 Fund commenced operations and offered four classes of shares: Class A, B, C and L.

     Effective November 30, 2000, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund and Strong Advisor U.S. Value Fund have implemented a multiple class structure whereby each Fund is authorized to offer five classes of shares: Class A, B, C, L and Z. Shares outstanding prior to November 30, 2000 were designated as Class Z shares.

     Effective November 30, 2000, Strong Advisor Focus Fund and Strong Advisor Technology Fund commenced operations and each offer four classes of shares:
     Class A, B, C and L.

     Effective September 28, 2001, Strong Advisor Endeavor Large Cap Fund and Strong Advisor International Core Fund commenced operations and offered four classes of shares: Class A, B, C and L.

     All classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     During 2000, the Board of Directors of Strong Advisor U.S. Value Fund approved changing the Fund's fiscal year-end from October 31st to December 31st.

     Effective March 8, 2001, Class A, B, C and L shares of the following Funds reflect a share split: Strong Advisor Common Stock Fund 1.233 for 1.000, Strong Advisor Mid Cap Growth Fund 1.053 for 1.000 and Strong Advisor U.S. Value Fund 1.023 for 1.000.

     Effective December 27, 2001, the Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor U.S. Value Fund, Strong Advisor Endeavor 20 Fund, Strong Advisor Focus Fund and Strong Advisor Technology Fund have merged their Class L shares into their Class A shares.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at December 31, 2001.

--------------------------------------------------------------------------------
December 31, 2001

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Advisor U.S. Value Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually. Strong Advisor U.S. Value Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the

--------------------------------------------------------------------------------

          collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                   Advisory Fees                 Administrative Fees
                                                   Jan. 1, 2001-              Jan. 1, 2001-Dec. 31, 2001
                                                 Dec. 31, 2001/(1)/  Class A  Class B   Class C  Class L/(2)/  Class Z/(3)/
                                                 ------------------  -------  -------   -------  ------------  ------------
Strong Advisor Common Stock Fund                       0.75%          0.30%    0.30%     0.30%       0.30%         0.28%
Strong Advisor Mid Cap Growth Fund                     0.75%          0.30%    0.30%     0.30%       0.30%         0.28%
Strong Advisor Small Cap Value Fund                    0.75%          0.30%    0.30%     0.30%       0.30%         0.28%
Strong Advisor U.S. Value Fund                         0.55%          0.30%    0.30%     0.30%       0.30%         0.28%
Strong Advisor Endeavor 20 Fund                        0.75%          0.30%    0.30%     0.30%       0.30%           *
Strong Advisor Focus Fund                              0.75%          0.30%    0.30%     0.30%       0.30%           *
Strong Advisor Technology Fund                         0.75%          0.30%    0.30%     0.30%       0.30%           *
Strong Advisor Endeavor Large Cap Fund                 0.75%          0.30%    0.30%     0.30%       0.30%           *
Strong Advisor International Core Fund                 0.75%          0.30%    0.30%     0.30%       0.30%           *

*     Does not offer Class Z shares.

/(1)/ Effective 7-23-01 the investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Advisor U.S. Value Fund does not have a breakpoint schedule.

/(2)/ For the period 1-01-01 to 12-27-01.

/(3)/ For the period 1-01-01 to 7-22-01 the administrative fees rate was 0.25%.

The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. For the year ended December 31, 2001, the Advisor waived expenses on behalf of the following Fund's Class A, B, C, L and Fund level Shares: Strong Advisor Common Stock Fund $0, $17,898, $10,052, $1,298 and $0, Strong Advisor Mid Cap Growth Fund $0, $11,643, $4,394, $712 and $0, Strong Advisor Small Cap Value Fund $0, $41,365, $21,360, $1,396 and $0, Strong Advisor U.S. Value Fund $0, $8,791, $840, $801 and $0, Strong Advisor Endeavor 20 Fund $7,675, $952,
$980, $425 and $194,724, Strong Advisor Focus Fund $43,323, $19,582, $6,361,
$4,093 and $68,262 and Strong Advisor Technology Fund $10,055, $302, $439, $208
and $100,534, respectively. Shareholder recordkeeping and related service fees for the Fund's Class Z shares are paid at a rate of $27.00 for each opened shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for each of the Fund's Class A, B, C and L shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor, if any, are included in Transfer Agency Banking Charges in the Funds' Statements of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Class A, B, C and L shares. Under the agreement, the Distributor is paid an

--------------------------------------------------------------------------------
December 31, 2001

   annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average daily net assets of the Class A, B, C and L shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B, C and L shares.

   For the year ended December 31, 2001 the Funds incurred 12b-1 fees of:

                                                       Class A   Class B   Class C   Class L
                                                       -------   -------   -------   -------
   Strong Advisor Common Stock Fund                   $ 28,723  $ 64,177  $ 64,251  $  4,206
   Strong Advisor Mid Cap Growth Fund                   12,040    19,027     8,174       905
   Strong Advisor Small Cap Value Fund                 208,284   179,062   149,101     8,777
   Strong Advisor U.S. Value Fund                        3,630    13,986     4,089     1,119
   Strong Advisor Endeavor 20 Fund                      13,562     2,907     1,819       687
   Strong Advisor Focus Fund                            13,124    14,256     5,947     1,694
   Strong Advisor Technology Fund                        3,251     1,696     3,607       570
   Strong Advisor Endeavor Large Cap Fund                3,860       277       274        --
   Strong Advisor International Core Fund                   64       257       257        --

   The Fund's Class A, B, C and L shares have various sales and redemption fees charged to shareholders of certain Fund's classes. The Fund's Class A shares have a maximum 5.75% front-end sales charge. The Fund's Class B shares have a maximum 5.00% contingent deferred sales charge. The Fund's Class C shares have a maximum 1.00% contingent deferred sales charge. The Fund's Class L shares have a maximum 1.00% front-end sales charge and a maximum 1.00% contingent deferred sales charge.

   For the year ended December 31, 2001, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $32,926, Strong Advisor Mid Cap Growth Fund $8,397, Strong Advisor Small Cap Value Fund $64,519, Strong Advisor U.S. Value Fund $6,791, Strong Advisor Endeavor 20 Fund $4,390, Strong Advisor Focus Fund $7,102, Strong Advisor Technology Fund $4,111, Strong Advisor Endeavor Large Cap Fund $0 and Strong Advisor International Core Fund $0.

   For the year ended December 31, 2001, the Distributor also received aggregate contingent deferred sales charges from the redemption of Class B and C shares for Strong Advisor Common Stock Fund $6,978, Strong Advisor Mid Cap Growth Fund $3,552, Strong Advisor Small Cap Value Fund $46,531, Strong Advisor U.S. Value Fund $647, Strong Advisor Endeavor 20 Fund $1,170, Strong Advisor Focus Fund $972, Strong Advisor Technology Fund $0, Strong Advisor Endeavor Large Cap Fund $0 and Strong Advisor International Core Fund $0. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

   The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2001, is as follows:

                                                  Payable/
                                                (Receivable)    Shareholder Servicing    Transfer Agency    Unaffiliated
                                                to Advisor at     and Other Expenses        Banking          Directors'
                                                Dec. 31, 2001       Paid to Advisor     Charges/(Credits)       Fees
                                                -------------   ---------------------   -----------------   ------------
   Strong Advisor Common Stock Fund               $ 441,938        $ 3,594,178              ($8,564)        $  34,206
   Strong Advisor Mid Cap Growth Fund                74,886            588,027                 (714)            3,733
   Strong Advisor Small Cap Value Fund              184,593          1,479,028                8,610             5,642
   Strong Advisor U.S. Value Fund                    18,231            523,155               19,752             5,049
   Strong Advisor Endeavor 20 Fund                    3,831             11,845                  178               625
   Strong Advisor Focus Fund                           (497)            14,772                   33               649
   Strong Advisor Technology Fund                       495              3,727                    3               632
   Strong Advisor Endeavor Large Cap Fund             3,141              3,307                   63               125
   Strong Advisor International Core Fund               160                160                    3               125

At December 31, 2001, the Advisor owns the following percentages of the outstanding shares of each class

                                                 Class A   Class B   Class C
                                                 -------   -------   -------
   Strong Advisor Technology Fund                    --*      29%       14%
   Strong Advisor Endeavor Large Cap Fund            --*      90%      100%
   Strong Advisor International Core Fund           100%     100%      100%

   * Amount calculated is less than 10%

--------------------------------------------------------------------------------

4. Line of Credit
   The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except for Strong Advisor U.S. Value Fund, had minimal borrowings under the LOC during the year. During the year ended December 31, 2001, the Strong Advisor U.S. Value Fund had an outstanding average daily balance of $369,863 under the LOC. The maximum amount outstanding during that period was $29,400,000. Interest expense amounted to $9,286 for the year ended December 31, 2001. At December 31, 2001, there were no borrowings by the Funds under the LOC.

5. Investment Transactions
   The aggregate purchases and sales of long-term securities during the year ended December 31, 2001, were as follows:

                                                       Purchases        Sales
                                                   --------------  ---------------
   Strong Advisor Common Stock Fund                $1,388,547,076  $ 1,324,477,225
   Strong Advisor Mid Cap Growth Fund               1,013,971,681      992,345,832
   Strong Advisor Small Cap Value Fund                651,381,130      209,742,240
   Strong Advisor U.S. Value Fund                     239,813,498      251,624,653
   Strong Advisor Endeavor 20 Fund                     85,036,486       28,102,468
   Strong Advisor Focus Fund                           48,695,974       40,018,639
   Strong Advisor Technology Fund                       5,236,039        2,558,288
   Strong Advisor Endeavor Large Cap Fund              30,988,202        3,736,475
   Strong Advisor International Core Fund                 280,275            8,042

   There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2001.

6. Investments in Affiliates
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2001 is as follows:

                                       Balance of                                 Balance of               Dividend
                                         Shares         Gross      Gross Sales      Shares       Value      Income        Realized
                                          Held        Purchases        and           Held      Dec. 31,  Jan. 1, 2001-   Gain/Loss
                                      Jan. 1, 2001  and Additions   Reductions  Dec. 31, 2001    2001    Dec. 31, 2001    on Sales
                                      ------------  -------------  -----------  -------------  --------  -------------    ---------
Strong Advisor Common Stock Fund
--------------------------------
Strong Heritage Money Fund -            15,000,000            --           --    15,000,000  $15,000,000  $    621,058           --
   Institutional Class

Strong Advisor Small Cap Value Fund
-----------------------------------
Barbeques Galore Ltd. Sponsored ADR        302,000            --     (302,000)           --           --            --  ($ 782,711)
Greka Energy Corporation                   112,875       186,525           --       299,400    2,589,810            --          --
Healthcare Services Group, Inc.            179,700       372,600       (2,450)      549,850    5,663,455            --       3,627
IFR Systems, Inc.                          258,200       316,500     (574,700)           --           --            --  (1,024,004)
Matrix Service Company                     418,800       124,800     (118,400)      425,200    2,848,840            --      11,913
Net2phone, Inc.                                 --     1,501,800     (318,100)    1,183,700    7,989,975            --  (2,236,636)
Sharper Image Corporation                  226,100       599,500      (28,900)      796,700    9,361,225            --    (124,550)
World Acceptance Corporation               776,100       203,200      (10,300)      969,000    7,073,700            --     (15,143)

--------------------------------------------------------------------------------
December 31, 2001

7. Capital Share Transactions

                                                             Strong Advisor                     Strong Advisor
                                                            Common Stock Fund                Mid Cap Growth Fund
                                                      ------------------------------    ------------------------------
                                                       Year Ended       Year Ended       Year Ended       Year Ended
                                                      Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000
                                                      -------------    -------------    -------------    -------------
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

CLASS A
   Proceeds from Shares Sold                          $  28,693,888    $     237,962    $  11,306,386    $     666,555
   Proceeds from Reinvestment of Distributions               42,717              389            1,849               --
   Payment for Shares Redeemed                           (3,580,634)            (281)      (3,164,537)              --
   Transfer in from Class L (Note 1)                      1,541,994               --          148,291               --
                                                      -------------    -------------    -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                          26,697,965          238,070        8,291,989          666,555

CLASS B
   Proceeds from Shares Sold                             15,542,302          150,221        3,698,808          209,513
   Proceeds from Reinvestment of Distributions               21,081              135              666               --
   Payment for Shares Redeemed                             (521,529)              --         (176,389)              --
                                                      -------------    -------------    -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                          15,041,854          150,356        3,523,085          209,513

CLASS C
   Proceeds from Shares Sold                             14,891,349          112,777        1,398,043          221,195
   Proceeds from Reinvestment of Distributions               13,432              119              219               --
   Payment for Shares Redeemed                             (585,957)              --          (99,535)              --
                                                      -------------    -------------    -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                          14,318,824          112,896        1,298,727          221,195

CLASS L
   Proceeds from Shares Sold                              1,396,334          149,183           48,306           99,981
   Proceeds from Reinvestment of Distributions                2,360              122                4               --
   Payment for Shares Redeemed                               (6,005)              --               --               --
   Transfer out to Class A (Note 1)                      (1,541,994)              --         (148,291)              --
                                                      -------------    -------------    -------------    -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                            (149,305)         149,305          (99,981)          99,981

CLASS Z
   Proceeds from Shares Sold                            248,564,150      281,366,341       87,966,518      260,722,410
   Proceeds from Reinvestment of Distributions            3,036,612      299,659,819           33,710        8,353,799
   Payment for Shares Redeemed                         (231,500,717)    (261,432,726)     (84,317,916)    (104,170,134)
                                                      -------------    -------------    -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                          20,100,045      319,593,434        3,682,312      164,906,075
                                                      -------------    -------------    -------------    -------------
Net Increase in Net Assets from
   Capital Share Transactions                         $  76,009,383    $ 320,244,061    $  16,696,132    $ 166,103,319
                                                      =============    =============    =============    =============

----------------------------------------------------------------------------------------------------------------------

                                                             Strong Advisor                     Strong Advisor
                                                            Common Stock Fund                Mid Cap Growth Fund
                                                      ------------------------------    ------------------------------
                                                       Year Ended       Year Ended       Year Ended       Year Ended
                                                      Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000
                                                      -------------    -------------    -------------    -------------
Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
   Sold                                                   1,475,119           10,075          708,456           32,112
   Shares Issued in Conjunction with Share Split             24,505               --            7,808               --
   Issued in Reinvestment of Distributions                    2,184               16              132               --
   Redeemed                                                (191,686)             (11)        (223,361)              --
   Transfer in from Class L (Note 1)                         81,215               --            8,328               --
                                                      -------------    -------------    -------------    -------------
   Net Increase in Shares                                 1,391,337           10,080          501,363           32,112

CLASS B
   Sold                                                     807,441            6,377          226,468           10,498
   Shares Issued in Conjunction with Share Split             11,452               --            2,271               --
   Issued in Reinvestment of Distributions                    1,082                6               48               --
   Redeemed                                                 (29,299)              --          (11,498)              --
                                                      -------------    -------------    -------------    -------------
   Net Increase in Shares                                   790,676            6,383          217,289           10,498

CLASS C
   Sold                                                     760,668            4,825           87,288           10,759
   Shares Issued in Conjunction with Share Split             12,038               --            1,102               --
   Issued in Reinvestment of Distributions                      689                5               16               --
   Redeemed                                                 (33,882)              --           (7,100)              --
                                                      -------------    -------------    -------------    -------------
   Net Increase in Shares                                   739,513            4,830           81,306           10,759

CLASS L
   Sold                                                      73,822            6,358            2,674            5,365
   Shares Issued in Conjunction with Share Split              1,627               --              325               --
   Issued in Reinvestment of Distributions                      121                5               --               --
   Redeemed                                                    (345)              --               --               --
   Transfer out to Class A (Note 1)                         (81,588)              --           (8,364)              --
                                                      -------------    -------------    -------------    -------------
   Net Increase (Decrease) in Shares                         (6,363)           6,363           (5,365)           5,365

CLASS Z
   Sold                                                  12,667,603       11,428,270        5,366,461       10,111,879
   Issued in Reinvestment of Distributions                  154,614       15,641,829            2,396          448,646
   Redeemed                                             (12,050,952)     (10,529,705)      (5,328,670)      (4,231,373)
                                                      -------------    -------------    -------------    -------------
   Net Increase in Shares                                   771,265       16,540,394           40,187        6,329,152
                                                      -------------    -------------    -------------    -------------
Net Increase in Shares of the Fund                        3,686,428       16,568,050          834,780        6,387,886
                                                      =============    =============    =============    =============

--------------------------------------------------------------------------------
December 31, 2001

                                                           Strong Advisor
                                                        Small Cap Value Fund                 Strong Advisor U.S. Value Fund
                                                    -----------------------------    ---------------------------------------------
                                                     Year Ended      Year Ended       Year Ended     Period Ended     Year Ended
                                                    Dec. 31, 2001   Dec. 31, 2000    Dec. 31, 2001   Dec. 31, 2000   Oct. 31, 2000
                                                    -------------   -------------    -------------   -------------   -------------
                                                                                                        (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

CLASS A
   Proceeds from Shares Sold                        $ 184,644,091   $   1,097,512    $   2,606,390   $     161,290   $          --
   Proceeds from Reinvestment of Distributions            265,437              --           38,619             196              --
   Payment for Shares Redeemed                        (24,985,392)             --         (212,547)             --              --
   Transfer in from Class L (Note 1)                    2,435,736              --          216,447              --              --
                                                    -------------   -------------    -------------   -------------   -------------
   Net Increase in Net Assets from
     Capital Share Transactions                       162,359,872       1,097,512        2,648,909         161,486              --

CLASS B
   Proceeds from Shares Sold                           40,218,630         165,141        2,607,395         126,713              --
   Proceeds from Reinvestment of Distributions             58,389              --           26,632              71              --
   Payment for Shares Redeemed                         (1,189,491)             --          (91,836)             --              --
                                                    -------------   -------------    -------------   -------------   -------------
   Net Increase in Net Assets from
     Capital Share Transactions                        39,087,528         165,141        2,542,191         126,784              --

CLASS C
   Proceeds from Shares Sold                           40,111,862         124,485          649,054          99,980              --
   Proceeds from Reinvestment of Distributions             39,027              --            3,482              50              --
   Payment for Shares Redeemed                         (3,101,281)             --          (91,121)             --              --
                                                    -------------   -------------    -------------   -------------   -------------
   Net Increase in Net Assets from
     Capital Share Transactions                        37,049,608         124,485          561,415         100,030              --

CLASS L
   Proceeds from Shares Sold                            2,466,292         105,122          115,270          99,980              --
   Proceeds from Reinvestment of Distributions              3,874              --            1,334              62              --
   Payment for Shares Redeemed                           (140,243)             --             (198)             --              --
   Transfer out to Class A (Note 1)                    (2,435,736)             --         (216,447)             --              --
                                                    -------------   -------------    -------------   -------------   -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                          (105,813)        105,122         (100,041)        100,042              --

CLASS Z
   Proceeds from Shares Sold                          391,583,720     268,798,507      125,495,096      11,752,578     132,840,832
   Proceeds from Reinvestment of Distributions            976,147              --        3,556,638       5,644,370       4,518,629
   Payment for Shares Redeemed                       (156,485,986)    (92,981,606)    (161,470,911)     (7,677,221)    (78,123,781)
                                                    -------------   -------------    -------------   -------------   -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                       236,073,881     175,816,901      (32,419,177)      9,719,727      59,235,680
                                                    -------------   -------------    -------------   -------------   -------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       $ 474,465,076   $ 177,309,161     ($26,766,703)  $  10,208,069   $  59,235,680
                                                    =============   =============    =============   =============   =============

                                                               Strong Advisor
                                                            Small Cap Value Fund             Strong Advisor U.S. Value Fund
                                                       -----------------------------   ---------------------------------------------
                                                         Year Ended      Year Ended      Year Ended     Period Ended    Year Ended
                                                       Dec. 31, 2001   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2000   Oct. 31, 2000
                                                       -------------   -------------   -------------   -------------   -------------
                                                                                                          (Note 1)
Transactions in Shares of Each Class of the
   Funds Were as Follows:

CLASS A
   Sold                                                    9,480,864          68,618       137,062         7,870               --
   Shares Issued in Conjunction with Share Split                  --              --           687            --               --
   Issued in Reinvestment of Distributions                    13,854              --         2,157             9               --
   Redeemed                                               (1,310,689)             --       (12,064)           --               --
   Transfer in from Class L (Note 1)                         124,294              --        11,283            --               --
                                                          ----------      ----------   -----------      --------       ----------
   Net Increase in Shares                                  8,308,323          68,618       139,125         7,879               --

CLASS B
   Sold                                                    2,068,012          10,631       137,245         6,181               --
   Shares Issued in Conjunction with Share Split                  --              --           572            --               --
   Issued in Reinvestment of Distributions                     3,067              --         1,494             3               --
   Redeemed                                                  (64,498)             --        (5,359)           --               --
                                                          ----------      ----------   -----------      --------       ----------
   Net Increase in Shares                                  2,006,581          10,631       133,952         6,184               --

CLASS C
   Sold                                                    2,059,858           8,009        34,245         4,890               --
   Shares Issued in Conjunction with Share Split                  --              --           143            --               --
   Issued in Reinvestment of Distributions                     2,047              --           195             2               --
   Redeemed                                                 (164,666)             --        (5,133)           --               --
                                                          ----------      ----------   -----------      --------       ----------
   Net Increase in Shares                                  1,897,239           8,009        29,450         4,892               --

CLASS L
   Sold                                                      125,137           6,819         6,235         4,890               --
   Shares Issued in Conjunction with Share Split                  --              --           129            --               --
   Issued in Reinvestment of Distributions                       203              --            75             3               --
   Redeemed                                                   (7,244)             --           (11)           --               --
   Transfer out to Class A (Note 1)                         (124,915)             --       (11,321)           --               --
                                                          ----------      ----------   -----------      --------       ----------
   Net Increase (Decrease) in Shares                          (6,819)          6,819        (4,893)        4,893               --

CLASS Z
   Sold                                                   20,479,781      17,035,776     6,725,123       567,448        6,321,399
   Issued in Reinvestment of Distributions                    50,815              --       198,580       282,897          211,230
   Redeemed                                               (8,259,720)     (5,867,669)   (8,642,785)     (369,994)      (3,696,014)
                                                          ----------      ----------   -----------      --------       ----------
   Net Increase (Decrease) in Shares                      12,270,876      11,168,107    (1,719,082)      480,351        2,836,615
                                                          ----------      ----------   -----------      --------       ----------
Net Increase (Decrease) in Shares of the Fund             24,476,200      11,262,184    (1,421,448)      504,199        2,836,615
                                                          ==========      ==========   ===========      ========       ==========

--------------------------------------------------------------------------------
December 31, 2001

                                                        Strong Advisor
                                                          Endeavor 20          Strong Advisor                  Strong Advisor
                                                             Fund                Focus Fund                   Technology Fund
                                                        -------------   ----------------------------   -----------------------------
                                                          Year Ended      Year Ended   Period Ended      Year Ended    Period Ended
                                                        Dec. 31, 2001   Dec. 31, 2001  Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2000
                                                        -------------   -------------  -------------   -------------   -------------
                                                                                          (Note 1)                        (Note 1)
Capital Share Transactions of Each Class of
     Shares of the Funds Were as Follows:

CLASS A
     Proceeds from Shares Sold                          $  57,053,468   $   7,420,700  $   1,191,963   $   2,685,559   $     203,662
     Proceeds from Reinvestment of Distributions                   --              --             --           3,292              --
     Payment for Shares Redeemed                           (1,044,502)     (1,860,036)       (29,701)       (402,205)             --
     Transfer in from Class L (Note 1)                        116,725         360,601             --         100,128              --
                                                        -------------   -------------  -------------   -------------   -------------
     Net Increase in Net Assets from
        Capital Share Transactions                         56,125,691       5,921,265      1,162,262       2,386,774         203,662

CLASS B
     Proceeds from Shares Sold                                517,256       2,209,351        251,755         220,766         100,000
     Proceeds from Reinvestment of Distributions                   --              --             --             357              --
     Payment for Shares Redeemed                                   --         (75,698)            --         (33,353)             --
                                                        -------------   -------------  -------------   -------------   -------------
     Net Increase in Net Assets from
        Capital Share Transactions                            517,256       2,133,653        251,755         187,770         100,000

CLASS C
     Proceeds from Shares Sold                                380,415         914,016        109,300         510,246         100,000
     Proceeds from Reinvestment of Distributions                   --              --             --             784              --
     Payment for Shares Redeemed                             (120,106)        (97,545)            --          (8,014)             --
                                                        -------------   -------------  -------------   -------------   -------------
     Net Increase in Net Assets from
        Capital Share Transactions                            260,309         816,471        109,300         503,016         100,000

CLASS L
     Proceeds from Shares Sold                                116,725         255,312        104,000              --         100,000
     Proceeds from Reinvestment of Distributions                   --              --             --             128              --
     Payment for Shares Redeemed                                   --              --             --              --              --
     Transfer out to Class A (Note 1)                        (116,725)       (360,601)            --        (100,128)             --
                                                        -------------   -------------  -------------   -------------   -------------
     Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                                 --        (105,289)       104,000        (100,000)        100,000
                                                        -------------   -------------  -------------   -------------   -------------
Net Increase in Net Assets from
   Capital Share Transactions                           $  56,903,256   $   8,766,100  $   1,627,317   $   2,977,560   $     503,662
                                                        =============   =============  =============   =============   =============

--------------------------------------------------------------------------------

                                                         Strong Advisor
                                                           Endeavor 20          Strong Advisor                Strong Advisor
                                                              Fund                Focus Fund                  Technology Fund
                                                         -------------   ----------------------------   ----------------------------
                                                           Year Ended      Year Ended   Period Ended    Year Ended     Period Ended
                                                         Dec. 31, 2001   Dec. 31, 2001  Dec. 31, 2000   Dec. 31, 2001  Dec. 31, 2000
                                                         -------------   -------------  -------------   -------------  -------------
                                                                                           (Note 1)                       (Note 1)
Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
   Sold                                                    7,218,861        828,153        115,003        322,335          21,183
   Issued in Reinvestment of Distributions                        --             --             --            437              --
   Redeemed                                                 (131,402)      (273,692)        (2,888)       (55,825)             --
   Transfer in from Class L (Note 1)                          11,889         41,108             --          9,948              --
                                                           ---------       --------        -------        -------          ------
   Net Increase in Shares                                  7,099,348        595,569        112,115        276,895          21,183

CLASS B
   Sold                                                       57,361        275,261         24,834         29,217          10,000
   Issued in Reinvestment of Distributions                        --             --             --             48              --
   Redeemed                                                       --        (10,983)            --         (5,125)             --
                                                           ---------       --------        -------        -------          ------
   Net Increase in Shares                                     57,361        264,278         24,834         24,140          10,000

CLASS C
   Sold                                                       46,250        114,421         10,900         63,981          10,000
   Issued in Reinvestment of Distributions                        --             --             --            106              --
   Redeemed                                                  (16,078)       (15,279)            --         (1,165)
                                                           ---------       --------        -------        -------          ------
   Net Increase in Shares                                     30,172         99,142         10,900         62,922          10,000

CLASS L
   Sold                                                       11,948         30,963         10,393             --          10,000
   Issued in Reinvestment of Distributions                        --             --             --             17              --
   Redeemed                                                       --             --             --             --              --
   Transfer out to Class A (Note 1)                          (11,948)       (41,356)            --        (10,017)             --
                                                           ---------       --------        -------        -------          ------
   Net Increase (Decrease) in Shares                              --        (10,393)        10,393        (10,000)         10,000
                                                           ---------       --------        -------        -------          ------
Net Increase in Shares of the Fund                         7,186,881        948,596        158,242        353,957          51,183
                                                           =========       ========        =======        =======          ======

--------------------------------------------------------------------------------
December 31, 2001

                                                             Strong Advisor   Strong Advisor
                                                             Endeavor Large   International
                                                                Cap Fund         Core Fund
                                                              -------------   -------------
                                                              Period Ended    Period Ended
                                                              Dec. 31, 2001   Dec. 31, 2001
                                                              -------------   -------------
                                                                (Note 1)         (Note 1)
Capital Share Transactions of Each Class of
     Shares of the Funds Were as Follows:

CLASS A
     Proceeds from Shares Sold                                $  28,685,279   $     100,000
     Proceeds from Reinvestment of Distributions                      3,007              --
     Payment for Shares Redeemed                                   (350,249)             --
                                                              -------------   -------------
     Net Increase in Net Assets from
        Capital Share Transactions                               28,338,037         100,000

CLASS B
     Proceeds from Shares Sold                                      111,672         100,000
     Proceeds from Reinvestment of Distributions                      2,630              --
     Payment for Shares Redeemed                                         --              --
                                                              -------------   -------------
     Net Increase in Net Assets from
        Capital Share Transactions                                  114,302         100,000

CLASS C
     Proceeds from Shares Sold                                      100,000         100,000
     Proceeds from Reinvestment of Distributions                      2,630              --
     Payment for Shares Redeemed                                         --              --
                                                              -------------   -------------
     Net Increase in Net Assets from
        Capital Share Transactions                                  102,630         100,000
                                                              -------------   -------------
Net Increase in Net Assets from
   Capital Share Transactions                                 $  28,554,969   $     300,000
                                                              =============   =============

--------------------------------------------------------------------------------

                                                 Strong Advisor   Strong Advisor
                                                 Endeavor Large    International
                                                    Cap Fund         Core Fund
                                                 --------------   --------------
                                                 Period Ended      Period Ended
                                                 Dec. 31, 2001    Dec. 31, 2001
                                                 --------------   --------------
                                                   (Note 1)         (Note 1)
Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
   Sold                                            2,685,136          10,000
   Issued in Reinvestment of Distributions               275              --
   Redeemed                                          (32,938)             --
                                                   ---------          ------
   Net Increase in Shares                          2,652,473          10,000

CLASS B
   Sold                                               11,111          10,000
   Issued in Reinvestment of Distributions               241              --
   Redeemed                                               --              --
                                                   ---------          ------
   Net Increase in Shares                             11,352          10,000

CLASS C
   Sold                                               10,000          10,000
   Issued in Reinvestment of Distributions               241              --
   Redeemed                                               --              --
                                                   ---------          ------
   Net Increase in Shares                             10,241          10,000
                                                   ---------          ------
Net Increase in Shares of the Fund                 2,674,066          30,000
                                                   =========          ======


8. Income Tax Information
   The following information for the Funds is presented on an income tax basis as of December 31, 2001:

                                                                                     Net Unrealized
                                                             Gross         Gross      Appreciation/                   Distributable
                                              Cost of      Unrealized    Unrealized  (Depreciation)   Distributable     Long-Term
                                            Investments   Appreciation  Depreciation  on Investments  Ordinary Income  Capital Gains
                                           -------------  ------------  ------------  --------------  ---------------  -------------
Strong Advisor Common Stock Fund          $1,517,207,904 $361,177,398  $115,959,616   $245,217,782       $    --       $       --
Strong Advisor Mid Cap Growth Fund           134,927,033    9,825,763     3,392,353      6,433,410            --               --
Strong Advisor Small Cap Value Fund          705,233,119  137,654,219    33,249,873    104,404,346            --               --
Strong Advisor U.S. Value Fund               173,015,090   23,471,147     5,062,525     18,408,622       297,189       14,318,230
Strong Advisor Endeavor 20 Fund               60,120,363    1,211,339       856,923        354,416       106,837               --
Strong Advisor Focus Fund                      6,507,827      862,699        76,851        785,848            --               --
Strong Advisor Technology Fund                 2,997,820      283,862       355,383        (71,521)           --               --
Strong Advisor Endeavor Large Cap Fund        29,691,708      622,146       808,170       (186,024)           --               --
Strong Advisor International Core Fund           297,620       20,253         8,048         12,205            --               --

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

--------------------------------------------------------------------------------
December 31, 2001

   The tax components of dividends paid during the year ended December 31, 2001, capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                                  Long-Term
                                                Ordinary           Capital       Net Capital
                                                 Income             Gains            Loss       Post-October
                                              Distributions     Distributions    Carryovers        Losses
                                              -------------     -------------   ------------    ------------
   Strong Advisor Common Stock Fund            $       --         $3,265,479    $62,018,349     $15,972,383
   Strong Advisor Mid Cap Growth Fund              37,299                 --     88,035,602              --
   Strong Advisor Small Cap Value Fund                 --          1,412,774      2,910,039              --
   Strong Advisor U.S. Value Fund               1,210,122          3,050,131             --              --
   Strong Advisor Endeavor 20 Fund                     --                 --             --              --
   Strong Advisor Focus Fund                           --                 --      3,789,361              --
   Strong Advisor Technology Fund                   5,133                 --        444,598          23,700
   Strong Advisor Endeavor Large Cap Fund           8,267                 --             --          11,099
   Strong Advisor International Core Fund              --                 --             --              --

   For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2001, which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
   Strong Advisor Common Stock Fund 100.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 0.0%, Strong Advisor U.S. Value Fund 100.0%, Strong Advisor Endeavor 20 Fund 0.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor Endeavor Large Cap Fund 0.0% and Strong Advisor International Core Fund 0.0%.

9. Results of Special Meeting of Shareholders of the Funds (Unaudited)
   At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

   To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Common Stock Fund, Inc., Strong Equity Funds, Inc., Strong Conservative Equity Funds, Inc., Strong Opportunity Fund, Inc. and Strong International Equity Funds, Inc. on behalf of:

                                                   For            Against         Abstain     Broker non-votes
                                                   ---            -------         -------     ----------------
   Strong Advisor Common Stock Fund           34,741,644.031   4,410,529.446   903,533.550    5,271,302.000
   Strong Advisor Mid Cap Growth Fund          4,032,945.011     458,395.070   106,148.715      824,690.000
   Strong Advisor Small Cap Value Fund         9,663,384.885     901,840.488   252,590.756    2,286,041.310
   Strong Advisor U.S. Value Fund              4,342,837.760     440,002.790   109,861.198    1,133,842.000
   Strong Advisor Endeavor 20 Fund                67,899.000           0.000       282.000       15,210.000
   Strong Advisor Focus Fund                     418,128.091       5,292.000     6,023.000      115,638.000
   Strong Advisor Technology Fund                 59,014.035           0.000         0.000       18,629.000


   To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

                                                   For            Against         Abstain
                                                   ---            -------         -------
   Strong Advisor Common Stock Fund           44,254,935.744     496,781.580    575,291.703
   Strong Advisor Mid Cap Growth Fund          5,303,029.739      56,046.649     63,102.408
   Strong Advisor Small Cap Value Fund        12,804,542.293     129,477.301    169,837.845
   Strong Advisor U.S. Value Fund              5,863,404.878      99,842.616     63,296.254
   Strong Advisor Endeavor 20 Fund                83,109.000           0.000        282.000
   Strong Advisor Focus Fund                     539,058.091           0.000      6,023.000
   Strong Advisor Technology Fund                 77,643.035           0.000          0.000

To elect members to the Board of Directors of Strong Common Stock Fund, Inc. (Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund and Strong Advisor Technology Fund):

                    Director          Affirmative       Withhold
                    --------          -----------       --------
                Richard S. Strong   44,071,820.281   1,877,912.872
                 Willie D. Davis    44,906,119.914   1,043,613.239
                 William F. Vogt    44,986,603.125     963,130.028
                Marvin E. Nevins    44,805,723.675   1,144,009.478
                Stanley Kritzik     44,938,094.847   1,011,638.306
                  Neal Malicky      44,969,816.965     979,916.188

--------------------------------------------------------------------------------

To elect members to the Board of Directors of Strong Equity Funds, Inc. (Strong Advisor Mid Cap Growth Fund and Strong Advisor Small Cap Value Fund):

                      Director         Affirmative        Withhold
                      --------         -----------        --------
                 Richard S. Strong   158,632,363.369   4,338,287.136
                  Willie D. Davis    159,350,797.294   3,619,853.211
                  William F. Vogt    159,553,410.765   3,417,239.740
                 Marvin E. Nevins    159,213,881.331   3,756,769.174
                  Stanley Kritzik    159,356,112.695   3,614,537.810
                    Neal Malicky     159,442,447.758   3,528,202.747



To elect members to the Board of Directors of Strong Conservative Equity Funds, Inc. (Strong Advisor U.S. Value Fund):


                      Director         Affirmative        Withhold
                      --------         -----------        --------
                 Richard S. Strong   61,981,524.142    1,270,262.720
                  Willie D. Davis    61,942,935.555    1,308,851.307
                  William F. Vogt    62,051,405.723    1,200,381.139
                 Marvin E. Nevins    61,850,754.950    1,401,031.912
                  Stanley Kritzik    61,965,512.745    1,286,274.117
                    Neal Malicky     62,007,952.150    1,243,834.712



To elect members to the Board of Directors of Strong Opportunity Fund, Inc. (Strong Advisor Endeavor 20 Fund):

                     Director          Affirmative        Withhold
                     --------          -----------        --------
                 Richard S. Strong   45,995,369.998    1,659,601.426
                  Willie D. Davis    46,864,708.496      790,262.928
                  William F. Vogt    46,919,945.544      735,025.880
                  Marvin E. Nevins   46,791,782.641      863,188.783
                  Stanley Kritzik    46,856,691.601      798,279.823
                    Neal Malicky     46,883,611.670      771,359.754

To elect members to the Board of Directors of Strong International Equity Funds, Inc. (Strong Advisor International Core Fund):

                      Director         Affirmative        Withhold
                      --------         -----------        --------
                 Richard S. Strong   7,030,799.760      190,168.153
                  Willie D. Davis    7,045,134.276      175,833.637
                  William F. Vogt    7,055,580.420      165,387.493
                  Marvin E. Nevins   7,033,734.808      187,233.105
                  Stanley Kritzik    7,050,359.038      170,608.875
                    Neal Malicky     7,051,380.837      169,587.076

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG ADVISOR COMMON STOCK FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                                  ----------------------------
                                                                                   Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                                         2001      2000/(b)(f)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $  20.15       $ 18.90
Income From Investment Operations:
   Net Investment Loss                                                               (0.04)        (0.00)/(c)/
   Net Realized and Unrealized Gains (Losses) on Investments                         (0.36)         1.28
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                  (0.40)         1.28
Less Distributions:
   From Net Investment Income                                                           --         (0.03)
   From Net Realized Gains                                                           (0.04)           --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                                               (0.04)        (0.03)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $  19.71       $ 20.15
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                                                       -2.0%         +6.8%
   Net Assets, End of Period (In Millions)                                        $     28       $     0/(d)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage, Fees Paid Indirectly by
     Advisor and Earnings Credits                                                      1.6%          1.6%*
   Ratio of Expenses to Average Net Assets                                             1.6%          1.6%*
   Ratio of Net Investment Loss to Average Net Assets                                 (0.5%)        (0.2%)*
   Portfolio Turnover Rate/(e)/                                                       89.3%         95.4%


STRONG ADVISOR COMMON STOCK FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                                  ----------------------------
                                                                                   Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                                         2001      2000/(b)(f)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $     20.16    $   18.90
Income From Investment Operations:
   Net Investment Loss                                                                  (0.09)       (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments                            (0.41)        1.28
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                     (0.50)        1.27
Less Distributions:
   From Net Investment Income                                                              --        (0.01)
   From Net Realized Gains                                                              (0.04)          --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                  (0.04)       (0.01)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $     19.62    $   20.16
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                                                          -2.5%        +6.8%
   Net Assets, End of Period (In Millions)                                        $        16    $       0/(d)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage, Fees Paid Indirectly by
     Advisor and Earnings Credits                                                         2.5%         2.0%*
   Ratio of Expenses to Average Net Assets                                                2.3%         2.0%*
   Ratio of Net Investment Loss to Average Net Assets                                    (1.1%)       (0.6%)*
   Portfolio Turnover Rate/(e)/                                                          89.3%        95.4%

  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c)  Amount calculated is less than $0.005.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR COMMON STOCK FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                Year Ended
                                                                        ---------------------------
                                                                         Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                               2001      2000/(b)/(e)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   20.16     $   18.90
Income From Investment Operations:
   Net Investment Loss                                                     (0.09)        (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments               (0.41)         1.28
---------------------------------------------------------------------------------------------------
   Total from Investment Operations                                        (0.50)         1.27
Less Distributions:
   From Net Investment Income                                                 --         (0.01)
   From Net Realized Gains                                                 (0.04)          --
---------------------------------------------------------------------------------------------------
   Total Distributions                                                     (0.04)        (0.01)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   19.62     $   20.16
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
   Total Return                                                             -2.5%         +6.8%
   Net Assets, End of Period (In Millions)                             $      15     $       0/(c)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage, Fees Paid Indirectly by
     Advisor and Earnings Credits                                            2.4%          2.0%*
   Ratio of Expenses to Average Net Assets                                   2.2%          2.0%*
   Ratio of Net Investment Loss to Average Net Assets                       (1.1%)        (0.6%)*
   Portfolio Turnover Rate/(d)/                                             89.3%         95.4%


STRONG ADVISOR COMMON STOCK FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                   ---------------------------------------------------------------
                                                                    Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                          2001        2000       1999        1998           1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $  20.16    $  25.21    $ 21.06    $  21.02       $ 20.24
Income From Investment Operations:
   Net Investment Income (Loss)                                       (0.02)       0.04      (0.01)       0.00/(f)/     0.01
   Net Realized and Unrealized Gains (Losses) on Investments          (0.32)      (0.59)      8.19        1.36          4.67
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (0.34)      (0.55)      8.18        1.36          4.68
Less Distributions:
   From Net Investment Income                                            --       (0.04)        --          --         (0.01)
   In Excess of Net Investment Income                                    --          --         --          --         (0.03)
   From Net Realized Gains                                            (0.04)      (4.46)     (4.03)      (1.32)        (3.86)
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.04)      (4.50)     (4.03)      (1.32)        (3.90)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  19.78    $  20.16    $ 25.21    $  21.06       $ 21.02
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                        -1.7%       -1.2%     +40.4%       +6.6%        +24.0%
   Net Assets, End of Period (In Millions)                         $  1,703    $  1,719    $ 1,733    $  1,440       $ 1,565
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage, Fees Paid Indirectly by
     Advisor and Earnings Credits                                       1.3%        1.2%       1.2%        1.2%          1.2%
   Ratio of Expenses to Average Net Assets                              1.3%        1.2%       1.2%        1.2%          1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets         (0.1%)       0.2%      (0.1%)       0.0%/(f)/     0.0%/(f)/
   Portfolio Turnover Rate/(d)/                                        89.3%       95.4%      80.1%      102.6%         117.3%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(f)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Year Ended
                                                               ----------------------------------
                                                                  Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                        2001         2000/(c)(d)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $   20.22       $  17.71

Income From Investment Operations:
   Net Investment Loss                                               (0.22)/(e)/    (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments         (6.05)          2.52
------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (6.27)          2.51

Less Distributions:
   From Net Investment Income                                           --             --
------------------------------------------------------------------------------------------------
   Total Distributions                                                  --             --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $   13.95       $  20.22
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
   Total Return                                                      -31.0%         +14.2%
   Net Assets, End of Period (In Millions)                       $       7       $      1
   Ratio of Expenses to Average Net Assets                             1.8%           1.7%*
   Ratio of Net Investment Loss to Average Net Assets                 (1.4%)         (1.3%)*
   Portfolio Turnover Rate/(b)/                                      650.0%         683.7%
-------------------------------------------------------------------------------------------------



STRONG ADVISOR MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                           Year Ended
                                                               ----------------------------------
                                                                   Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                        2001        2000/(c)(d)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $   20.21       $  17.71

Income From Investment Operations:
   Net Investment Loss                                               (0.28)/(e)/    (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments         (6.04)          2.52
-------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (6.32)          2.50

Less Distributions:
   From Net Investment Income                                           --             --
-------------------------------------------------------------------------------------------------
   Total Distributions                                                  --             --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $   13.89       $  20.21
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
   Total Return                                                      -31.3%         +14.1%
   Net Assets, End of Period (In Millions)                       $       3       $      0/(f)/
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                                   2.9%           2.0%*
   Ratio of Expenses to Average Net Assets                             2.3%           2.0%*
   Ratio of Net Investment Loss to Average Net Assets                 (1.9%)         (1.6%)*
   Portfolio Turnover Rate/(b)/                                      650.0%         683.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(d) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                              Year Ended
                                                                    ------------------------------
                                                                       Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                             2001         2000/(b)(d)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 20.20          $17.71
Income From Investment Operations:
   Net Investment Loss                                                  (0.28)/(f)/     (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments            (6.04)           2.51
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (6.32)           2.49

Less Distributions:
   From Net Investment Income                                              --              --
--------------------------------------------------------------------------------------------------
   Total Distributions                                                     --              --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 13.88          $20.20
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
   Total Return                                                         -31.3%          +14.1%
   Net Assets, End of Period (In Millions)                            $     1          $    0/(c)/
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                                      2.8%            2.0%*
   Ratio of Expenses to Average Net Assets                                2.3%            2.0%*
   Ratio of Net Investment Loss to Average Net Assets                    (1.9%)          (1.6%)*
   Portfolio Turnover Rate/(e)/                                         650.0%          683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                                 Year Ended
                                                                      --------------------------------------------------------------
                                                                         Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                               2001          2000         1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $ 20.21       $ 23.25      $ 13.03     $ 11.38    $  10.00
Income From Investment Operations:
   Net Investment Loss                                                    (0.19)        (0.15)       (0.12)      (0.12)      (0.09)
   Net Realized and Unrealized Gains (Losses) on Investments              (6.05)        (1.90)       12.08        1.77        1.47
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                       (6.24)        (2.05)       11.96        1.65        1.38

Less Distributions:
   From Net Realized Gains                                                   --         (0.99)       (1.74)         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       --         (0.99)       (1.74)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 13.97       $ 20.21      $ 23.25     $ 13.03    $  11.38
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                           -30.9%         -8.5%       +92.0%      +14.5%      +13.9%
   Net Assets, End of Period (In Millions)                              $   128       $   185      $    65     $    19    $     16
   Ratio of Expenses to Average Net Assets Without Fees Paid
      Indirectly by Advisor and Earnings Credits                            1.6%          1.4%         1.6%        1.7%        1.6%
   Ratio of Expenses to Average Net Assets                                  1.6%          1.3%         1.6%        1.7%        1.6%
   Ratio of Net Investment Loss to Average Net Assets                      (1.2%)        (0.9%)       (1.1%)      (0.9%)      (0.9%)
   Portfolio Turnover Rate/(e)/                                           650.0%        683.7%       681.0%      206.9%      305.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c) Amount is less than $500,000.
(d) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SMALL CAP VALUE FUND-- CLASS A
--------------------------------------------------------------------------------

                                                                            Year Ended
                                                                    ------------------------------
                                                                      Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                            2001           2000/(b)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   17.17         $   15.36
Income From Investment Operations:
   Net Investment Loss                                                  (0.14)/(e)/       (0.00)/(c)/
   Net Realized and Unrealized Gains on Investments                      3.18              1.81
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      3.04              1.81
Less Distributions:
   From Net Realized Gains                                              (0.04)               --
--------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.04)               --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   20.17         $   17.17
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
   Total Return                                                         +17.7%            +11.8%
   Net Assets, End of Period (In Millions)                          $     169         $       1
   Ratio of Expenses to Average Net Assets Without Directed
     Brokerage and Earnings Credits                                       1.6%              1.6%*
   Ratio of Expenses to Average Net Assets                                1.6%              1.6%*
   Ratio of Net Investment Loss to Average Net Assets                    (0.7%)            (0.8%)*
   Portfolio Turnover Rate/(d)/                                          42.0%             60.3%


STRONG ADVISOR SMALL CAP VALUE FUND-- CLASS B
--------------------------------------------------------------------------------

                                                                                      Year Ended
                                                                    ------------------------------
                                                                      Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                           2001            2000/(b)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   17.16         $   15.36
Income From Investment Operations:
   Net Investment Loss                                                  (0.25)/(e)/       (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments             3.18              1.81
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      2.93              1.80
Less Distributions:
   From Net Realized Gains                                              (0.04)               --
--------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.04)               --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   20.05         $   17.16
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
   Total Return                                                         +17.1%            +11.7%
   Net Assets, End of Period (In Millions)                          $      40         $       0/(f)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage and
     Earnings Credits                                                     2.5%              2.0%*
   Ratio of Expenses to Average Net Assets                                2.3%              1.8%*
   Ratio of Net Investment Loss to Average Net Assets                    (1.4%)            (0.8%)*
   Portfolio Turnover Rate/(d)/                                          42.0%             60.3%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c)  Amount calculated is less than $0.005.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                       Year Ended
                                                            ------------------------------
                                                             Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                   2001          2000/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 17.17         $ 15.36
Income From Investment Operations:
   Net Investment Loss                                         (0.24)/(d)/     (0.01)
   Net Realized and Unrealized Gains on Investments             3.18            1.82
------------------------------------------------------------------------------------------
   Total from Investment Operations                             2.94            1.81
Less Distributions:
   From Net Realized Gains                                     (0.04)             --
------------------------------------------------------------------------------------------
   Total Distributions                                         (0.04)             --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 20.07         $ 17.17
==========================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------
   Total Return                                                +17.1%          +11.8%
   Net Assets, End of Period (In Millions)                   $    38         $     0/(c)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage and Earnings Credits        2.4%            2.0%*
   Ratio of Expenses to Average Net Assets                       2.2%            1.8%*
   Ratio of Net Investment Loss to Average Net Assets           (1.4%)          (0.7%)*
   Portfolio Turnover Rate/(e)/                                 42.0%           60.3%


STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                             Year Ended
                                                         -------------------------------------------------
                                                            Dec. 31,  Dec. 31,       Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                  2001      2000           1999       1998
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  17.17   $  13.59       $  10.61   $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                               (0.08)      0.00/(f)/     (0.08)     (0.07)
   Net Realized and Unrealized Gains on Investments            3.17       3.58           3.06       0.68
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            3.09       3.58           2.98       0.61
Less Distributions:
   From Net Realized Gains                                    (0.04)        --             --         --
----------------------------------------------------------------------------------------------------------
   Total Distributions                                        (0.04)        --             --         --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  20.22   $  17.17       $  13.59   $  10.61
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
   Total Return                                               +18.0%     +26.3%         +28.1%      +6.1%
   Net Assets, End of Period (In Millions)                 $    541   $    249       $     45   $     24
   Ratio of Expenses to Average Net Assets Without
     Directed Brokerage and Earnings Credits                    1.4%       1.4%           1.7%       1.9%
   Ratio of Expenses to Average Net Assets                      1.4%       1.4%           1.7%       1.9%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets                                                (0.5%)      0.0%/(d)/     (1.0%)     (1.0%)
   Portfolio Turnover Rate/(e)/                                42.0%      60.3%          95.5%     121.5%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c) Amount is less than $500,000.
(d) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Calculated amount is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND--CLASS A
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                           ----------------------------
                                                                              Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                                    2001      2000/(d)(f)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $  20.65       $ 19.99
Income From Investment Operations:
   Net Investment Income                                                         0.05          0.00/(b)/
   Net Realized and Unrealized Gains (Losses) on Investments                    (2.56)         0.68
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (2.51)         0.68
Less Distributions:
   From Net Investment Income                                                   (0.06)        (0.02)
   From Net Realized Gains                                                      (0.25)           --
-------------------------------------------------------------------------------------------------------
   Total Distributions                                                          (0.31)        (0.02)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $  17.83       $ 20.65
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
   Total Return                                                                 -12.2%         +3.4%
   Net Assets, End of Period (In Millions)                                   $      3       $     0/(e)/
   Ratio of Expenses to Average Net Assets Without
     Directed Brokerage and Earnings Credits                                      1.8%          1.3%*
   Ratio of Expenses to Average Net Assets                                        1.8%          1.3%*
   Ratio of Net Investment Income to Average Net Assets                           0.1%          0.1%*
   Portfolio Turnover Rate/(c)/                                                 116.1%         14.4%

STRONG ADVISOR U.S. VALUE FUND--CLASS B
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                           ----------------------------
                                                                              Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                                    2001      2000/(d)(f)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $  20.66       $ 19.99
Income From Investment Operations:
   Net Investment Loss                                                          (0.00)/(b)/   (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments                    (2.60)         0.69
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (2.60)         0.68
Less Distributions:
   From Net Investment Income                                                      --         (0.01)
   From Net Realized Gains                                                      (0.25)           --
-------------------------------------------------------------------------------------------------------
   Total Distributions                                                          (0.25)        (0.01)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $  17.81       $ 20.66
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
   Total Return                                                                 -12.6%         +3.4%
   Net Assets, End of Period (In Millions)                                   $      2       $     0/(e)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage and Earnings Credits                         2.9%          2.0%*
   Ratio of Expenses to Average Net Assets                                        2.3%          2.0%*
   Ratio of Net Investment Loss to Average Net Assets                            (0.4%)        (0.5%)*
   Portfolio Turnover Rate/(c)/                                                 116.1%         14.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.005 or 0.05%.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(e)  Amount is less than $500,000.
(f) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------

STRONG ADVISOR U.S. VALUE FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------

                                                                                        Year Ended
                                                                                --------------------------------
                                                                                Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                                                      2001          2000/(b)(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $  20.66          $  19.99
Income From Investment Operations:
   Net Investment Loss                                                              (0.0)/(d)/       (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments                       (2.59)             0.69
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                (2.59)             0.68
Less Distributions:
   From Net Investment Income                                                         --             (0.01)
   From Net Realized Gains                                                         (0.25)               --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                             (0.25)            (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $  17.82          $  20.66
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
   Total Return                                                                    -12.6%             +3.4%
   Net Assets, End of Period (In Millions)                                      $      1          $      0/(e)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage, Fees Paid Indirectly
     by Advisor and Earnings Credits                                                 2.4%              2.0%*
   Ratio of Expenses to Average Net Assets                                           2.2%              2.0%*
   Ratio of Net Investment Loss to Average Net Assets                               (0.3%)            (0.5%)*
   Portfolio Turnover Rate/(f)/                                                    116.1%             14.4%


STRONG ADVISOR U.S. VALUE FUND -- CLASS Z
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                     ---------------------------------------------------------------
                                                                     Dec. 31,   Dec. 31,   Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                           2001    2000/(g)/     2000      1999       1998      1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $  20.65  $  21.63    $  20.58  $  17.20   $  15.84  $  12.03
Income From Investment Operations:
   Net Investment Income                                                 0.11      0.03        0.05      0.06       0.11      0.13
   Net Realized and Unrealized Gains (Losses) on Investments            (2.53)    (0.52)       1.53      3.39       2.05      3.81
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (2.42)    (0.49)       1.58      3.45       2.16      3.94
Less Distributions:
   From Net Investment Income                                           (0.11)    (0.03)      (0.05)    (0.07)     (0.11)    (0.13)
   From Net Realized Gains                                              (0.25)    (0.46)      (0.48)       --      (0.64)       --
   In Excess of Realized Gains                                             --        --          --        --      (0.05)       --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.36)    (0.49)      (0.53)    (0.07)     (0.80)    (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  17.87  $  20.65    $  21.63  $  20.58   $  17.20  $  15.84
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         -11.7%     -2.2%       +7.7%    +20.1%     +14.2%    +32.9%
   Net Assets, End of Period (In Millions)                           $    186  $    251    $    252  $    182   $    171  $    134
   Ratio of Expenses to Average Net Assets Without
     Directed Brokerage and Earnings Credits                              1.2%      1.1%        1.0%      1.1%       1.1%      1.1%
   Ratio of Expenses to Average Net Assets                                1.2%      1.1%        1.0%      1.1%       1.1%      1.1%
   Ratio of Net Investment Income to Average Net Assets                   0.6%      0.8%        0.3%      0.3%       0.7%      0.9%
   Portfolio Turnover Rate/(f)/                                         116.1%     14.4%       46.5%     32.3%      83.2%    152.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)  Amount calculated is less than $0.005.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  In 2000, the Fund changed its fiscal year-end from October to December.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR 20 FUND-- CLASS A
--------------------------------------------------------------------------

                                                                 Year Ended
                                                                 ----------
                                                                  Dec. 31,
Selected Per-Share Data/(a)/                                        2001
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  10.00
Income From Investment Operations:
   Net Investment Loss                                               (0.01)
   Net Realized and Unrealized Losses on Investments                 (2.00)/(d)/
--------------------------------------------------------------------------
   Total from Investment Operations                                  (2.01)
Less Distributions:
   From Net Investment Income                                           --
   From Net Realized Gains                                              --
--------------------------------------------------------------------------
   Total Distributions                                                  --
--------------------------------------------------------------------------
Net Asset Value, End of Period                                    $   7.99
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
   Total Return                                                      -20.1%
   Net Assets, End of Period (In Millions)                        $     57
   Ratio of Expenses to Average Net Assets without
     Waivers, Absorptions and Earnings Credits                         4.4%
   Ratio of Expenses to Average Net Assets                             1.7%
   Ratio of Net Investment Loss to Average Net Assets                 (0.8%)
   Portfolio Turnover Rate/(b)/                                      359.7%


STRONG ADVISOR ENDEAVOR 20 FUND-- CLASS B
--------------------------------------------------------------------------

                                                                 Year Ended
                                                                 ----------
                                                                  Dec. 31,
Selected Per-Share Data/(a)/                                        2001
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  10.00
Income From Investment Operations:
   Net Investment Loss                                               (0.09)
   Net Realized and Unrealized Losses on Investments                 (1.97)/(d)/
--------------------------------------------------------------------------
   Total from Investment Operations                                  (2.06)
Less Distributions:
   From Net Investment Income                                           --
   From Net Realized Gains                                              --
--------------------------------------------------------------------------
   Total Distributions                                                  --
--------------------------------------------------------------------------
Net Asset Value, End of Period                                    $   7.94
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
   Total Return                                                      -20.6%
   Net Assets, End of Period (In Millions)                        $      0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers, Absorptions and Earnings Credits                       12.4%
   Ratio of Expenses to Average Net Assets                            2.5%
   Ratio of Net Investment Loss to Average Net Assets                (1.7%)
   Portfolio Turnover Rate/(b)/                                     359.7%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Amount is less than $500,000.
(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR 20 FUND -- CLASS C
------------------------------------------------------------------

                                                         Year Ended
                                                         ----------
                                                          Dec. 31,
Selected Per-Share Data/(a)/                                2001
------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $  10.00
Income From Investment Operations:
   Net Investment Loss                                       (0.10)
   Net Realized and Unrealized Losses on Investments         (1.97)/(e)/
------------------------------------------------------------------
   Total from Investment Operations                          (2.07)
Less Distributions:
   From Net Investment Income                                   --
   From Net Realized Gains                                      --
------------------------------------------------------------------
   Total Distributions                                          --
------------------------------------------------------------------
Net Asset Value, End of Period                            $   7.93
==================================================================
Ratios and Supplemental Data
------------------------------------------------------------------
   Total Return                                              -20.7%
   Net Assets, End of Period (In Millions)                $      0/(b)/
   Ratio of Expenses to Average Net Assets without
     Waivers, Absorptions and Earnings Credits                12.8%
   Ratio of Expenses to Average Net Assets                     2.5%
   Ratio of Net Investment Loss to Average Net Assets         (1.7%)
   Portfolio Turnover Rate/(c)/                              359.7%


STRONG ADVISOR FOCUS FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                       Year Ended
                                                                 ----------------------
                                                                 Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                       2001       2000/(d)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  10.26     $   10.00
Income From Investment Operations:
   Net Investment Loss                                              (0.07)        (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments        (3.57)         0.27
---------------------------------------------------------------------------------------
   Total from Investment Operations                                 (3.64)         0.26
Less Distributions:
   From Net Investment Income                                          --            --
   From Net Realized Gains                                             --            --
---------------------------------------------------------------------------------------
   Total Distributions                                                 --            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $   6.62     $   10.26
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
   Total Return                                                     -35.5%         +2.6%
   Net Assets, End of Period (In Millions)                       $      5     $       1
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions and Earnings Credits                                 3.4%          7.3%*
   Ratio of Expenses to Average Net Assets                            1.5%          2.4%*
   Ratio of Net Investment Loss to Average Net Assets                (0.9%)        (1.0%)*
   Portfolio Turnover Rate/(c)/                                     605.7%         45.1%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Amount is less than $500,000.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(e) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR FOCUS FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                                -------------------------
                                                                 Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                       2001         2000/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $    10.23     $     10.00
Income From Investment Operations:
   Net Investment Loss                                               (0.08)          (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments         (3.60)           0.24
------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (3.68)           0.23
Less Distributions:
   From Net Investment Income                                           --              --
   From Net Realized Gains                                              --              --
------------------------------------------------------------------------------------------
   Total Distributions                                                  --              --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $     6.55     $     10.23
==========================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------
   Total Return                                                      -36.0%           +2.3%
   Net Assets, End of Period (In Millions)                      $        2               0/(d)/
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions and Earnings Credits                                  4.6%            8.1%*
   Ratio of Expenses to Average Net Assets                             2.4%            3.1%*
   Ratio of Net Investment Loss to Average Net Assets                 (1.7%)          (1.6%)*
   Portfolio Turnover Rate/(c)/                                      605.7%           45.1%

STRONG ADVISOR FOCUS FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                                 ---------------------------
                                                                 Dec 31,         Dec. 31,
Selected Per-Share Data/(a)/                                       2001         2000/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $    10.23     $     10.00
Income From Investment Operations:
   Net Investment Loss                                               (0.09)          (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments         (3.59)           0.25
------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (3.68)           0.23
Less Distributions:
   From Net Investment Income                                           --              --
   From Net Realized Gains                                              --              --
------------------------------------------------------------------------------------------
   Total Distributions                                                  --              --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $     6.55     $     10.23
==========================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------
   Total Return                                                      -36.0%           +2.3%
   Net Assets, End of Period (In Millions)                      $        1     $         0/(d)/
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions and Earnings Credits                                  4.3%            8.1%*
   Ratio of Expenses to Average Net Assets                             2.4%            4.5%*
   Ratio of Net Investment Loss to Average Net Assets                 (1.7%)          (2.7%)*
   Portfolio Turnover Rate/(c)/                                      605.7%           45.1%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Amount is less than $500,000.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR TECHNOLOGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                     Year Ended
                                                             --------------------------
                                                              Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                    2001          2000/(b)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $   9.27        $   10.00
Income From Investment Operations:
   Net Investment Loss                                           (0.05)           (0.05)
   Net Realized and Unrealized Losses on Investments             (1.99)           (0.68)
---------------------------------------------------------------------------------------
   Total from Investment Operations                              (2.04)           (0.73)
Less Distributions:
   From Net Investment Income                                       --               --
   From Net Realized Gains                                       (0.01)              --
---------------------------------------------------------------------------------------
   Total Distributions                                           (0.01)              --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $   7.22        $    9.27
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
   Total Return                                                  -22.0%            -7.3%
   Net Assets, End of Period (In Millions)                    $      2        $       0/(c)/
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions and Earnings Credits                              7.0%            17.2%*
   Ratio of Expenses to Average Net Assets                         1.6%             9.5%*
   Ratio of Net Investment Loss to Average Net Assets             (1.0%)           (8.2%)*
   Portfolio Turnover Rate/(d)/                                  157.9%            49.3%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                     Year Ended
                                                             --------------------------
                                                              Dec 31,          Dec. 31,
Selected Per-Share Data/(a)/                                    2001          2000/(b)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $   9.26        $   10.00
Income From Investment Operations:
   Net Investment Loss                                           (0.09)           (0.08)
   Net Realized and Unrealized Losses on Investments             (2.03)           (0.66)
---------------------------------------------------------------------------------------
   Total from Investment Operations                              (2.12)           (0.74)
Less Distributions:
   From Net Investment Income                                       --               --
   From Net Realized Gains                                       (0.01)              --
---------------------------------------------------------------------------------------
   Total Distributions                                           (0.01)              --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $   7.13        $    9.26
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
   Total Return                                                  -22.9%            -7.4%
   Net Assets, End of Period (In Millions)                    $      0/(c)/   $       0/(c)/
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions and Earnings Credits                              9.3%            17.3%*
   Ratio of Expenses to Average Net Assets                         2.5%            11.1%*
   Ratio of Net Investment Loss to Average Net Assets             (1.9%)           (9.7%)*
   Portfolio Turnover Rate/(d)/                                  157.9%            49.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                              Year Ended
                                                        ------------------------
                                                         Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                               2001     2000/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  9.26    $ 10.00
Income From Investment Operations:
   Net Investment Loss                                     (0.09)     (0.08)
   Net Realized and Unrealized Losses on Investments       (2.05)     (0.66)
--------------------------------------------------------------------------------
   Total from Investment Operations                        (2.14)     (0.74)

Less Distributions:
   From Net Investment Income                                 --         --
   From Net Realized Gains                                 (0.01)        --
--------------------------------------------------------------------------------
   Total Distributions                                     (0.01)        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  7.11    $  9.26
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                            -23.1%      -7.4%
   Net Assets, End of Period (In Millions)               $     1    $     0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers, Absorptions and Earnings Credits               8.9%      17.3%*
   Ratio of Expenses to Average Net Assets                   2.4%      11.1%*
   Ratio of Net Investment Loss to Average Net Assets       (1.8%)     (9.7%)*
   Portfolio Turnover Rate/(d)/                            157.9%      49.3%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                  Period Ended
                                                                 ---------------
                                                                    Dec. 31,
Selected Per-Share Data/(a)/                                        2001/(e)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 10.00
Income From Investment Operations:
   Net Investment Loss                                                (0.01)
   Net Realized and Unrealized Gains on Investments                    0.86/(f)/
--------------------------------------------------------------------------------
   Total from Investment Operations                                    0.85

Less Distributions:
   From Net Investment Income                                            --
   From Net Realized Gains                                            (0.26)
--------------------------------------------------------------------------------
   Total Distributions                                                (0.26)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 10.59
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                        +8.5%
   Net Assets, End of Period (In Millions)                          $    28
   Ratio of Expenses to Average Net Assets                              2.4%*
   Ratio of Net Loss to Average Net Assets                             (1.1%)*
   Portfolio Turnover Rate/(d)/                                        54.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
 (c) Amount is less than $500,000.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) For the period from September 28, 2001 (inception) to December 31, 2001 (Note 1).
 (f) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                 Period Ended
                                                                   Dec. 31,
Selected Per-Share Data/(a)/                                       2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.00
Income From Investment Operations:
   Net Investment Loss                                               (0.04)
   Net Realized and Unrealized Gains on Investments                   0.87/(e)/
--------------------------------------------------------------------------------
   Total from Investment Operations                                   0.83

Less Distributions:
   From Net Investment Income                                           --
   From Net Realized Gains                                           (0.26)
--------------------------------------------------------------------------------
   Total Distributions                                               (0.26)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 10.57
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       +8.3%
   Net Assets, End of Period (In Millions)                         $     0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                           2.7%*
   Ratio of Expenses to Average Net Assets                             2.6%*
   Ratio of Net Investment Loss to Average Net Assets                 (1.6%)*
   Portfolio Turnover Rate/(d)/                                       54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND-- CLASS C
--------------------------------------------------------------------------------

                                                                 Period Ended
                                                                    Dec. 31,
Selected Per-Share Data/(a)/                                       2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.00
Income From Investment Operations:
   Net Investment Loss                                               (0.04)
   Net Realized and Unrealized Gains on Investments                   0.87/(e)/
--------------------------------------------------------------------------------
   Total from Investment Operations                                   0.83

Less Distributions:
   From Net Investment Income                                           --
   From Net Realized Gains                                           (0.26)
--------------------------------------------------------------------------------
   Total Distributions                                               (0.26)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 10.57
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       +8.3%
   Net Assets, End of Period (In Millions)                         $     0(c)
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                           2.7%*
   Ratio of Expenses to Average Net Assets                             2.6%*
   Ratio of Net Investment Loss to Average Net Assets                 (1.6%)*
   Portfolio Turnover Rate/(d)/                                       54.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from September 28, 2001 (inception) to December 31, 2001 (Note 1).
 (c) Amount is less than $500,000.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      Dec. 31,
Selected Per-Share Data/(a)/                                          2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $  10.00
Income From Investment Operations:
   Net Investment Loss                                                (0.03)
   Net Realized and Unrealized Gains on Investments                    0.44
--------------------------------------------------------------------------------
   Total from Investment Operations                                    0.41
Less Distributions:
   From Net Investment Income                                            --
   From Net Realized Gains                                               --
--------------------------------------------------------------------------------
   Total Distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  10.41
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                        +4.1%
   Net Assets, End of Period (In Millions)                         $      0/(c)/
   Ratio of Expenses to Average Net Assets                              2.2%*
   Ratio of Net Investment Loss to Average Net Assets                  (1.1%)*
   Portfolio Turnover Rate/(d)/                                         4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      Dec. 31,
Selected Per-Share Data/(a)/                                          2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $  10.00
Income From Investment Operations:
   Net Investment Loss                                                (0.04)
   Net Realized and Unrealized Gains on Investments                    0.44
--------------------------------------------------------------------------------
   Total from Investment Operations                                    0.40
Less Distributions:
   From Net Investment Income                                            --
   From Net Realized Gains                                               --
--------------------------------------------------------------------------------
   Total Distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  10.40
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                        +4.0%
   Net Assets, End of Period (In Millions)                         $      0/(c)/
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                                    3.0%*
   Ratio of Expenses to Average Net Assets                              2.7%*
   Ratio of Net Investment Loss to Average Net Assets                  (1.6%)*
   Portfolio Turnover Rate/(d)/                                         4.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 28, 2001 (inception) to December 31, 2001 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      Dec. 31,
Selected Per-Share Data/(a)/                                          2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $  10.00
Income From Investment Operations:
   Net Investment Loss                                                (0.04)
   Net Realized and Unrealized Gains on Investments                    0.44
--------------------------------------------------------------------------------
   Total from Investment Operations                                    0.40
Less Distributions:
   From Net Investment Income                                            --
   From Net Realized Gains                                               --
--------------------------------------------------------------------------------
   Total Distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  10.40
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                        +4.0%
   Net Assets, End of Period (In Millions)                         $      0/(c)/
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                                    3.0%*
   Ratio of Expenses to Average Net Assets                              2.7%*
   Ratio of Net Investment Loss to Average Net Assets                  (1.6%)*
   Portfolio Turnover Rate(d)                                           4.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 28, 2001 (inception) to December 31, 2001 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Advisor Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Endeavor 20 Fund (one of the series constituting Strong Opportunity Fund. Inc.), Strong Advisor International Core Fund (one of the series constituting Strong International Equity Funds, Inc.), Strong Advisor U.S. Value Fund (one of the series constituting Strong Conservative Equity Funds, Inc.), Strong Advisor Mid Cap Growth Fund and Strong Advisor Small Cap Value Fund (two of the series constituting Strong Equity Funds, Inc.), Strong Advisor Focus Fund, Strong Advisor Technology Fund, Strong Advisor Common Stock Fund and Strong Advisor Endeavor Large Cap Fund (four of the series constituting Strong Common Stock Fund, Inc.) (all nine collectively constituting Strong Advisor Equity Funds, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.
     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.
     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.
     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                  Neal Malicky
                                Marvin E. Nevins
                                William F. Vogt

                                    Officers

                    Richard S. Strong, Chairman of the Board
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                          Richard W. Smirl, Secretary
           Susan A. Hollister, Vice President and Assistant Secretary
                 Gilbert L. Southwell, III, Assistant Secretary
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer

                               Investment Advisor

                         Strong Investor Services, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  Distributor

                            Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   Custodians

                      State Street Bank and Trust Company
              801 Pennsylvania Avenue, Kansas City, Missouri 64105

                  Transfer Agent and Dividend-Disbursing Agent

                         Strong Investor Services, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            Independent Accountants

                           PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 Legal Counsel

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

     This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19939-1201

     Strong Investments

     P.O. Box 2936  |  Milwaukee, WI 53201
     www.Strong.com

--------------------------------------------------------------------------------

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.Strong.com

[STRONG LOGO HERE] STRONG